                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(A) of the Securities
                             Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]
          Check the appropriate box:

[_]   Preliminary Proxy Statement             [_]  Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive additional materials
[_]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  PIMCO FUNDS
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

[_]   Fee paid previously with preliminary materials:

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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                     PACIFIC INVESTMENT MANAGEMENT COMPANY
                      840 Newport Center Drive, Suite 300
                        Newport Beach, California 92660

                                January 12, 2000

Dear Shareholder:

   On behalf of the Board of Trustees of PIMCO Funds: Pacific Investment Management Series (the "Trust"), we are pleased to invite you to a special meeting of the shareholders of the Trust to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on March 3, 2000 at 9:00 a.m., Pacific time.

   As discussed in more detail in the enclosed proxy statement, Pacific Investment Management Company ("PIMCO"), the investment adviser for each series of the Trust (the "Funds") and a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"), will undergo a "change in control" as a result of Allianz of America, Inc. acquiring approximately 70% of the outstanding partnership interests in PIMCO Advisors (the "Transaction"). At the meeting, you will be asked to consider the following proposals:

  . Election of Trustees to the Board of Trustees.

  . Approval of a new investment advisory contract between the Trust and PIMCO. The new investment advisory contract provides that, following the Transaction, PIMCO will continue to provide investment advisory services to each Fund on the same terms and with the same compensation structure under which it currently operates.

  . Approval of changes to each Fund's fundamental investment policies. The changes are intended to simplify and modernize each Fund's fundamental investment policies to enhance management's ability to manage the Fund's assets efficiently in changing regulatory and investment environments.

  . Approval of an Amended and Restated Declaration of Trust (the "Amended
    Declaration"). The Amended Declaration would permit the Trust to respond more quickly and favorably to changing markets without going to the expense and delay of holding a shareholder's meeting, and also would clarify the existing rights, privileges and powers of the Board of Trustees and shareholders of the Trust.

   Your vote is important. After reviewing these proposals, your Board of Trustees unanimously agreed that they are in the best interests of each Fund's shareholders and voted to approve them, as more fully described in the accompanying proxy statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

   No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailing or having our proxy solicitor, D.F. King & Co., Inc. ("D.F. King") telephone you. Alternatively, you may vote by telephone, facsimile or Internet, as described in the proxy card(s). If you have any questions regarding the proxy statement, please call D.F. King at 1-800-949-2583.

   Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ R. Wesley Burns
                                          R. Wesley Burns
                                          Managing Director

               PIMCO Funds: Pacific Investment Management Series
                      840 Newport Center Drive, Suite 300
                        Newport Beach, California 92660

                          For proxy information call:
                                (800) 949-2583
                         For account information call:
        (800) 927-4648 (Institutional and Administrative Class Shares)
                 (800) 426-0107 (All Other Classes of Shares)

                               ----------------

                               Money Market Fund
                                Short-Term Fund
                               Low Duration Fund
                             Low Duration Fund II
                             Low Duration Fund III
                          Low Duration Mortgage Fund
                            Moderate Duration Fund
                             Real Return Bond Fund
                               Total Return Fund
                             Total Return Fund II
                             Total Return Fund III
                          Total Return Mortgage Fund
                                High Yield Fund
                        Long-Term U.S. Government Fund
                     Short Duration Municipal Income Fund
                              Municipal Bond Fund
                  California Intermediate Municipal Bond Fund
                   New York Intermediate Municipal Bond Fund
                               Global Bond Fund
                              Global Bond Fund II
                               Foreign Bond Fund
                          Emerging Markets Bond Fund
                            Strategic Balanced Fund
                             Convertible Bond Fund
                                StocksPLUS Fund

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held March 3, 2000

                               ----------------

   To the Shareholders of PIMCO Funds: Pacific Investment Management Series:

   Notice is hereby given that a special meeting of shareholders of the currently operational series of the PIMCO Funds: Pacific Investment Management Series (the "Trust") will be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on March 3, 2000 at 9:00 a.m., Pacific time, or as adjourned from time to time (the "Meeting"), for the purposes listed below. This proxy statement relates to all currently active series of the Trust, other than the PIMCO International Bond Fund and the PIMCO Emerging Markets Bond Fund II (the "Funds"). Shares of the PIMCO International Bond Fund and the PIMCO Emerging Markets Bond Fund II are offered only to private account clients of Pacific Investment Management Company ("PIMCO"), and proxies for these series are being solicited separately. The Meeting will be held:

  I.  To elect Trustees to the Board of Trustees of the Trust;

  II. To approve a new investment advisory contract;

   III. To approve changes to fundamental investment policies;

   IV.  To approve an Amended and Restated Declaration of Trust; and

   V.   To transact such other business as may properly come before the Meeting.

   After careful consideration, the Trustees of the Trust unanimously approved each of the proposals and recommend that shareholders vote "FOR" each proposal.

   The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on December 20, 1999 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of a Fund is entitled to one vote with respect to proposals on which that Fund's shareholders are entitled to vote, with fractional votes for fractional shares. If you held shares of more than one Fund on the record date, you will receive separate proxy cards for each Fund.

   Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                          By Order of the Board of Trustees


                                          Garlin G. Flynn, Secretary

Newport Beach, California
January 12, 2000

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 YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S).
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               PIMCO Funds: Pacific Investment Management Series
                      840 Newport Center Drive, Suite 300
                        Newport Beach, California 92660

                          For proxy information call:
                                (800) 949-2583
                         For account information call:
        (800) 927-4648 (Institutional and Administrative Class Shares)
                 (800) 426-0107 (All Other Classes of Shares)

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        Special Meeting of Shareholders
                           To be held March 3, 2000

   This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of the PIMCO
Funds: Pacific Investment Management Series (the "Trust") for use at a joint special meeting of shareholders of the currently operational series of the Trust to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on March 3, 2000 at 9:00 a.m., Pacific time, or as adjourned from time to time (the "Meeting"), for the purposes set forth below.

   This proxy statement relates to all currently active series of the Trust, other than the PIMCO International Bond Fund and the PIMCO Emerging Markets Bond Fund II (the "Funds"). Shares of the PIMCO International Bond Fund and the PIMCO Emerging Markets Bond Fund II are offered only to private account clients of Pacific Investment Management Company ("PIMCO"), and proxies for these series are being solicited separately. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about January 12, 2000.

   Shareholder Reports. Shareholders can find important information about the Funds in the annual report dated March 31, 1999 and the semi-annual report dated September 30, 1999, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the appropriate telephone number above.

   The Board is soliciting proxies from shareholders of the Funds with respect to the following proposals:

   I.   To elect Trustees to the Board of Trustees of the Trust;

   II.  To approve a new investment advisory contract;

   III. To approve changes to fundamental investment policies;

   IV.  To approve an Amended and Restated Declaration of Trust; and

   V.   To transact such other business as may properly come before the Meeting.

                            I. ELECTION OF TRUSTEES

   Each of the current Trustees of the Trust is being proposed for election to the Board. In connection with the transaction described below in Proposal II, the Board has concluded that it is in the best interests of the Trust that at least 75% of the Board members be Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust or its investment adviser, PIMCO. To that end, at the Meeting, two new Trustees who are not "interested persons" of the Trust or PIMCO are also proposed for election to the Board (together with the current Trustees, the "Nominees").

   The Nominating Committee, composed of independent Trustees Messrs. Babcock, Curtis, Kemp and Popejoy, is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 1999.

   The Nominating Committee, advised by special independent counsel, met on December 1, 1999 to consider possible additional candidates to the Board. On December 16, 1999, the Chairperson of the Nominating Committee reported to the Board that the Nominating Committee had approved the nominations of Mr. E. Philip Cannon and Mr. J. Michael Hagan as Trustees, and recommended to the Board that they be elected and that the nominations be submitted to shareholders for approval. The Board also agreed that each of the current Trustees should stand for re-election and that these nominations should be submitted to shareholders for approval.

   In evaluating the Nominees, the Board noted that Messrs. Cannon and Hagan have significant experience and the background necessary to make them valuable additions to the Board as independent Trustees. The Board noted that Mr. Cannon currently serves on the board of another investment company managed by affiliates of PIMCO. In addition, the Board noted that each of the current Trustees, except Mr. Burns, previously had been elected to, and served on, the Board, and that Mr. Burns has served on the Board since November 1997. The Board therefore concluded that each of the current Trustees has the background, experience and working knowledge of the Funds, as well as the professional experience, to be an effective member of the Board.

   If the Nominees are elected at the Meeting, there will be a total of eight Trustees on the Board, six of whom will not be "interested persons" of the Trust or PIMCO.

   The Nominees have indicated their willingness to serve as Trustees. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

   The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Trustees of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees, unless sooner succeeded as provided in the Trust's Declaration of Trust. It is proposed, and the Board recommends, that shareholders elect the Nominees.

   The following table sets forth certain information concerning the Nominees.

                                    Length of                      Principal Occupation(s)
                                     Service     Current Position   During the Past Five
      Name, Address and Age        on the Board   with the Trust            Years
      ---------------------        ------------  ---------------- ------------------------
 Guilford C. Babcock.............  4/87-Present    Trustee         Associate Professor of
  1500 Park Place                                                  Finance, University of
  San Marino, California 91108                                     Southern California;
  Age 68                                                           Director, PIMCO
                                                                   Commercial Mortgage
                                                                   Securities Trust, Inc.;
                                                                   Trustee, PIMCO Variable
                                                                   Insurance Trust;
                                                                   Director, Growth Fund of
                                                                   America and Fundamental
                                                                   Investors Fund of the
                                                                   American Funds;
                                                                   Director, Good Hope
                                                                   Medical Foundation.

 R. Wesley Burns*................  11/97-Present   President and   Managing Director,
  840 Newport Center Drive         (since 2/94 as  Trustee         PIMCO; President and
  Newport Beach, California 92660  President)                      Director, PIMCO
  Age 40                                                           Commercial Mortgage
                                                                   Securities Trust, Inc.;
                                                                   President and Trustee,
                                                                   PIMCO Variable Insurance
                                                                   Trust. Formerly
                                                                   Executive Vice
                                                                   President, PIMCO;
                                                                   Executive Vice
                                                                   President, PIMCO Funds:
                                                                   Multi-Manager Series.

                                   Length of                     Principal Occupation(s)
                                    Service    Current Position   During the Past Five
      Name, Address and Age      on the Board   with the Trust            Years
      ---------------------      ------------  ---------------- ------------------------
 E. Philip Cannon............... Nominee           None         Proprietor, Cannon &
  3838 Olympia                                                  Company, an affiliate of
  Houston, Texas 77019                                          Inverness Management
  Age 59                                                        LLC, a private equity
                                                                investment firm; Trustee
                                                                of PIMCO Funds: Multi-
                                                                Manager Series.
                                                                Formerly, Headmaster,
                                                                St. John's School,
                                                                Houston, Texas; Trustee
                                                                of Cash Accumulation
                                                                Trust; General Partner,
                                                                J.B. Poindexter & Co.,
                                                                Houston, Texas, a
                                                                private equity
                                                                investment firm; and
                                                                Partner, Iberia
                                                                Petroleum Company, an
                                                                oil and gas production
                                                                company. Mr. Cannon was
                                                                a director of WNS Inc.,
                                                                a retailing company
                                                                which filed a petition
                                                                in bankruptcy within the
                                                                last five years.

 Vern O. Curtis................. 4/87-3/93 and     Trustee      Private Investor;
  14158 N.W. Bronson Creek Drive 2/95-Present                   Director, PIMCO
  Portland, Oregon 97229                                        Commercial Mortgage
  Age 65                                                        Securities Trust, Inc.;
                                                                Trustee, PIMCO Variable
                                                                Insurance Trust;
                                                                Director, Public Storage
                                                                Business Parks, Inc., a
                                                                Real Estate Investment
                                                                Trust; Director, Fresh
                                                                Choice, Inc. (restaurant
                                                                company). Formerly,
                                                                charitable work, The
                                                                Church of Jesus Christ
                                                                of Latter-day Saints.

 J. Michael Hagan............... Nominee           None         Retired from Furon
  6 Merced                                                      Company (manufacturing)
  San Clemente, California 92673                                where he served as
  Age 60                                                        Chairman and CEO from
                                                                June 1991 to November
                                                                1999, and in other
                                                                capacities since 1967.
                                                                He was previously
                                                                associated with Ross
                                                                Laboratories and
                                                                Standard Oil of
                                                                California. Mr. Hagan
                                                                serves on the Boards of
                                                                Directors for Ameron
                                                                International
                                                                (manufacturing), Freedom
                                                                Communications, and
                                                                Remedy Temp (staffing).
                                                                He is also a member of
                                                                the Board of Regents at
                                                                Santa Clara University,
                                                                the Board of Taller San
                                                                Jose, and the Board of
                                                                Trustees of the South
                                                                Coast Repertory Theater.

                                   Length of                      Principal Occupation(s)
                                    Service    Current Position    During the Past Five
      Name, Address and Age      on the Board   with the Trust             Years
      ---------------------      ------------  ----------------- ------------------------
 Brent R. Harris*............... 2/92-Present  Chairman of the   Managing Director,
  840 Newport Center Drive                     Board and Trustee PIMCO; Board of
  Newport Beach, California 92660                                Governors, Investment
  Age 40                                                         Company Institute;
                                                                 Chairman and Director,
                                                                 PIMCO Commercial
                                                                 Mortgage Securities
                                                                 Trust, Inc.; Chairman
                                                                 and Trustee, PIMCO
                                                                 Variable Insurance
                                                                 Trust.

 Thomas P. Kemp................. 4/87-Present  Trustee           Private Investor;
  141 Marine Drive                                               Director, PIMCO
  Laguna Beach, California 92651                                 Commercial Mortgage
  Age 69                                                         Securities Trust, Inc.;
                                                                 Trustee, PIMCO Variable
                                                                 Insurance Trust.
                                                                 Formerly Co-Chairman,
                                                                 U.S. Committee to Assist
                                                                 Russian Reform;
                                                                 Director, Union
                                                                 Financial Corp. (savings
                                                                 and loan); Senior
                                                                 Consultant, World Cup
                                                                 1994 Organizing
                                                                 Committee.

 William J. Popejoy............. 7/93-2/95 and Trustee           President, Pacific
  29 Chatham Court               8/95-Present                    Capital Investors;
  Newport Beach, California 92660                                Chairman, PacPro (vinyl
  Age 61                                                         assembly products;
                                                                 formerly Western
                                                                 Printing); Director,
                                                                 PIMCO Commercial
                                                                 Mortgage Securities
                                                                 Trust, Inc.; Trustee,
                                                                 PIMCO Variable Insurance
                                                                 Trust. Formerly
                                                                 Director, California
                                                                 State Lottery; Chief
                                                                 Executive Officer,
                                                                 Orange County,
                                                                 California.

--------
* Mr. Burns and Mr. Harris are "interested persons" of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

   During the fiscal year ended March 31, 1999, there were six meetings of the Board. There was 100% attendance by Trustees at the meetings of the Board throughout the period.

   As of December 15, 1999, the Trustees and officers of the Trust, as a group, owned less than one percent of the outstanding shares of each Fund in the aggregate, or of any class of shares of any Fund, except Mr. Harris, who owned 154,104 shares (2.65%) of the Institutional Class Shares of the Municipal Bond Fund. Messrs. Curtis and Hagan formerly held units issued by PIMCO Advisors L.P., the parent of PIMCO.

   Board of Trustees--Committees. In addition to the Nominating Committee, the Trust has a standing Audit Committee that currently consists of all of the independent Trustees (Messrs. Babcock, Curtis, Kemp and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Trust's independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian. During the fiscal year ended March 31, 1999, the Audit Committee met three times. Each member of the Audit Committee attended 100% of such meetings during the period in which he was a member of the Audit Committee.

   Remuneration of Trustees and Officers. The Trust pays each Trustee who is not an "interested person" of the Trust an annual retainer of $45,000 plus $3,000 for each Board meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended March 31, 1999, the Trustees who are not "interested persons," of the Trust, as a group, received compensation in the amount of $234,297.

   The following table sets forth the compensation paid to each of the current Trustees of the Trust for the fiscal year ended March 31, 1999. Trustees who are "interested persons" of the Trust do not receive any compensation from the Trust.

                                  Aggregate Compensation Total Compensation from
     Name                               from Trust       Trust and Fund Complex*
     ----                         ---------------------- -----------------------
   Guilford C. Babcock ..........        $58,000                 $78,750
   Vern O. Curtis................        $60,297                 $82,619
   Thomas P. Kemp ...............        $58,000                 $78,750
   William J. Popejoy............        $58,000                 $78,750

--------
  * Fund complex includes the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company, and PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services as Directors of PIMCO Commercial Mortgage Securities Trust, Inc., the Trustees listed above received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended in person ($500 for each meeting attended telephonically), an annual retainer of $500 for a Committee Chairmanship, plus reimbursement of related expenses. For the fiscal year ended December 31, 1999, these Trustees, as a group, received compensation in the amount of $42,786 from PIMCO Commercial Mortgage Securities Trust, Inc.

     The Trustees listed above, for their services as Trustees of PIMCO Variable Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each Board of Directors meeting attended in person ($250 for each meeting attended telephonically), an annual retainer of $500 for a Committee Chairmanship, plus reimbursement of related expenses. For the fiscal year ended December 31, 1999, these Trustees, as a group, received compensation in the amount of $41,786 from PIMCO Variable Insurance Trust.

   Material Interest of Trustees and Nominees. Messrs. Burns and Harris each has a direct material interest in the transaction described below in Proposal II, pursuant to which Allianz of America, Inc. ("Allianz of America") will acquire majority ownership of PIMCO Advisors L.P. ("PIMCO Advisors"), the parent of PIMCO, and certain of its affiliates. Messrs. Burns and Harris, as managing directors of PIMCO, the investment adviser and administrator of the Funds, will receive employment-related compensation and other benefits as a result of the transaction. For a complete discussion of the transaction, see Proposal II.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

                       II. APPROVAL OF A NEW INVESTMENT
                               ADVISORY CONTRACT

   Introduction. PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, has served as investment adviser of the Trust since its inception on February 19, 1987. PIMCO currently serves as adviser of the Funds pursuant to an investment advisory contract dated November 22, 1994 (the "Advisory Contract"). In addition, PIMCO serves as the administrator of the Funds pursuant to an amended and restated administration agreement adopted on February 24, 1998 (the "Administration Agreement"). PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, a wholly-owned subsidiary of PIMCO Advisors, serves as distributor of the Funds.

   PIMCO is a subsidiary partnership of PIMCO Advisors. The general partners of PIMCO Advisors are PIMCO Partners, G.P. ("Partners G.P.") and PIMCO Advisors Holdings L.P. ("PAH"). Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC ("Partners LLC"), a California limited liability company controlled by the current managing directors and two former managing directors of PIMCO (the "Managing Directors"). PAH is a publicly traded Delaware limited partnership and its primary source of income is its proportionate share of the net income of PIMCO Advisors. Partners G.P. is the sole general partner of PAH. The address of all of the above entities, with the exception of Pacific Life, is 800 Newport Center Drive, Newport Beach, California 92660. Pacific Life is located at 700 Newport Center Drive, Newport Beach, California 92660.

   PIMCO will undergo a "change in control" as a result of the consummation of the transaction described below, resulting in the assignment, and therefore automatic termination, of the Advisory Contract. It is proposed that PIMCO continue to serve as investment adviser of the Funds following completion of the transaction. Therefore, in connection with the transaction and as required by the 1940 Act, shareholders of each Fund are being asked in Proposal II to approve a new Advisory Contract between the Trust, on behalf of each Fund, and PIMCO which is substantially identical to the current Advisory Contract (the "New Advisory Contract"). The Board recommends that shareholders approve the New Advisory Contract. If the New Advisory Contract is approved, PIMCO will continue to serve as administrator under a new Administration Agreement. Forms of the New Advisory Contract and Administration Agreement are attached as Appendix A.

   Information about PIMCO, its directors and principle executive officer, the officers of the Trust, PIMCO's investment company clients, and PIMCO's brokerage policies is presented in Appendix B.

   Description of the Transaction. On October 31, 1999, PIMCO Advisors, PAH, Partners G.P., certain of their affiliates, Allianz of America and certain other parties named therein entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors (the "Transaction").

   The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive in cash an amount per unit equal to $38.75, subject to a downward adjustment if the aggregate annualized investment advisory and subadvisory fees for all accounts managed by PIMCO Advisors and its subsidiaries, expressed as a "revenue run-rate," declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

   Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors, bringing its ownership interest in PIMCO Advisors to approximately 70%, including the approximately 44% interest held through PAH. As part of the Transaction, a subsidiary of Allianz of America will acquire Partners G.P. through an acquisition of the managing general partner interest in Partners G.P. from Partners LLC (the managing general partner of Partners G.P.) for approximately $5.5 million and of the member interests in Partners G.P. that are indirectly owned by Pacific Life. Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors, will retain an indirect interest in PIMCO Advisors following the closing. As a result of the Transaction, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors for a total consideration of approximately $3.3 billion, while the remainder will continue to be owned by Pacific Life.

   In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing of the Transaction, to purchase at a formula-based price all of the PIMCO Advisors units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same price, all of the PIMCO Advisors units owned directly or indirectly by Pacific Life.

   The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions, including, among others, (i) the approval of the public unitholders of PAH,
(ii) the receipt of certain regulatory approvals, and (iii) PIMCO Advisors' revenue run-rate (excluding market-based changes) for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 revenue run-rate amount. Approval of the New Advisory Contract by the shareholders of the Funds will help satisfy condition (iii) described in the preceding sentence by maintaining PIMCO's advisory relationship with the Funds. If the Transaction is not completed for any reason, the Advisory Contract will remain in effect. In the event the New Advisory Contract is not approved by the Funds' shareholders and the Transaction is completed, the Board will consider appropriate action.

   Post-Transaction Structure and Operations. Upon completion of the Transaction, PIMCO Advisors and its subsidiaries, including PIMCO, will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Allianz of America will control PIMCO Advisors through its managing member interest in Pacific-Allianz Partners LLC ("PacPartners LLC"), which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be the managing member of PacPartners LLC and will have the full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

   Operationally, PIMCO is expected to remain independent and to lead the global fixed income investment efforts of Allianz AG. In this regard, PIMCO will coordinate its activities with Allianz Asset Management ("AAM"), a subsidiary of Allianz AG that coordinates global Allianz asset management activities. To permit the provision of advisory services to non-U.S. clients of Allianz AG, PIMCO personnel, including personnel with portfolio management responsibility for certain of the Funds, may become affiliated with AAM or other Allianz-controlled advisory firms. PIMCO also may call upon the research capabilities and resources of Allianz AG and its advisory affiliates in connection with providing investment advice to its clients. PIMCO is currently expected to continue to operate in the United States under its existing name.

   Both William S. Thompson, Jr., the current Chief Executive Officer of PIMCO, and William H. Gross, the current Chief Investment Officer of PIMCO, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees, including the Managing Directors, have also contractually agreed to remain with PIMCO for significant periods following the Transaction.

   Description of Allianz AG and Its Affiliates. Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft (a German publicly-traded company) which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO and the Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.

   Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Following completion of the Transaction, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Once the Transaction is completed, absent an SEC exemption or other relief, the Funds generally would be precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO does not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

   Anticipated Impact of the Transaction on Management of the Funds. PIMCO has received structural and contractual protections as terms of the Transaction that ensure PIMCO's operational autonomy and continuity of management. PIMCO is confident that Allianz AG is committed to the people and process that have led to PIMCO's success over the years. Accordingly, the Transaction should have no immediate impact, other than as already noted above, on the management of the Funds or PIMCO's capacity to provide the type, quality, or quantity of services that it currently provides, and the Funds should continue to receive the same high quality of service after the Transaction. As discussed below, however, PIMCO believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment advisory services.

   The Benefits of the Transaction. PIMCO anticipates that the Transaction with Allianz AG will benefit PIMCO and the Funds in a variety of ways, including the following:

  . PIMCO's investment expertise will be enhanced because of the business experience and relationships that Allianz AG has built around the globe, particularly in Europe. PIMCO's access to European markets and business opportunities will be greatly enhanced by Allianz AG's experience and relationships. The combined global resources of PIMCO and Allianz AG will allow PIMCO to take advantage of the growth in international markets and the explosive potential for premier money managers in the global marketplace.

  . Allianz AG has a team of fixed income professionals in place that currently manages more than $100 billion in assets. Integration of these professionals and assets with PIMCO provides an excellent opportunity for furthering PIMCO's global fixed income expertise.

  . The rotation of many of PIMCO's key investment professionals through international offices and overseas personnel through PIMCO's offices will result in more seasoned professionals with global experience.

  . The combination will provide additional career opportunities for PIMCO professionals, furthering PIMCO's ability to attract and retain the best people.

  . Allianz AG has a stated growth strategy to be among the top five providers of its services in the world's key markets, which is a key factor in PIMCO's decision to proceed with the Transaction. The combined entity will be the sixth largest investment manager in the world. The Transaction will significantly increase assets under PIMCO's management, and will offer the opportunity for continued growth in the future. Strong relative investment results depend on a sound, disciplined investment process and effective execution; size can be a benefit to both.

   Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that PIMCO is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Trust. The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser (or predecessor or successor adviser). Allianz of America and each of the other parties to the Agreement have agreed to use their reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Transaction during the applicable time periods.

   The Contracts. The Advisory Contract. PIMCO has served as investment adviser to each Fund since each Fund's commencement of investment operations. The Advisory Contract was last submitted for approval by shareholders of all then-operational Funds at a meeting on October 17, 1994, for the purpose of implementing the Fund's current service arrangements with respect to investment advisory and administrative services. If the Transaction is not consummated, PIMCO will continue to serve as adviser for all of the Funds under the current Advisory Contract.

   Under the terms of the Advisory Contract, PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of each Fund's investments directly with the issuers or with brokers or dealers selected by it at its discretion. PIMCO also furnishes to the Board, which has overall responsibility for the business and affairs of the Funds, periodic reports on the investment performance of the Funds.

   PIMCO is obligated to manage each Fund in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Funds are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

   Consistent with the requirements of the 1940 Act, the Advisory Contract provides that PIMCO generally is not liable to the Funds for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of PIMCO's duties or by reason of its reckless disregard of its obligations and duties under the Advisory Contract.

   The Advisory Contract may be terminated by a Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon 60 days' notice by PIMCO. As noted above, the Advisory Contract terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

   Information about investment advisory and administrative fee rates, and aggregate investment advisory fees and administrative fees paid to PIMCO by each Fund during the fiscal year ended March 31, 1999, is set forth in Appendix C.

   The New Advisory Contract. The New Advisory Contract is substantially identical to the Advisory Contract. As noted previously, PIMCO does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Funds or have any adverse effect on PIMCO's ability to fulfill its obligations to the Funds. No change is anticipated in the investment philosophies and practices currently followed by the Funds. There will be no change in advisory fees for the Funds. The New Advisory Contract recognizes that PIMCO may, from time to time, seek research assistance and rely on other investment management resources of its affiliated companies, and the Funds will disclose that a portion of the advisory or administrative fees received by PIMCO from the Funds may be paid to those affiliates in return for such services provided. These arrangements will have no impact on PIMCO's continuing responsibility for the management of the Funds and will not cause any increase in the overall fees or expenses borne by the Funds.

   At the December 1, 1999 meeting of the Board, the New Advisory Contract was approved unanimously by the Board, including all of the Trustees who are not parties to the New Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of the Trust). The New Advisory Contract, as approved by the Board, is submitted for approval by the shareholders of the Funds.

   If the New Advisory Contract is approved by shareholders, it will take effect immediately upon the closing of the Transaction. The New Advisory Contract will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue from year to year with respect to each Fund thereafter, provided that each such continuance is approved annually with respect to the contract and Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Advisory Contract or "interested persons" of any such party (other than as Trustees of the Trust).

   The Administration Agreement and Payments to PIMCO Affiliates. Under the terms of the Administration Agreement, PIMCO provides administrative services to each Fund, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to the Funds by other persons, including the custodian and transfer agent. In approving the New Advisory Contract, the Trustees considered that PIMCO receives fees for the services it provides under the Administration Agreement. In addition, affiliates of PIMCO provide or procure shareholder servicing and distribution-related services for the Funds and will receive compensation in connection with such activities with respect to the Funds.

   The Administration Agreement may be terminated by a Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon 60 days' notice by PIMCO. The Administration Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act). A new Administration Agreement, substantially identical to the current Administration Agreement, will be implemented upon completion of this Transaction.

   Interests of Certain Persons in the Transaction. The Managing Directors, each of whom is a member of Partners LLC, will receive new employment and consulting agreements. The initial term of the employment agreements will be five years from the closing of the Transaction (seven years for Messrs. Gross and Thompson). Each Managing Director will receive an annual salary, and will be entitled to participate in PIMCO's Non-Qualified Profit Sharing Plan and Class B Unit Purchase Plan, as well as the PIMCO Advisors Retention Plan for Executives of PIMCO.

   Under PIMCO's current profit sharing plan, the Managing Directors and other executive employees of PIMCO share in a pool equal to 45% of the adjusted net profit of PIMCO. After the Transaction, the profit sharing plan will be amended to reduce the profit sharing percentage from 45% to 30% of adjusted net profit over a five-year period. Under the amended profit sharing plan, the pool from which the profits are calculated will include profits from certain other fixed income advisers owned by Allianz AG and its affiliates. For the first two years after the Transaction, the profit sharing pool will be guaranteed at least $10 million per year from PIMCO's management of insurance assets from affiliates of Allianz AG.

   Under the Class B Unit Purchase Plan, participants will be able to purchase Class B Units of PIMCO, which, in the aggregate, will entitle the holders to distributions equal to 15% of the adjusted net profit of PIMCO. The PIMCO Advisors Retention Plan for Executives provides fixed and variable retention arrangements for each of the Managing Directors and other key employees of PIMCO. The 14 Managing Directors of PIMCO who were managing directors on the date of the Merger Agreement will in the aggregate receive retention payments of $85.8 million per year for each of the five years following the Transaction, subject to continued employment.

   In addition to the foregoing, pursuant to 1994 Employment Termination Agreements, PIMCO Holding LLC must pay to the current and two former Managing Directors who are parties to those contracts noncompete payments equal to distributions on, or sales proceeds of, an aggregate of 17,402,107 Class A units of limited partnership in PIMCO Advisors. Eight of the current Managing Directors--Messrs. Gross, Hague, Harris, Meiling, Muzzy, Podlich, Powers and Thompson--have agreed to amend their 1994 Employment Termination Agreements. Under the amendments, these eight Managing Directors will receive payments in satisfaction of the noncompete payments due under the 1994 Employment Termination Agreements. Payments will be made 84% in cash and 16% in stock of Allianz AG, the parent of Allianz of America, with an assumed value of $273.99 per share, the average trading price for the stock of Allianz AG for the 30 days prior to October 4, 1999, the date of public announcement of discussions between Allianz AG and PIMCO Advisors. Two of the eight current Managing Directors, who are not full-time employees of PIMCO but who will continue as consultants, will receive their payments solely in cash. The aggregate payment at the closing of the Transaction to the eight current Managing Directors whose 1994 Employment Termination Agreements will be amended will have a value of $603.6 million (based on 15,575,835 Advisors Class A Units and a price of $38.75 per unit).

   Upon completion of the Transaction, all outstanding unit options under the 1998 Unit Incentive Plan, whether exercisable or not, will be cancelled and terminated and will represent the right to receive a cash payment equal to the excess of the Unit Transaction Price over the exercise price per unit of the option, together with interest on such amount at 8% per annum through the date such payment is made. The Managing Directors hold unit option awards for an aggregate of 2,080,000 Class A units of PIMCO Advisors, at an average exercise price of $16.13 per unit, which will result in payments of approximately $47 million in the aggregate at the closing of the Transaction, based on a Unit Transaction Price of $38.75. The Managing Directors, as well as certain executive officers of PIMCO, will also participate in the Deferred Compensation Plan, under which Class A units of PIMCO Advisors held in trust under the plan will be exchanged by the plan's trustee for cash in an amount per unit equal to the Unit Transaction Price. Any unvested account balances reflecting discount investment or reinvestment of deferred compensation will vest. At the closing of the Transaction, 193,252 Class A units of PIMCO Advisors, having a value of $7,488,515 based on a Unit Transaction Price of $38.75, attributable to unvested subaccounts of the Managing Directors under the Deferred Compensation Plan will vest.

   Upon completion of the Transaction, Mr. Harris will enter into an employment agreement with PIMCO for an initial term of five years, beginning January 1, 2000, with automatic renewal for successive two-year periods. Mr. Harris will receive an annual salary and bonus, and will be eligible to participate in certain benefit plans and programs. In addition, pursuant to a new PIMCO Advisors LP Transition and Retention Plan, Mr. Harris will receive a retention payment of $6 million per year for five years, conditioned on continued employment with PIMCO. Additionally, approximately 8,661 (as of November 30, 1999) units of PIMCO Advisors ("PA Units") attributable to Mr. Harris' unvested account balance with PIMCO Advisors Executive Deferred Compensation Plan will fully vest and the PA Units owned by that Plan will be exchanged for cash at the Unit Transaction Price (estimated to be $38.75) for an aggregate payment of $335,614. Options for 230,000 PA Units previously granted to Mr. Harris pursuant to PIMCO Advisors 1998 Unit Incentive Plan will be converted into the right to receive cash for the difference between the exercise price for these options (which is $13.53) and the Unit Transaction Price (for an aggregate payment of approximately $5,800,600).

   Upon completion of the Transaction, Mr. Burns will enter into an employment agreement with PIMCO for an initial term of five years, beginning January 1, 2000, with automatic renewal for successive two-year periods. Mr. Burns will receive an annual salary and bonus, and will be eligible to participate in certain benefit plans and programs. In addition, pursuant to a new PIMCO Advisors LP Transition and Retention Plan, Mr. Burns will receive a retention payment of $700,000 per year for five years, conditioned on continued employment with PIMCO. Additionally, approximately 4,474 (as of November 30,
1999) PA Units attributable to Mr. Burns' unvested account balance with PIMCO Advisors Executive Deferred Compensation Plan will fully vest and the PA Units owned by that Plan will be exchanged for cash at the Unit Transaction Price (estimated to be $38.75) for an aggregate payment of $173,368. Options for 80,000 PA Units previously granted to Mr. Burns pursuant to PIMCO Advisors 1998 Unit Incentive Plan will be converted into the right to receive cash for the difference between the exercise price for these options (which averages $27.2338), and the Unit Transaction Price (for an aggregate payment of $921,300).

   Separately, Messrs. Harris and Burns each has an interest of less than 6% and 1%, respectively, in PIMCO Partners LLC, which owns 142,480 PA Units (which would have in the aggregate a value of approximately $5,521,100 at the Unit Transaction Price).

   Certain executive officers of PIMCO will also receive additional benefits resulting from the Transaction. Any options for units of PIMCO Advisors held by these persons will be converted to a right to receive the difference between the exercise price for such options and the Unit Transaction Price, together with interest on such amount at 8% per annum through the date such payment is made. In addition, certain officers of the Trust who are executive officers of PIMCO Advisors will be eligible to receive payments during the five year period following the Transaction pursuant to employment retention plans.

   As a result of the direct and indirect interests in the Transaction and in PIMCO and its affiliates, including any employment arrangements with PIMCO and its affiliates, each of the Managing Directors and executive officers of PIMCO identified in Appendix B may be deemed to have a substantial interest in shareholder approval of the New Advisory Contract.

   Evaluation by the Board of Trustees. The Board, advised by special independent counsel, has determined that in approving the New Advisory Contract on behalf of the Funds, the Trust can best assure itself that the services currently provided to the Funds by PIMCO, its officers, and employees, will continue without interruption after the Transaction. The Board believes that, like the Advisory Contract, the New Advisory Contract will enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders.

   In determining whether it was appropriate to approve the New Advisory Contract and to recommend approval to shareholders, the Board, including the Trustees who are not parties to the New Advisory Contract or interested persons of such parties, considered various materials and representations provided by PIMCO, including information concerning compensation and employment arrangements to be implemented in connection with the Transaction, and considered a report provided by Allianz AG, and was advised by independent legal counsel with respect to these matters.

   Information considered by the Trustees included, among other things, the following: (1) PIMCO's representation that the same persons responsible for management of the Funds currently are expected to continue to manage the Funds under the New Advisory Contract, thus helping to ensure continuity of management; (2) the compensation to be received by PIMCO under the New Advisory Contract is the same as the compensation paid under the Advisory Contract, which the Board previously has determined to be fair and reasonable;
(3) PIMCO's representation that it will not seek to increase the rate of advisory fees paid by the Funds for a period of at least two years following the Transaction; (4) the commonality of the terms and provisions of the New Advisory Contract with the terms of the Advisory Contract; (5) representations made by PIMCO concerning the impact of affiliated brokerage relationships on its ability to provide services to the Funds, and on the Funds' ability to engage in portfolio transactions; (6) the representations by PIMCO and Allianz AG that integration of Allianz AG's and PIMCO's operations could produce benefits to shareholders through economies of scale, expansion of PIMCO's investment expertise through the addition of Allianz AG's fixed income investment business expertise and global relationships, the expansion of PIMCO's investment research capabilities, and the ability to enhance the quality of services provided to shareholders; (7) the nature and quality of the services rendered by PIMCO under the Advisory Contract; (8) the fairness of the compensation payable to PIMCO under the Advisory Contract; (9) the results achieved by PIMCO for the Funds; and (10) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of PIMCO.

   Based upon its review, the Board determined that, by approving the New Advisory Contract, the Funds can best be assured that services from PIMCO will be provided without interruption. The Board also determined that the New Advisory Contract is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Advisory Contract and voted to recommend its approval by each Fund's shareholders.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT AS PROVIDED UNDER PROPOSAL II. UNMARKED PROXIES WILL BE SO VOTED.

                          III. APPROVAL OF CHANGES TO
                        FUNDAMENTAL INVESTMENT POLICIES

   The 1940 Act requires an investment company to adopt certain fundamental investment policies that can be changed only by a shareholder vote. In the past, fundamental policies were adopted by the Trust on behalf of the Funds in order to reflect regulatory, business or industry conditions that were in effect at the time the particular action was taken. In addition, as certain Funds have been created or acquired over the years, these Funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially creating unintended differences in interpretation. Because of the opportunity afforded by this Meeting, the Board has reviewed each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent to the extent possible the fundamental policies of the Funds. This Proposal seeks shareholder approval of changes that are intended to accomplish that goal.

   The proposed changes to each Fund's fundamental policies are discussed in detail below. Except for the policy on borrowing, as discussed below, none of the proposed policies materially differs from the respective Fund's current comparable policy. Each Fund's proposed policies with respect to the concentration of investments, borrowing, the issuance of senior securities, and lending differ from the current policies of each Fund in that the requirements of the 1940 Act are not described in detail. Therefore, the new policies that govern each Fund would be determined by reference to the provisions of the 1940 Act, the rules thereunder, and applicable interpretations of the SEC or its staff, rather than the express terms of the policies.

   The Board believes that simplifying the Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment policies more easily. In addition, the proposed changes to the fundamental investment restrictions of the Funds will assist the Funds in making required regulatory filings in a more efficient and cost-effective manner. The proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities. The Board does not anticipate, however, that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in each Fund.

   The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below. The Funds' current fundamental investment policies are set forth in Appendix D. If approved by the Funds' shareholders at the Meeting, the proposed changes to the Funds' fundamental restrictions will be adopted by each Fund. The Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. If the shareholders of a Fund fail to approve any proposed fundamental policy, the current policy (if any) will remain in effect.

   Shareholders of each Fund will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card.

   a. Concentration (All Funds). The Funds' current policy on industry concentration prohibits the purchase of securities if it would result in more than 25% of the market value of a Fund's total assets being invested in securities of one or more issuers having their principal business activities in the same industry. The current policy does not apply to investments in U.S. Government securities, and, in the case of the Money Market Fund, investments in securities or obligations of U.S. banks. With respect to the Global Bond Fund II, the current policy notes the SEC staff's position that certain non-U.S. government securities do not represent investments in a separate industry. In addition, with respect to the Municipal Bond Funds and the Global Bond Fund II, the current policy describes what constitutes an industry for the purposes of the industry concentration restriction.

   The Board recommends that shareholders vote to replace the current fundamental policy on concentration with the following fundamental policy:

  A Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the PIMCO Money Market Fund may concentrate its investments in securities or obligations issued by U.S. banks).

   While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that investment of more than 25% of a Fund's assets in an industry constitutes concentration. If a Fund's fundamental policy prohibits the Fund from concentrating in an industry, the Fund may not invest more than 25% of its assets in the applicable industry unless it discloses the specific conditions under which it will change its concentration policy. Each Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the SEC, or some combination thereof. Because each Fund may create its own reasonable industry classifications, the Board believes that it is not necessary to include such matters in the fundamental policy of a Fund. The proposed concentration policy will retain the exception that excludes the Money Market Fund's investment in securities or obligations issued by U.S. banks, which is common among money market funds.

   b. Diversification (Only the following Funds: Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Low Duration Mortgage, Moderate Duration, Total Return, Total Return II, Total Return III, Total Return Mortgage, High Yield, Long-Term U.S. Government, Long Duration, Short-Duration Municipal Income, Municipal Bond, Strategic Balanced, Convertible Bond and StocksPLUS (each a "Diversified Fund")). Under the current diversification policy, each Diversified Fund, with respect to 75% of the value of its total assets, may not purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, with an exception for investments in U.S. Government securities.

   Currently, the restrictions pertaining to diversification are contained in two separate fundamental policies. The Board recommends that the Diversified Funds' current fundamental policies on diversification be consolidated and replaced with the following fundamental investment restriction:

  A Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

   The proposed diversification policy does not differ in substance from the current diversification policies, but serves to simplify and combine the Diversified Fund's current policies into a single uniform fundamental policy.

   c. Investments in Real Estate (Global Bond Fund II only). Under its current fundamental investment policy regarding investments in real estate, the Global Bond Fund II may not purchase or sell real estate, except that it is permitted to purchase securities of issuers that deal in real estate, including securities of real estate investment trusts, and may purchase securities that are secured by interests in real estate. The Board recommends that the current fundamental policy of the Global Bond Fund II be replaced with the following fundamental investment policy:

  A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

   The proposed fundamental policy regarding investments in real estate is not materially different from the current comparable policy except that the policy has been reworded and clarified. The primary purpose of the Proposal is to eliminate minor differences in the wording of the Global Bond Fund II's current fundamental policy on investments in real estate to achieve greater uniformity with the other Funds' fundamental policy with respect to investments in real estate, and to avoid unintended limitations resulting from different interpretations of the policy.

   d. Margin (Total Return III, High Yield, and StocksPLUS Funds only). Under its current fundamental policy on margin, each of the Total Return III, High Yield, and StocksPLUS Funds is not permitted to purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities. In addition, each of these Funds is permitted to make margin deposits in connection with transactions in options, futures, and options on futures. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan.

   The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, a Fund is not required to adopt restrictions on margin as a fundamental policy. If the Proposal is approved by shareholders, the Board will adopt the current fundamental policy as a non-fundamental restriction for each of the Total Return III, High Yield, and StocksPLUS Funds. Non-fundamental policies may be modified or eliminated by the Board at anytime without shareholder approval. The Board does not anticipate that elimination of the current fundamental policy will materially change the level of investment risk associated with an investment in these Funds. The Board also believes that the elimination of the fundamental restriction and adoption of the non-fundamental restriction will provide these Funds with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

   e. Borrowing and Senior Securities (All Funds). Under its current fundamental policy on borrowing and senior securities, each Fund, except the Global Bond Fund II, may not borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, provided that the Fund maintains asset coverage of 300%, and (ii) enter into certain transactions involving derivative instruments, including options, futures, or options on futures. Under its fundamental policy on borrowing and senior securities, the Global Bond Fund II may borrow money up to 10% of the value of its total assets, but only from banks for temporary or emergency purposes. In addition, the Global Bond Fund II may not pledge, hypothecate, or mortgage its securities in excess of 10% of its total assets, and may do so only to secure permitted borrowings.

   To simplify and modernize each Fund's current fundamental policy on borrowing and the issuance of senior securities, the Board recommends that shareholders vote to approve the following fundamental policy:

  A Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

   The primary purpose of the proposed change is to standardize the current restrictions and conform them to the current regulatory requirements and the evolving market environment. Reverse repurchase agreement transactions and transactions including derivative investments are currently permitted under the 1940 Act, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy. Although each Fund would not be limited to borrowing for temporary or emergency purposes, each Fund would nevertheless be subject to the 1940 Act's asset coverage requirements. In addition, subject to the receipt of any necessary regulatory approval and Board authorization, the Funds may borrow money directly from certain of the other series of the Trust.

   The proposed policy will also allow each Fund to issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally considered to be an obligation of a Fund that has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing any senior securities, with limited exceptions; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered to involve the issuance of "senior securities" as long as certain conditions are satisfied. The Funds currently engage, and would engage, in transactions that could be considered to involve the issuance of "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

   The proposed fundamental policy would permit the Global Bond Fund II to borrow and issue senior securities in excess of 10% of the value of its total assets, and therefore is less restrictive than its current fundamental policy. However, if the proposed policy is approved, the Board will adopt a non-fundamental policy that is substantially similar to the Global Bond Fund II's current fundamental policy.

   Adoption of the proposed policy is not expected to affect materially the operation of the Funds, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Funds. However, adoption of the proposed policies will allow the Funds to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Funds and their shareholders.

   f. Loans (All Funds). The current fundamental policy on loans for each Fund prohibits the making of loans, except loans of portfolio securities, the entry into of repurchase agreements, and the purchase of debt obligations, to the extent these transactions are consistent with the Fund's investment objectives and policies. The Global Bond Fund II does not presently have a fundamental policy regarding loans, but it has adopted a similar policy as a non-fundamental policy. The Board recommends that the shareholders vote to replace the Funds' current fundamental policies on loans with the following fundamental investment policy:

  A Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

   The Board also recommends that shareholders approve the adoption of the proposed fundamental policy on loans for the Global Bond Fund II.

   The proposed policy, unlike the current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend only in a manner and to an extent in accordance with applicable law. Subject to the receipt of any necessary regulatory approval and Board authorization, each Fund may enter into certain lending arrangements that would benefit the Fund and its shareholders, including interfund lending agreements under which the Funds could lend money directly to the other series of the Trust. The proposed policy would provide the Funds with greater flexibility and maximize each Fund's lending capabilities, thereby allowing the Funds to respond more effectively to regulatory, industry and market developments.

   g. Underwriting (Global Bond Fund II only). Under its current fundamental policy on underwriting, the Global Bond Fund II may not underwrite securities issued by other persons. The Global Bond Fund II, however, is not prohibited from selling securities if, as a result of the sale, it would technically be deemed to be an underwriter under the federal securities laws.

   The Board recommends that shareholders vote to replace the Global Bond Fund II's current fundamental policy on underwriting with the following fundamental policy:

  A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

   The primary purpose of the Proposal is to eliminate minor differences in the wording of the Global Bond Fund II's current fundamental policy on underwriting to achieve uniformity with the fundamental policy of other Funds and to avoid unintended limitations or interpretations.

   h. Short Positions (All Funds). Under its current fundamental policy on short positions, a Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as specified in the Fund's Prospectus and Statement of Additional Information.

   The Board recommends that shareholders vote to eliminate the current fundamental policy. If the Proposal is approved by shareholders, the Board will adopt a non-fundamental policy for each Fund that is substantially similar, if not identical to, the current fundamental policy on short positions. Non-fundamental policies may be modified or eliminated by the Board at anytime without shareholder approval. The Board does not anticipate that elimination of the current fundamental policy will materially change the level of investment risk associated with an investment in the Funds. Because the proposed non-fundamental policy can be changed without shareholder approval, the Board believes that elimination of the fundamental policy and adoption of the non-fundamental restriction will permit the Funds to respond more effectively to legal, regulatory and market developments.

   i. Investments in Other Investment Companies (All Funds). The Board recommends that shareholders vote to adopt the following fundamental investment policy for each Fund:

  Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

   The proposed fundamental policy will permit each Fund to adopt a "master/feeder" structure whereby one or more funds (the "feeder funds") invest all of their assets in another fund (the "master fund"). While the feeder funds incur their own expenses and bear their pro rata share of the master fund's expenses, the master/feeder structure has the potential to minimize administration and investment costs through achievement of economies of scale and lowered transaction costs, and to maximize the possibility of gaining a broader investor base. Currently, none of the Funds intend to establish a master/feeder structure; however, the Board recommends that each Fund's shareholders adopt the proposed policy that would permit this structure in the event the Board determines to approve a master/feeder structure as being the best interests of Fund shareholders. The proposed fundamental policy would also give the each Fund flexibility to invest in other investment companies to the extent permitted by the 1940 Act.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" EACH PROPOSED CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS SET FORTH IN THIS PROPOSAL III. UNMARKED PROXIES WILL BE SO VOTED.

                          IV. APPROVAL OF AMENDED AND
                         RESTATED DECLARATION OF TRUST

   The Trust is a Massachusetts business trust created by a Declaration of Trust dated February 19, 1987, which, with the Trust's By-laws, governs how the Trust and each of its Funds will operate. The current Declaration of Trust (the "Current Declaration") was first prepared and approved by the Board in February 1987. Since then, the mutual fund industry and the laws and regulations applicable to mutual funds have evolved. In response to these developments, many mutual funds have adopted declarations of trust that permit them to be more flexible in their operations to respond quickly and effectively to changing market conditions. Because of the opportunity afforded by this Special Meeting, the Board reviewed the Current Declaration with the goal of modernizing its provisions to allow the Trust to respond more quickly and favorably to changing markets without going to the expense and delay of holding a shareholders' meeting. To this end, the Board has approved, subject to shareholder approval, an Amended and Restated Declaration of Trust (the "Amended Declaration"). In addition to providing the Trust with greater flexibility, the Amended Declaration will also clarify existing rights, privileges and powers of the Board and shareholders.

   A summary description of the proposed amendments to the Current Declaration is set forth below. A form of the Amended Declaration, marked to show changes from the Current Declaration, as approved by the Board, is set forth in Appendix E, and qualifies in its entirety the following summary.

   a. Establishment and Designation of Multiple Classes. The Board proposes to amend the Current Declaration to clarify that the Board has the authority to
(i) issue the shares of the Funds in multiple classes, and (ii) fix and determine the relative rights and preferences of each class. The Current Declaration includes a general provision under which the Board may authorize the issuance of multiple classes, but it does not specifically set forth the procedures for establishing and designating each class or the rights and preferences of such classes. Specifically, the Amended Declaration shall state the following:

    The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different Classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

    1. All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

    2. The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares or any Series of any Shares into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

    3. Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected in a manner determined by the Trustees, and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

    4. The establishment and designation of any Class of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

   Because this amendment specifically sets forth the procedures for establishing and designating each class of shares and the rights and preferences of those classes, the Board believes that this amendment will better protect the interests of all shareholders. Any new class or shares created would bear costs and expenses attributable to it, as well as its share of Fund-wide or Trust-wide costs and expenses. This amendment will not affect the rights and preferences of the shareholders of each existing class of the Funds.

   b. Master/Feeder Arrangements. The Board proposes to amend the Current Declaration to permit each Fund of the Trust to invest all or a portion of its assets in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund (i.e., to enter into a "master/feeder" structure). Specifically, the Amended Declaration will state that the Board has the power:

    To invest, through a transfer of cash, securities and other assets or otherwise, all or a portion of the Trust Property, or to sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.

   The master/feeder structure has the potential to minimize administration and investment costs through achievement of economies of scale and lowered transaction costs, and to maximize the possibility of gaining a broader investor base. Although none of the Funds currently intend to establish a master/feeder structure, this amendment would permit establishment of this structure without further shareholder approval in the event the Board determines to approve a master/feeder structure as being in the best interests of Fund shareholders. This amendment would also give each Fund flexibility to invest in other investment companies to the extent permitted by the 1940 Act. The addition of this provision to the Amended Declaration is consistent with proposed changes to each Fund's fundamental investment policies that would permit each Fund to operate within a master/feeder structure. See Proposal III
(i). The Current Declaration does not contain a comparable provision.

   c. Merger, Consolidation and Sale of Assets. The Board proposes to amend the Current Declaration to permit a majority of the Board, by signed written instrument, to reorganize the Trust or a Fund, or sell all or substantially all of the assets of the Trust or a Fund, without submitting the reorganization or sale to shareholder vote. Specifically, the Amended Declaration will state the following:

    The Trust or any Series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series or class, including its good will, upon such terms and conditions and for such consideration when and as authorized by an instrument in writing signed by a majority of the Trustees.

   The Current Declaration provides that a merger, consolidation or sale of assets be approved by two-thirds of the shares outstanding and entitled to vote (or a majority of shareholders if the transaction is recommended by the Trustees), or by such other vote as may be established by the Trustees. The Board believes that this amendment would provide the Trust and each Fund with greater flexibility should circumstances indicate that a merger, consolidation or sale of assets is in the best interests of the Trust, each Fund, and the shareholders, without having to incur the substantial delay and additional expense of a shareholder meeting.

   d. Shareholder Voting. The Board proposes to amend the Current Declaration to provide that the Board may exercise all powers granted to them in the Amended Declaration without shareholder approval, unless otherwise required by the Amended Declaration or applicable federal and state laws. Specifically, the Amended Declaration will state:

    Except to the extent specifically provided to the contrary in this Declaration, the Trustees may exercise each of the powers granted to them in this Declaration without the vote, approval or agreement of the Shareholders, unless such a vote, approval or agreement is required by the 1940 Act or applicable laws of the Commonwealth of Massachusetts.

   This amendment does not affect the respective rights, preferences and powers of either the shareholders or the Board, but rather clarifies those circumstances under which the Board may act without shareholder vote. The Current Declaration does not contain a comparable provision.

   e. Notice and Reports. The Board proposes to amend the Current Declaration to relieve the Trust of its obligation to deliver notice of a shareholder's meeting, a dividend check, an annual report or other shareholder communication to a shareholder if not required by applicable law or when such prior communications have been returned to the Trust as undeliverable, as specified in the Amended Declaration. Specifically, the Amended Declaration will provide that a notice need not be sent to a shareholder:

    (i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or (iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities and Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

   The Board has determined that this amendment is in the best interests of shareholders. The Board believes that this amendment will reduce the costs incurred by each Fund in mailing the foregoing shareholder communications when circumstances evidence that the shareholder has not provided the Fund with a current address. The Current Declaration does not contain a comparable provision.

   f. Termination of Trust. The Board proposes to amend the Current Declaration to permit the Trust or any Fund of the Trust to be terminated by
(i) a majority of the Trustees, by signed written instrument, or (ii) an affirmative majority vote of the shareholders of the Trust or Fund entitled to vote. Under the Current Declaration, a Trust or Fund can only be terminated by an affirmative two-thirds vote of the shares outstanding and entitled to vote, or by such other vote as may be established by the Board.

   The Board has determined that permitting a majority of Trustees to terminate the Trust or a Fund is in the best interests of all of the Trust's shareholders. By requiring the Trustees to solicit shareholder votes, through a proxy solicitation and special meeting of shareholders, the Current Declaration restricts the Board's ability to act on decisions about the continued viability of the Trust or a Fund. If the Board determines that continuation of the Trust or a Fund is no longer advisable, it may not be in the best interest of the shareholders to incur substantial additional expense of a shareholder meeting when it is more important to preserve the remaining assets. The Amended Declaration also reduces the percentage of affirmative shareholder votes needed to terminate the Trust or a Fund from a two-thirds vote to a majority vote, but under the Current Declaration, the Board has the authority to reduce that percentage. If the proposal is approved, the Board will have the authority to terminate the Trust or a Fund without further shareholder vote. The Board has no present intention of liquidating the Trust or any of the Funds.

   g. Powers of the Board. The Board proposes to amend the Current Declaration to clarify that the Board is authorized to engage in the following activities, each of which is permissible, but not specifically addressed, under the Current Declaration: (i) invest in, hold for investment, or reinvest in, shares of open-end investment companies; (ii) enter into repurchase agreements and forward foreign currency exchange contracts, and to purchase and sell futures and options contracts and to engage in all types of hedging and risk management transactions; (iii) guarantee or become surety on any or all obligations of corporations or other entities in which the Trust has a direct or indirect interest; (iv) enter into a plan of distribution or related agreement that is primarily intended to result in the sale of shares; (v) purchase insurance policies insuring shareholders, Trustees, officers, employees, and agents against claims arising from actions taken or omitted by such persons, whether or not such actions or omissions constitute negligence, or whether or not the Trust would have the power to indemnify such persons against such liability; and (vi) guarantee indebtedness or contractual obligations of others.

   Although the Current Declaration includes a general provision that empowers the Board to conduct all the foregoing activities, it does not expressly list each of those activities. The Board believes that this amendment makes explicit the Board's inherent authority to engage in these activities and will prevent any misinterpretations of the Current Declaration regarding Board authority to conduct these activities, each of which ultimately inures to the benefit of the Trust and its shareholders.

   h. Separate Liabilities of Series. The Board recommends that shareholders vote to amend the Current Declaration to clarify that the assets of a particular series of the Trust may not be charged with the liabilities of any other series, and that no shareholder or former shareholder of a particular series shall have a claim against the assets belonging to any other series. Specifically, the Amended Declaration will state that "The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust," and that "No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series." The Board believes that this amendment will protect each series of the Trust from having to pay any of the costs incurred by other series of the Trust. The Current Declaration does not contain comparable provisions.

   i. Other Changes. The Board proposes to amend the Current Declaration to effect such other changes as are necessary to make the remaining provisions consistent with the proposed amendments, and to clarify the existing provisions of the Current Declaration. The Board also proposes to add a provision that would allow the Board to make any other changes in the Amended Declaration that do not materially adversely affect the rights of shareholders. These amendments will not materially adversely affect the current rights, preferences or powers of the Board or the shareholders of the Trust.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE AMENDED DECLARATION AS SET FORTH IN THIS PROPOSAL
IV. UNMARKED PROXIES WILL BE SO VOTED.

                               V. OTHER BUSINESS

   The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

   Litigation filed against the Trust. On October 12, 1999, a lawsuit was filed against the Trust by Trans Texas Holdings Corporation in the United States District Court for the Western District of Texas alleging patent infringement (Texas Civil Action Number A 99CA658SS). The complaint names PIMCO Advisors and PIMCO Funds as defendants. The complaint alleges, among other things, infringement of United States Patent No. 5,832,461 ("461 Patent") by making, selling and/or offering for sale or use in the United States mutual funds, including the PIMCO Real Return Bond Fund, embodying the claimed invention in the 461 Patent and contributing to and/or inducing infringement of the 461 Patent. The complaint seeks judgment, injunctive relief, compensatory and exemplary damages, interest, costs, attorney fees and such other and further relief as the Court deems just and proper. While the ultimate outcome of this matter is not presently determinable, the Trust intends to defend vigorously against the suit.

                              VOTING INFORMATION

   Proxy Solicitation. The costs of the Meeting, including the solicitation of proxies, will be paid by PIMCO Advisors and Allianz of America. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by officers or agents of the Trust. D.F. King & Co., Inc. ("D.F. King") has been retained to assist with proxy solicitation activities. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

   Shareholder Voting. Shareholders of record at the close of business on December 20, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

   As of the Record Date, the following number of shares of the Funds, representing the corresponding number of votes, were outstanding:

                                                              Number of Shares
   Fund                                                      Outstanding (Votes)
   ----                                                      -------------------
   Money Market Fund........................................      518,302,717
   Short-Term Fund..........................................       71,667,835
   Low Duration Fund........................................      433,460,710
   Low Duration Fund II.....................................       45,733,339
   Low Duration Fund III....................................        2,756,277
   Low Duration Mortgage Fund...............................          425,377
   Moderate Duration Fund...................................       37,520,682
   Real Return Bond Fund....................................       15,289,493
   Total Return Fund........................................    3,000,032,103
   Total Return Fund II.....................................      124,140,060
   Total Return Fund III....................................       67,813,993
   Total Return Mortgage Fund...............................          399,431
   High Yield Fund..........................................      326,747,001
   Long-Term U.S. Government Fund...........................       42,122,193
   Short Duration Municipal Income Fund.....................        1,060,122
   Municipal Bond Fund......................................        5,714,693
   California Intermediate Municipal Bond Fund..............          406,338
   New York Intermediate Municipal Bond Fund................          304,335
   Global Bond Fund.........................................       27,605,492
   Global Bond Fund II......................................        6,658,180
   Foreign Bond Fund........................................       55,320,181
   Emerging Markets Bond Fund...............................        3,544,497
   Strategic Balanced Fund..................................       11,998,296
   Convertible Bond Fund....................................        7,266,134
   StocksPLUS Fund..........................................      108,042,950

   As of December 15, 1999, the persons owning of record or beneficially 5% or more of the Funds are set forth in Appendix F.

   Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

   The presence in person or by proxy of the holders of a majority of the outstanding shares of each Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

   Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and
(b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on each proposal. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on certain of the proposals to be considered at the meeting without instructions from the beneficial owners of the Fund's shares.

   In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

   Electronic Voting. Shareholders may give voting instructions via the Internet or by touchtone telephone by following the instructions enclosed with the proxy card.

   Telephone Voting. Shareholders may also give voting instructions over the telephone by calling 1-800-949-2583. A representative of D.F. King will answer shareholders' calls. When receiving a shareholder's instructions by telephone, the D.F. King representative is required to ask the shareholder's full name, address, the last four digits of the shareholder's social security number or employer identification number, title (if the shareholder giving the proxy is authorized to act for an entity, such as a corporation), the name of the Funds owned and to confirm that the shareholder has received the proxy statement in the mail. If the information provided by the shareholder matches the information provided to D.F. King by PIMCO, then the D.F. King representative will explain the proxy process. D.F. King is not permitted to recommend to shareholders how to vote, other than to read any recommendation included in the proxy statement. Shareholder instructions will be recorded by D.F. King and transmitted to the official tabulator.

   Voting by Mail or Facsimile. In addition to voting via the Internet and by telephone, shareholders may also sign and mail or fax the proxy card received with the proxy statement or attend the Meeting in person.

   As the Meeting date approaches, each shareholder may receive a call from a representative of D.F. King if PIMCO has not yet received the shareholder's vote. D.F. King may ask shareholders for authority, by telephone or by electronically transmitted instructions, to permit D.F. King to sign a proxy on their behalf. D.F. King will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

   Required Vote. Shareholders of all Funds of the Trust vote together on Proposals I and IV, shareholders vote separately by Fund on Proposals II and III, and shareholders will vote as necessary on any other proposal. Election of a person as Trustee (Proposal I) requires the vote of shareholders owning of record a plurality of the shares of the Funds voting at the Meeting, if a quorum is present. Approval of Proposals II and III each requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Approval of Proposal IV requires the vote of a majority of the shares outstanding and entitled to vote.

   Shareholder Proposals. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

   Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

   To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                          By Order of the Board of Trustees

                                          Garlin G. Flynn, Secretary

Newport Beach, California
January 12, 2000

                                  APPENDIX A

                                    FORM OF
                         INVESTMENT ADVISORY CONTRACT

                                  PIMCO FUNDS
                           840 Newport Center Drive
                        Newport Beach, California 92260

                                        , 2000

Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, California 92260

Dear Sirs:

   This will confirm the agreement between the undersigned (the "Trust") and Pacific Investment Management Company (the "Adviser") as follows:

   1. The Trust is an open-end investment company which currently has forty-one separate investment portfolios, all of which are subject to this agreement: the Money Market Fund; the Short-Term Fund; the Low Duration Fund; the Low Duration Fund II; the Low Duration Fund III; the Low Duration Mortgage Fund; the Moderate Duration Fund; the Real Return Bond Fund; the Total Return Fund; the Total Return Fund II; the Total Return Fund III; the Total Return Mortgage Fund; the Commercial Mortgage Securities Fund; the High Yield Fund; the Long-Term U.S. Government Fund; the Long Duration Fund; the Global Bond Fund; the Global Bond Fund II; the Foreign Bond Fund; the International Bond Fund; the Emerging Markets Bond Fund; the Emerging Markets Bond Fund II; the Short Duration Municipal Income Fund; the Municipal Bond Fund; the California Intermediate Municipal Bond Fund; the New York Intermediate Municipal Bond Fund; the Strategic Balanced Fund; the Convertible Bond Fund; the StocksPLUS Fund; the StocksPLUS Short Strategy Fund; the Short-Term Portfolio; the Short-Term Portfolio II; the U.S. Government Sector Portfolio; the U.S. Government Sector Portfolio II; the Mortgage Portfolio; the Mortgage Portfolio II; the Investment Grade Corporate Portfolio; the High Yield Portfolio; the International Portfolio; the Emerging Markets Portfolio; and the Real Return Bond Portfolio (the "Funds"). Additional investment portfolios may be established in the future. This Contract shall pertain to the Funds and to such additional investment portfolios as shall be designated in Supplements to this Contract, as further agreed between the Trust and the Adviser. Five separate classes of shares of beneficial interest in the Trust are offered to investors in each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions applicable to that Fund as specified in the currently effective Prospectus (the "Prospectus") for the Trust included in the registration statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 ("1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract, as amended (the "Distribution Contract"), between the Trust and PIMCO Advisors Distribution Company (the "Distributor"), the Fund has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust. Pursuant to an Administration Agreement ("Administration Agreement") between the Trust and the Adviser, the Trust has also retained the Adviser to provide the Fund with administrative and other services.

   2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

   3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

     (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this contract, as amended, pursuant to which some or all of the foregoing expenses of this
Section 3(b) shall be the responsibility of the other party or parties to that agreement.

   4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information.

   Consistent with the investment objectives, policies and restrictions applicable to the Trust and its Fund, the Adviser will determine the securities and other assets to be purchased or sold by each Fund of the Trust and will determine what portion of each Fund shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

   The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

     (b) The Adviser also shall provide to the officers of the Trust administrative assistance in connection with the operation of the Trust and the Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Trust and the Funds.

     (c) As manager of the assets of the Funds, the Adviser shall make investments for the account of the Funds in accordance with the Adviser's best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees.

     (d) The Adviser shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Trust and its Funds and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

     (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other of its clients, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other customers.

     (f) The Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Trust and any other of the Adviser's clients.

   5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever, provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

   6. In consideration of the services to be rendered by the Adviser under this Contract, each Fund of the Trust shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month, at the following annual rates: Money Market Fund--0.15%; Short Duration Municipal Income Fund--0.20%; Commercial Mortgage Securities Fund, Strategic Balanced Fund, Convertible Bond Fund, StocksPLUS Fund, and StocksPLUS Short Strategy Fund--0.40%; Emerging Markets Bond Fund and Emerging Markets Bond II Fund--0.45%; Short-Term Portfolio, Short-Term Portfolio II, U.S. Government Sector Portfolio, U.S. Government Sector Portfolio, Mortgage Portfolio, Mortgage Portfolio II, Investment Grade Corporate Portfolio, High Yield Portfolio, International Portfolio, Emerging Markets Portfolio, and the Real Return Bond Portfolio--0.02%; and all other Funds--0.25%.

   If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

   7. If the aggregate expenses of every character incurred by, or allocated to, the Trust in any fiscal year, other than interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract ("includable expenses"), shall exceed the expense limitations applicable to the Trust imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall pay the Trust an amount equal to that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Adviser will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to the Trust, the monthly fees relating to the Trust payable to the Adviser under this Contract and under the Administration Agreement for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph
7. For purposes of the foregoing, the value of the net assets of each Fund of the Trust shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

   8. (a) This Contract shall become effective with respect to the Funds on , 2000 (and, with respect to any amendment, or with respect to any additional fund, the date of the amendment or Supplement hereto) and shall continue in effect with respect to a Fund for a period of more than two years from that date (or, with respect to any additional fund, the date of the Supplement) only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust's Board of Trustees and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

     (b) This Contract may be terminated with respect to a Fund (or any additional fund) at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract (or any Supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940
Act).

   9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

   10. The investment management services of the Adviser to the Trust under this contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

   11. This Contract shall be construed in accordance with the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

   12. The Declaration of Trust establishing the Trust, dated              , a
copy of which, together with all amendments thereto (the "Declaration"), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "PIMCO Funds" refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

   If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          PIMCO FUNDS

                                          By:__________________________________

                                            ___________________________________
                                            Title

ACCEPTED:

PACIFIC INVESTMENT MANAGEMENT COMPANY

By:__________________________________

  ___________________________________
  Title

                      FORM OF SECOND AMENDED AND RESTATED
                           ADMINISTRATION AGREEMENT

   SECOND AMENDED AND RESTATED ADMINISTRATION AGREEMENT, made this      day of
          , 2000 amending and restating the Amended and Restated
Administration Agreement dated February 24, 1998, as amended to date, between PIMCO Funds (the "Trust"), a Massachusetts business trust, and Pacific Investment Management Company (the "Administrator" or "PIMCO").

   WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and each series of the Trust issues its Shares in up to six classes: Class A, Class B, Class C, Class D, the Institutional Class and the Administrative Class, with each such class representing interests in the same portfolio of securities and other assets; and

   WHEREAS, the Trust has established thirty series, which are designated as the Money Market Fund; the Short-Term Fund; the Low Duration Fund; the Low Duration Fund II; the Low Duration Fund III; the Low Duration Mortgage Fund; the Moderate Duration Fund; the Real Return Bond Fund; the Total Return Fund; the Total Return Fund II; the Total Return Fund III; the Total Return Mortgage Fund; the Commercial Mortgage Securities Fund; the High Yield Fund; the Long-Term U.S. Government Fund; the Long Duration Fund; the Global Bond Fund; the Global Bond Fund II; the Foreign Bond Fund; the International Bond Fund; the Emerging Markets Bond Fund; the Emerging Markets Bond Fund II; the Short Duration Municipal Income Fund; the Municipal Bond Fund; the California Intermediate Municipal Bond Fund; the New York Intermediate Municipal Bond Fund; the Strategic Balanced Fund; the Convertible Bond Fund; the StocksPLUS Fund; and the StocksPLUS Short Strategy Fund; such series, together with any other series subsequently established by the Trust, with respect to which the Trust desires to retain the Administrator to render administrative services hereunder, and with respect to which the Administrator is willing to do so, being herein collectively referred to also as the "Funds"; and

   WHEREAS, pursuant to an Investment Advisory Contract dated       , 2000,
between the Trust and PIMCO ("Investment Advisory Contract"), the Trust has retained PIMCO to provide investment advisory services with respect to the Funds in the manner and on the terms set forth therein; and

   WHEREAS, the Trust wishes to retain PIMCO to provide or procure administrative and other services to the Funds and their shareholders, including services which may be deemed to constitute distribution-related services with respect to Class D shares; and

   WHEREAS, PIMCO is willing to furnish and/or to arrange for such services in the manner and on the terms hereinafter set forth;

   NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

   1. Appointment. The Trust hereby appoints PIMCO as the Administrator to provide or procure the administrative and other services with respect to the Funds for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees during such period to render the services herein set forth for the compensation herein provided.

   In the event the Trust establishes and designates additional series with respect to which it desires to retain the Administrator to render or procure administrative and other services hereunder, it shall notify the

Administrator in writing. If the Administrator is willing to render or procure such services it shall notify the Trust in writing, whereupon the portfolio represented by such additional series shall become a Fund hereunder.

   2. Duties. Subject to the general supervision of the Board of Trustees, the Administrator shall provide or cause to be furnished all administrative and other services reasonably necessary for the operation of the Funds, including, in the case of Class D shares, certain shareholder and distribution-related services, but not including the investment advisory services provided pursuant to the Investment Advisory Contract with the Trust or the distribution services provided by PIMCO Funds Distributors LLC ("PFD") pursuant to its Distribution Contract with the Trust.

     (a) Administrative Services. These services shall include the following:
(i) coordinating matters relating to the operation of the Funds, including any necessary coordination among the adviser or advisers to the Funds, the custodian, transfer agent, dividend disbursing agent, and recordkeeping agent (including pricing and valuation of the Funds), accountants, attorneys, and other parties performing services or operational functions for the Funds; (ii) providing the Funds, at the Administrator's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws as well as other applicable laws and to provide effective administration of the Funds; (iii) maintaining or supervising the maintenance by third parties of such books and records of the Trust and the Funds as may be required by applicable federal or state law, other than the records and ledgers maintained under the Investment Advisory Contract; (iv) preparing or supervising the preparation by third parties of all federal, state, and local tax returns and reports of the Funds required by applicable law; (v) preparing, filing, and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law;
(vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required to register the shares of the Funds and qualify the Trust to do business or as otherwise required by applicable law; (vii) taking such other action with respect to the Funds, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies; and
(viii) providing the Funds, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for the Funds' operations as contemplated in this Agreement.

     (b) Other Services. The Administrator shall also procure on behalf of the Trust and the Funds, and at the expense of the Administrator, the following persons to provide services to the Funds: (i) a custodian or custodians for the Funds to provide for the safekeeping of the Funds' assets; (ii) a recordkeeping agent to maintain the portfolio accounting records for the Funds; (iii) a transfer agent for the Funds; and (iv) a dividend disbursing agent for the Funds. The Trust may be a party to any agreement with any of the persons referred to in this Section 2(b).

     (c) Retail Class Services. In addition to the Administrator's responsibilities as specified in Subsections (a) and (b) above, subject to the approval or consent of the Board of Trustees, the Administrator, at its own expense, also shall provide, directly or through persons selected by the Administrator, to the Class A, Class B, Class C and Class D shares (the "Retail Classes") of the Funds administrative, recordkeeping, and shareholder services reasonably required by the Retail Classes of the Funds, which may include some or all of the following services: (i) transfer agency services reasonably necessary to meet the increased account activity associated with Retail Classes; (ii) dividend disbursing services reasonably necessary to meet the increased number of accounts associated with the Retail Classes; (iii) preparing and arranging for the distribution of prospectuses, statements of additional information, proxy materials, periodic reports to shareholders, and other communications with Retail Class shareholders; and (iv) taking such other actions and providing or procuring such other services with respect to the Retail Classes as are reasonably necessary or desirable.

     (d) Special Class D Services. The Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations: (i) facilities for placing orders directly for the purchase of a Fund's shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares;
(iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

   The Administrator shall not be required to provide directly hereunder any of the foregoing services which may cause the Administrator to be engaged in the business of effecting transactions in securities for the account of others, or to induce or attempt to induce the purchase or sale of any security, but may procure such services on behalf of the Trust from certain Service Organizations. The parties hereto acknowledge that the Administrator has entered into an agreement with its affiliate, PFD, the Trust's principal underwriter, under which PFD is compensated for certain services contemplated by this Agreement, including shareholder and distribution-related services, at the rate of 0.25% per annum of all assets attributable to Class D shares sold through PFD (the "PFD Fees").

   The Administrator and the Trust understand that some or all of the services described in this subparagraph (d) may be deemed to represent services primarily intended to result in the sale of Class D shares ("Special Class D Services"). The Administrator agrees to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and PFD at least quarterly and in a manner that permits the Qualified Trustees (hereinafter defined) to determine that portion of the fees hereunder which represents reimbursements in respect of Special Class D Services.

     (e) Personnel. The Administrator shall also make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration of the Funds and services provided to the Funds under this agreement.

     (f) Standards; Reports. In performing these services, the Administrator:

        (i) shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Trust's Registration Statement filed an Form N-1A as supplemented or amended from time to time;

        (ii) will make available to the Trust, promptly upon request, any of the Funds' books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Administrator's services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

        (iii) will, in addition to reports required by Section 2(d), regularly report to the Trust's Board of Trustees on the services provided under this Agreement and will furnish the Trust's Board of Trustees with respect to the Funds such periodic and special reports as the Trustees may reasonably request.

   3. Documentation. The Trust has delivered copies of each of the following documents to the Administrator and will deliver to it all future amendments and supplements thereto, if any:

     (a) the Trust's Registration Statement as filed with the SEC and any amendments thereto; and

     (b) exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

   4. Independent Contractor. The Administrator shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

   5. Compensation. As compensation for the services rendered under this Agreement, the Trust shall pay to the Administrator a monthly fee, calculated as a percentage (on an annual basis) of the average daily value of the net assets of each of the Funds during the preceding month. The fee rates applicable to each Class of a Fund shall be set forth in a schedule to this Agreement. The fees payable to the Administrator for all of the Funds shall be computed and accrued daily and paid monthly. If the Administrator shall serve for less than any whole month, the foregoing compensation shall be prorated. Any portion of the fees paid hereunder in respect of Class D shares representing reimbursement for the Administrator's and PFD's out-of-pocket expenditures and internally allocated expenses in respect of Special Class D Services of any Fund (as reviewed quarterly by the Trustees based on the reports described in Section 2(d) above) shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. To the extent such out-of-pocket expenditures and internally allocated expenses exceed such rate, such excess shall be paid by the Administrator and/or PFD from their own resources (which may include legitimate profits from serving as investment adviser and/or administrator) and shall not be used as a basis for justifying or evaluating fees paid hereunder to the Administrator in respect of services other than the Special Class D Services.

   6. Special Class D Services: Distribution Plan. To the extent that this Agreement relates to payments made in connection with the distribution of the Funds' Class D shares (i.e., Special Class D Services), it shall also constitute a "distribution plan" and a "related agreement" within the meaning of Rule 12b-1 under the 1940 Act. As required by said Rule 12b-1 in respect of distribution plans, to the extent this Agreement is a distribution plan: (a) the term of this Agreement is as provided in Section 10 below; (b) the Administrator shall provide to the Trustees of the Trust, and all such Trustees shall review, at least quarterly, a written report of the amounts expended by the Trust for Special Class D Services and the purposes for which such expenditures were made; and (c) this Agreement may be terminated as provided in Section 10(b) below. As required by said Rule 12b-1 in respect of agreements related to distribution plans, to the extent this Agreement is an agreement related to a distribution plan: (a) this Agreement may be terminated as provided in Section 10 below; and (b) this Agreement may also terminate in the circumstances described in Section 15(d) below. This Agreement may not be amended to increase materially the maximum amount specified in Section 5 (i.e., the rate of 0.25% per annum) payable out of Class D assets for Special Class D Services without approval by a majority of the outstanding Class D shares (as defined in Section 2(a)(42) of the 1940 Act in respect of voting securities) of a Fund. All material amendments to this Agreement (insofar as the relevant provision constitutes a part of a distribution plan) must be approved by a majority of the Qualified Trustees. Insofar as this Agreement constitutes a distribution plan for Class D shares, its provisions are severable for that Class.

   It is acknowledged and agreed that classes of shares other than Class D may have separately documented distribution plans and related agreements.

   7. Non-Exclusivity. It is understood that the services of the Administrator hereunder are not exclusive, and the Administrator shall be free to render similar services to other investment companies and other clients.

   8. Expenses. During the term of this Agreement, the Administrator will pay all expenses incurred by it in connection with its obligations under this Agreement, except such expenses as are assumed by the Funds under this Agreement, and any expenses that are paid under the terms of the Investment Advisory Contract. The Administrator assumes and shall pay for maintaining its staff and personnel and shall, at its own expense provide the equipment, office space, office supplies (including stationery), and facilities necessary to perform its obligations under this Agreement. In addition, the Administrator shall bear the following expenses under this Agreement:

     (a) Expenses of all audits by the Trust's independent public accountants;

     (b) Expenses of the Trust's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

     (c) Expenses of the Trust's custodial services, including any recordkeeping services provided by the custodian;

     (d) Expenses of obtaining quotations for calculating the value of each Fund's net assets;

     (e) Expenses of obtaining Portfolio Activity Reports for each Fund;

     (f) Expenses of maintaining the Trust's tax records;

     (g) Costs and/or fees, including legal fees, incident to meetings of the Trust's shareholders, the preparation, printing and mailings of prospectuses, notices and proxy statements and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence and qualification to do business, and the expense of issuing, redeeming, registering and qualifying for sale, shares with federal and state securities authorities;

     (h) The Trust's ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Massachusetts business trust registered as an open-end management investment company;

     (i) Costs of printing certificates representing shares of the Trust;

     (j) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

     (k) Association membership dues; and

     (l) Services of Service Organizations rendered in respect of Class D shares, to the extent and subject to the conditions set forth in Sections 2(d), 5 and 6 hereof.

   The Trust shall bear the following expenses:

     (a) Salaries and other compensation or expenses, including travel expenses, of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, partners or employees of the Administrator or its subsidiaries or affiliates;

     (b) Taxes and governmental fees, if any, levied against the Trust or any of its Funds;

     (c) Brokerage fees and commissions, and other portfolio transaction expenses incurred for any of the Funds;

     (d) Costs, including the interest expenses, of borrowing money;

     (e) Fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of trustees who are not officers, employees, partners or shareholders of PIMCO or its subsidiaries or affiliates;

     (f) Extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto;

     (g) Organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and

     (h) Any expenses allocated or allocable to a specific class of shares, including fees paid in respect of classes other than Class D pursuant to a separate administrative service or distribution plan.

   9. Liability. The Administrator shall give the Trust the benefit of the Administrator's best efforts in rendering services under this Agreement. The Administrator may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Administrator's undertaking to render services under this Agreement, the Trust agrees that neither the Administrator nor its stockholders, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Administrator's duties, or by reason of reckless disregard of the Administrator's obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Administrator and that of its stockholders, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Administrator or provide a defense for any other person including persons that provide services for the Funds as described in Section 2(b), (c) or (d) of this Agreement.

   10. Term and Continuation. This Amended and Restated Agreement shall take effect as of the date indicated above, and shall remain in effect, unless sooner terminated as provided herein, for one year from such date, and shall continue thereafter on an annual basis with respect to each Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Trust or the Administrator, and who have no direct or indirect financial interest in the operation of this agreement or any agreement related to Special Class D Services ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Failure of the Qualified Trustees to renew this Agreement and/or its termination by shareholder vote, assignment, or otherwise, shall not preclude the Board of Trustees from approving a substitute agreement in the manner provided under applicable law.

     (a) Except as provided in Section 10(b) below, this Agreement may be terminated:

        (i) by the Trust at any time with respect to the services provided by the Administrator, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Fund or class, by vote of a majority of the outstanding voting shares of such Fund or class, on 60 days' written notice to the Administrator;

        (ii) at the expiration of the one-year period commencing on the date of this Amended and Restated Agreement, by the Administrator at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

     (b) Insofar as it relates to Class D shares of any Fund(s), at any time, without the payment of any penalty, by a majority of the Qualified Trustees or by vote of a majority of the outstanding Class D shares.

   11. Use of Name. It is understood that the name "Pacific Investment Management Company" or "PIMCO" or any derivative thereof or logo associated with those names are the valuable property of PIMCO and its affiliates, and that the right of the Trust and/or the Funds to use such names (or derivatives or logos) shall be governed by the Investment Advisory Contract.

   12. Notices. Notices of any kind to be given to the Administrator by the Trust shall be in writing and shall be duly given if mailed or delivered to the Administrator at 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Administrator. Notices of any kind to be given to the Trust by the Administrator shall be in writing and shall be duly given if mailed or delivered to 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Trust.

   13. Trust Obligation. A copy of the Trust's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obligations of this Agreement shall only be binding upon the assets and property of each Fund and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

   14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

   15. Miscellaneous. (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order of the SEC thereunder.

      (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party, hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

      (c) The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

      (d) This Agreement may not be assigned by the Trust or the Administrator without the consent of the other party. This Agreement will terminate with respect to the Class D shares in the event of its "assignment" (as defined in the 1940 Act).

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                          PIMCO FUNDS

                                          By:________________________________

                                            President
                                            _________________________________
                                            Title

                                          PACIFIC INVESTMENT MANAGEMENT
                                           COMPANY

                                          By:________________________________

                                            Managing Director
                                            _________________________________
                                            Title

                                   APPENDIX B

                            INFORMATION ABOUT PIMCO

   The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading advisor with the Commodity Futures Trading Commission.

   PIMCO's directors and principal executive officer, their principal occupations and dates of service are shown below. The address of each director and officer is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

 Name
 Length of Service with
 PIMCO                               Position and Principal Occupation
 ----------------------              ---------------------------------
 William S. Thompson, Jr... Managing Director, Chief Executive Officer and
  April 1993 to Present     Executive Committee Member, PIMCO; Managing
                            Director, Chief Executive Officer and Director,
                            PIMCO Management, Inc.; Member of Management Board
                            and Executive Committee, PIMCO Advisors L.P.;
                            President, Chief Executive Officer and Member,
                            PIMCO Partners LLC.

 William R. Benz, II....... Managing Director, PIMCO; Managing Director and
  June 1986 to Present      Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 Robert Wesley Burns....... Managing Director and Executive Committee Member,
  February 1987 to Present  PIMCO; Managing Director and Director, PIMCO
                            Management, Inc.; Member of PIMCO Partners LLC.

 Chris P. Dialynas......... Managing Director, PIMCO; Managing Director and
  July 1983 to Present      Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 Mohamed A. El-Erian....... Managing Director, PIMCO; Managing Director and
  May 1999 to Present       Director, PIMCO Management, Inc.

 William H. Gross.......... Managing Director, PIMCO; Managing Director and
  June 1971 to Present      Director, PIMCO Management, Inc.; Director and Vice
                            President, StocksPLUS Management, Inc.; Member of
                            Management Board, PIMCO Advisors L.P.; Member of
                            PIMCO Partners LLC.

 John L. Hague............. Managing Director and Executive Committee Member,
  September 1987 to Present PIMCO; Managing Director and Director, PIMCO
                            Management, Inc.; Member of PIMCO Partners LLC.

 Pasi M. Hamalainen........ Managing Director, PIMCO; Managing Director and
  January 1994 to Present   Director, PIMCO Management, Inc.

 Brent R. Harris........... Managing Director and Executive Committee Member,
  June 1985 to Present      PIMCO; Managing Director and Director, PIMCO
                            Management, Inc.; Director and Vice President,
                            StocksPLUS Management, Inc.; Member of Management
                            Board and Executive Committee, PIMCO Advisors L.P.;
                            Member of PIMCO Partners LLC.

 Brent L. Holden........... Managing Director, PIMCO; Managing Director and
  December 1989 to Present  Director, PIMCO Management, Inc.

 Margaret E. Isberg........ Managing Director, PIMCO; Managing Director and
  August 1983 to Present    Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 John S. Loftus............ Managing Director, PIMCO; Managing Director and
  August 1986 to Present    Director, PIMCO Management, Inc.

 Dean S. Meiling........... Managing Director, PIMCO; Managing Director and
  December 1976 to Present  Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 Name
 Length of Service with
 PIMCO                               Position and Principal Occupation
 ----------------------              ---------------------------------
 James F. Muzzy............ Managing Director and Executive Committee Member,
  September 1971 to Present PIMCO; Managing Director and Director, PIMCO
                            Management, Inc.; Director and Vice President,
                            StocksPLUS Management, Inc.; Member of PIMCO
                            Partners LLC.

 William F. Podlich, III... Managing Director, PIMCO; Managing Director and
  June 1966 to Present      Director PIMCO Management, Inc.; Member of
                            Management Board, PIMCO Advisors L.P.; Member of
                            PIMCO Partners LLC.

 William C. Powers......... Managing Director, PIMCO; Managing Director and
  January 1991 to Present   Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 Ernest L. Schmider........ Managing Director and Secretary, PIMCO; Managing
  March 1994 to Present     Director, Director, and Secretary, PIMCO
                            Management, Inc.; Director and Assistant Secretary,
                            StocksPLUS Management, Inc.; Senior Vice President,
                            PIMCO Advisors, L.P.; Secretary, PIMCO Partners
                            LLC.

 Lee R. Thomas............. Managing Director, PIMCO; Managing Director and
  April 1995 to Present     Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 Benjamin L. Trosky........ Managing Director, PIMCO; Managing Director and
  October 1990 to Present   Director, PIMCO Management, Inc.; Member of
                            Management Board, PIMCO Advisors L.P.; Member of
                            PIMCO Partners LLC.

   The following are the executive officers of the Funds who are not Trustees, their ages, positions with the Trust and principal occupations during the past five years. The address of all officers is 840 Newport Center Drive, Suite 300, Newport Beach, California, 92660.

                            Length of                          Principal Occupation(s)
                           Service with     Position with       During the Past Five
       Name and Age         the Trust         the Trust                 Years
       ------------        ------------ --------------------- ------------------------
 Michael G. Dow........... 8/95-Present Senior Vice President Senior Vice President,
  Age 36                                                      PIMCO. Formerly Fixed
                                                              Income Specialist,
                                                              Salomon Brothers, Inc.;
                                                              Vice President
                                                              Operations, Citibank NA
                                                              Global Consumer Banking
                                                              Group.

 William H. Gross......... 4/87-Present Senior Vice President Managing Director,
  Age 55                                                      PIMCO; Senior Vice
                                                              President, PIMCO
                                                              Variable Insurance
                                                              Trust.

 Margaret Isberg.......... 4/87-Present Senior Vice President Managing Director,
  Age 43                                                      PIMCO.

 Jeffrey M. Sargent....... 2/93-Present Senior Vice President Vice President and
  Age 36                                                      Manager of Investment
                                                              Operations Shareholder
                                                              Services, PIMCO; Senior
                                                              Vice President, PIMCO
                                                              Commercial Mortgage
                                                              Securities Trust, Inc.
                                                              and PIMCO Variable
                                                              Insurance Trust; Vice
                                                              President, PIMCO Funds:
                                                              Multi-Manager Series.

 Leland T. Scholey........ 2/96-Present Senior Vice President Senior Vice President,
  Age 47                                                      PIMCO. Formerly Vice
                                                              President, PIMCO.

 Raymond C. Hayes......... 2/95-Present Vice President        Vice President, PIMCO.
  Age 54                                                      Formerly Marketing
                                                              Director, Pacific
                                                              Financial Asset
                                                              Management Corporation.

 Thomas J. Kelleher, III.. 3/96-Present Vice President        Vice President, PIMCO.
  Age 49                                                      Previously associated
                                                              with Delaware Trust,
                                                              Mellon Bank and Girard
                                                              Trust (bank trust
                                                              departments).

 Henrik P. Larsen......... 2/99-Present Vice President        Manager, Fund
  Age 29                                                      Administration, PIMCO;
                                                              Vice President, PIMCO
                                                              Commercial Mortgage
                                                              Securities Trust, Inc.
                                                              and PIMCO Variable
                                                              Insurance Trust.
                                                              Formerly Supervisor,
                                                              PIMCO.

 Daniel T. Ludwig......... 2/99-Present Vice President        Account Manager, PIMCO.
  Age 41                                                      Formerly Vice President,
                                                              Fidelity Investments;
                                                              Institutional Sales
                                                              Representative, CS First
                                                              Boston.

 Andre Mallegol........... 3/97-Present Vice President        Vice President, PIMCO.
  Age 33                                                      Formerly associated with
                                                              Fidelity Investments
                                                              Institutional Services
                                                              Company.

 James F. Muzzy........... 4/87-Present Vice President        Managing Director,
  Age 60                                                      PIMCO; Senior Vice
                                                              President, PIMCO
                                                              Variable Insurance
                                                              Trust.

 Douglas J. Ongaro........ 8/95-Present Vice President        Vice President, PIMCO.
  Age 38                                                      Formerly Regional
                                                              Marketing Manager,
                                                              Charles Schwab & Co.,
                                                              Inc.

                               Length of                        Principal Occupation(s)
                             Service with     Position with      During the Past Five
        Name and Age           the Trust        the Trust                Years
        ------------         ------------- ------------------- ------------------------
 David J. Pittman........... 7/97-Present  Vice President      Vice President, PIMCO.
  Age 51                                                       Formerly a senior
                                                               executive with Bank of
                                                               America, the Northern
                                                               Trust Co. and
                                                               NationsBank.

 Mark A. Romano............. 11/97-Present Vice President      Vice President, PIMCO.
  Age 41                                                       Previously associated
                                                               with Wells Fargo's
                                                               institutional money
                                                               management group and
                                                               First Interstate's
                                                               Pacifica family of
                                                               mutual funds.

 William S. Thompson, Jr. .. 11/93-Present Vice President      Chief Executive Officer
  Age 54                                                       and Managing Director,
                                                               PIMCO; Senior Vice
                                                               President, PIMCO
                                                               Variable Insurance
                                                               Trust; Vice President,
                                                               PIMCO Commercial
                                                               Mortgage Securities
                                                               Trust, Inc.

 John P. Hardaway........... 8/90-Present  Treasurer           Senior Vice President
  Age 42                                                       and Manager of
                                                               Investment Operations
                                                               Accounting, PIMCO;
                                                               Treasurer, PIMCO
                                                               Commercial Mortgage
                                                               Securities Trust, Inc.,
                                                               PIMCO Funds: Multi-
                                                               Manager Series and PIMCO
                                                               Variable Insurance
                                                               Trust. Formerly Vice
                                                               President, PIMCO.

 Garlin G. Flynn............ 8/95-Present  Secretary           Specialist, PIMCO;
  Age 53                                                       Secretary, PIMCO
                                                               Commercial Mortgage
                                                               Securities Trust, Inc.
                                                               and PIMCO Variable
                                                               Insurance Trust;
                                                               Assistant Secretary,
                                                               PIMCO Funds: Multi-
                                                               Manager Series. Formerly
                                                               Senior Fund
                                                               Administrator, PIMCO;
                                                               Senior Mutual Fund
                                                               Analyst, PIMCO Advisors
                                                               Institutional Services.

 Joseph D. Hattesohl........ 2/95-Present  Assistant Treasurer Vice President and
  Age 35                                                       Manager of Financial
                                                               Reporting and Taxation,
                                                               PIMCO; Assistant
                                                               Treasurer, PIMCO Funds:
                                                               Multi-Manager Series,
                                                               PIMCO Commercial
                                                               Mortgage Securities
                                                               Trust, Inc. and PIMCO
                                                               Variable Insurance
                                                               Trust. Formerly, Manager
                                                               of Fund Taxation, PIMCO;
                                                               Director of Financial
                                                               Reporting, Carl I. Brown
                                                               & Co.

 Michael J. Willemsen....... 11/88-Present Assistant Secretary Manager, PIMCO;
  Age 39                                                       Assistant Secretary,
                                                               PIMCO Commercial
                                                               Mortgage Securities
                                                               Trust, Inc. and PIMCO
                                                               Variable Insurance
                                                               Trust. Formerly Project
                                                               Lead, PIMCO.

Other Investment Company Clients

   PIMCO also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at September 30, 1999.

                                                                   Approximate
        Name of Fund                  Advisory Fee Rate               Assets
        ------------                  -----------------            -----------
 PIMCO FUNDS:
 PACIFIC INVESTMENT
 MANAGEMENT SERIES
 International Bond Fund... Annual rate of 0.25% of average
                            daily net assets                       $980,127,949
 Emerging Markets Bond      Annual rate of 0.45% of average
  Fund II.................. daily net assets                        217,093,611

 PIMCO VARIABLE INSURANCE
 TRUST
 Money Market Portfolio.... Annual rate of 0.30% of average
                            daily net assets                       $        N/A
 Short-Term Bond            Annual rate of 0.35% of average
  Portfolio................ daily net assets                                N/A
 Low Duration Bond          Annual rate of 0.40% of average
  Portfolio................ daily net assets                          5,098,362
 Total Return Bond          Annual rate of 0.40% of average
  Portfolio................ daily net assets                          3,208,009
 High Yield Bond            Annual rate of 0.50% of average
  Portfolio................ daily net assets                        131,180,580
 Foreign Bond Portfolio.... Annual rate of 0.60% of average
                            daily net assets                          5,031,932
 StocksPLUS Growth & Income Annual rate of 0.40% of average
  Portfolio................ daily net assets                            524,872
 Long-Term US Government    Annual rate of 0.40% of average
  Bond Portfolio........... daily net assets                          6,906,274
 Total Return II            Annual rate of 0.40% of average
  Portfolio................ daily net assets                          5,099,211
 Real Return Portfolio..... Annual rate of 0.40% of average
                            daily net assets                                N/A

 FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY
 Fixed Income I Fund....... Annual rate of 0.25% of net assets     $158,880,504
                            based on the average of ending
                            monthly market values over 3 months,
                            paid in arrears
 Diversified Bond Fund..... Annual rate of 0.25% of net assets      121,645,371
                            based on the average of ending
                            monthly market values over 3 months,
                            paid in arrears
 Fixed Income III Fund..... Annual rate of 0.25% of net assets      158,140,598
                            based on the average of ending
                            monthly market values over 3 months,
                            paid in arrears
 Multistrategy Bond Fund... Annual rate of 0.25% of net assets      193,102,561
                            based on the average of ending
                            monthly market values over 3 months,
                            paid in arrears

 RUSSELL INSURANCE FUNDS
 Core Bond Fund............ Annual rate of 0.25% of net assets     $ 33,478,757
                            based on the average of ending
                            monthly market values over 3 months,
                            paid in arrears

 THE HARBOR GROUP
 Harbor Bond Fund ......... Annual rate of 0.50% of average        $622,475,175
                            daily net assets on first
                            $25 million; 0.375% of average daily
                            net assets on next $25 million;
                            0.25% of average daily net assets
                            over $50 million

                                                                  Approximate
        Name of Fund                 Advisory Fee Rate               Assets
        ------------                 -----------------            -----------
 PACIFIC SELECT FUND
 Managed Bond Series....... Annual rate of 0.50% of average      $1,053,024,408
                            daily net assets on first
                            $25 million; 0.375% on next $25
                            million; 0.25% on remaining assets
 Government Securities      Annual rate of 0.50% of average         397,265,729
  Series................... daily net assets on first
                            $25 million; 0.375% on next $25
                            million; 0.25% on remaining assets

 PRUDENTIAL SECURITIES
 TARGET PORTFOLIO TRUST
 Intermediate Term Bond     Annual rate of 0.25% of average
  Portfolio................ daily net assets                     $  113,010,679
 Total Return Bond          Annual rate of 0.25% of average
  Portfolio................ daily net assets                         66,889,600

 PIMCO COMMERCIAL MORTGAGE
 SECURITIES TRUST, INC.
 PIMCO Commercial Mortgage
  Trust, Inc. ............. Annual rate of 0.725% of average     $  148,074,899
                            weekly net assets paid quarterly

 AMERICAN SKANDIA TRUST
 Total Return Bond          Annual rate of 0.30% of average      $1,035,861,299
  Portfolio................ daily net assets on first $150
                            million; 0.25% of average daily
                            net assets on assets over $150
                            million paid monthly
 Limited Maturity Bond
  Portfolio................ Annual rate of 0.30% of average         421,807,622
                            daily net assets on first $150
                            million; 0.25% of average daily
                            net assets on assets over $150
                            million paid monthly
 Master Trust Total         Annual rate of 0.25% of average
  Return................... daily net assets                        170,012,653

 FREMONT MUTUAL FUNDS, INC.
 Total Return Fund......... Annual rate of 0.25% of average      $  187,068,687
                            daily net assets paid quarterly
 Global Bond Fund.......... Annual rate of 0.30% of average          24,283,647
                            daily net assets paid quarterly

 PAINEWEBBER MANAGED
 INVESTMENTS TRUST
 Low Duration US Government Annual rate of 0.25% of average
  Income Fund.............. daily net assets                     $  122,967,595

 PAINEWEBBER SERIES TRUST
 Strategic Fixed Income.... Annual rate of 0.25% of average
                            daily net assets                     $    7,298,286

                                                                   Approximate
        Name of Fund                  Advisory Fee Rate               Assets
        ------------                  -----------------            -----------
 PAINEWEBBER MANAGED
 ACCOUNTS SERVICES
 PORTFOLIO TRUST
 PACE Government Securities Annual rate of 0.25% of average
  Fixed Income............. daily net assets                       $197,767,164
 PACE Strategic Fixed       Annual rate of 0.25% of average
  Income Investments....... daily net assets                        230,222,525

 JACKSON NATIONAL LIFE
 SERIES TRUST
 JNL/PIMCO Total Return
  Bond Series.............. Annual rate of 0.25% of average        $  9,753,810
                            daily net assets excluding the value
                            of client contributed capital

 FORWARD GLOBAL FUND
 Forward Global Fund....... Annual rate of 0.35% of average        $ 30,263,618
                            daily net assets on amounts under
                            $200 million and 0.30% on amounts
                            over $200 million

 PRUDENTIAL INVESTMENTS
 FUND MANAGEMENT LLC
 Prudential Diversified
  Moderate Growth.......... Annual rate of 0.25% of average        $ 23,259,990
                            daily net assets computed daily and
                            paid monthly
 Prudential Diversified
  Conservative Growth...... Annual rate of 0.25% of average          28,956,072
                            daily net assets computed daily and
                            paid monthly
 Prudential Diversified
  Conservative Portfolio... Annual rate of 0.25% of average          29,627,910
                            daily net assets computed daily and
                            paid monthly

 MANULIFE
 Manulife Global Bond       Annual rate of 0.375% on first $50     $161,197,318
  Trust.................... million; 0.35% on $50-200 million;
                            0.30% on $200-500 million; 0.25%
                            excess over $500 million of daily
                            net assets computed daily and paid
                            monthly
 Manulife Total Return      Annual rate of 0.30% on first $50       190,550,262
  Trust.................... million; 0.30% on $50-150 million;
                            0.25% on $150-200 million; 0.25% on
                            $200-500 million and over of daily
                            net assets computed daily and paid
                            monthly

 SALOMON SMITH
 BARNEY/CONSULTING GROUPS
 CAPITAL MARKET FUND
 Intermediate Fixed Income
  Investment Portfolio..... Annual rate of 0.25%, multiplied by    $270,423,858
                            a fraction, the numerator of which
                            is the average daily value of
                            allocated assets and the denominator
                            of which is the average daily value
                            of the Portfolio's total assets
                            computed daily

Brokerage Policies

   PIMCO receives research services from many broker-dealers with which it places portfolio transactions. Consistent with applicable law, PIMCO may cause the Funds to pay a broker-dealer which provides brokerage and research services to PIMCO an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. These research services, which in some cases also may be purchased for cash, include such items as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Funds), although not all of these services are necessarily of value in managing the Funds. The management fees paid by the Funds are not reduced because PIMCO and its affiliates receive such services.

   Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                                  APPENDIX C

   PIMCO currently receives a monthly investment advisory fee and administrative fee from each Fund at an annual rate based on average daily net assets of the Fund, as set forth below. For the fiscal year ended March 31, 1999, the aggregate amount of advisory and administrative fees paid by each then-operational Fund was as follows:

                                                                              Administrative
                                                                                Fee Rate--
                                     Aggregate  Administrative                Institutional
                          Investment Investment   Fee Rate--                        &          Aggregate
                           Advisory   Advisory  Classes A, B,  Administrative Administrative Administrative
          Fund             Fee Rate     Fees          C        Rate--Class D*     Class           Fees
          ----            ---------- ---------- -------------- -------------- -------------- --------------
Money Market Fund.......     0.15%   $  364,480      0.35%           N/A           0.20%       $  731,013
Short-Term Fund.........     0.25%    1,163,042      0.35%          0.25%          0.20%        1,024,794
Low Duration Fund.......     0.25%    8,636,635      0.40%          0.25%          0.18%        6,841,437
Low Duration Fund II....     0.25%    1,060,930       N/A            N/A           0.25%        1,060,930
Low Duration Fund III...     0.25%       61,917       N/A            N/A           0.25%           61,917
Low Duration Mortgage
 Fund...................     0.25%        9,728       N/A            N/A           0.25%            9,728
Moderate Duration Fund..     0.25%      685,876       N/A            N/A           0.20%          548,701
Real Return Bond Fund...     0.25%       37,011      0.40%          0.40%          0.25%           48,397
Total Return Fund.......     0.25%   55,229,968      0.40%          0.25%          0.18%       43,425,035
Total Return Fund II....     0.25%    2,107,392       N/A            N/A           0.25%        2,107,391
Total Return Fund III...     0.25%    1,045,573       N/A            N/A           0.25%        1,045,572
Total Return Mortgage
 Fund...................     0.25%        9,766       N/A           0.40%          0.25%            9,937
High Yield Fund.........     0.25%    6,323,956      0.40%          0.40%          0.25%        7,243,110
Long-Term U.S.
 Government Fund........     0.25%      419,981      0.40%           N/A           0.25%          508,159
Long Duration Fund......     0.25%          N/A       N/A            N/A           0.25%              N/A
Short Duration Municipal
 Income Fund............     0.20%          N/A       N/A            N/A           0.19%              N/A
Municipal Bond Fund.....     0.25%      107,083      0.35%          0.35%          0.25%          145,118
California Intermediate
 Municipal Bond Fund....     0.25%          N/A       N/A            N/A           0.24%              N/A
New York Intermediate
 Municipal Bond Fund....     0.25%          N/A       N/A            N/A           0.24%              N/A
Global Bond Fund........     0.25%      666,901       N/A            N/A           0.30%          800,281
Global Bond Fund II.....     0.25%      106,821      0.45%           N/A           0.30%          151,390
Foreign Bond Fund.......     0.25%    1,325,590      0.45%          0.45%          0.25%        1,454,801
Emerging Markets Bond
 Fund...................     0.45%       19,121      0.55%           N/A           0.40%           18,034
Strategic Balanced
 Fund...................     0.40%      201,742      0.40%          0.40%          0.25%          126,263
Convertible Bond Fund...     0.40%          N/A      0.40%           N/A           0.25%              N/A
StocksPLUS Fund.........     0.40%    3,432,600      0.40%          0.40%          0.25%        2,757,948

--------
* Reflects the portion of the Administrative fee that does not constitute a distribution and/or service fee paid under the Class D Distribution Plan.

                                  APPENDIX D

                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

   As a matter of fundamental policy, a Fund may not:

Concentration

(1) (a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, or, in the case of the Municipal Funds, in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks. Investments of the Municipal Funds in utilities, gas, electric, water and telephone companies will be considered as being in separate industries;

    (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country (including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government) represent investments in a separate industry for these purposes.);

Diversification

(2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Real Return Bond, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, Emerging Markets Bond, California Intermediate Municipal Bond and New York Intermediate Municipal Bond Funds.). For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds;

(3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Real Return Bond, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, Emerging Markets Bond, California Intermediate Municipal Bond and New York Intermediate Municipal Bond Funds.);

Investments in Real Estate

(4) (a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

    (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

Margin

(5) for the Total Return III, High Yield, and StocksPLUS Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

Borrowing and Senior Securities

(6) (a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectuses and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Fund's assets);

    (b) for the Global Bond Fund II, borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

Loans

(7) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "G".);

Underwriting

(8) (a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

    (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

Short Positions

(9) (a) for the Total Return III, High Yield, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectuses and in this Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

    (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Low Duration Mortgage, Moderate Duration, Total Return, Total Return II, Total Return Mortgage, Commercial Mortgage Securities, Long-Term U.S. Government, Long Duration, Global Bond, Foreign Bond, Emerging Markets Bond, Strategic Balanced, Convertible Bond and StocksPLUS Short Strategy
    Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in the Statement of Additional Information.

                                   APPENDIX E

                                  PIMCO FUNDS

                                    FORM OF
                   AMENDED AND RESTATED DECLARATION OF TRUST

                        DATED                    , 2000

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE I.................................................................   2

  Section 1.1.  Name......................................................   2
  Section 1.2.  Definitions...............................................   2

ARTICLE II................................................................   3

  Section 2.1.  General Powers............................................   3
  Section 2.2.  Investments. .............................................   4
  Section 2.3.  Legal Title. .............................................   5
  Section 2.4.  Issuance and Repurchase of Shares. .......................   5
  Section 2.5.  Delegation; Committees. ..................................   5
  Section 2.6.  Collection and Payment. ..................................   5
  Section 2.7.  Expenses. ................................................   6
  Section 2.8.  Manner of Acting; By-laws.................................   6
  Section 2.9.  Miscellaneous Powers......................................   6
  Section 2.10. Principal Transactions....................................   6
  Section 2.11. Number of Trustees........................................   7
  Section 2.12. Election and Term.........................................   7
  Section 2.13. Resignation and Removal. .................................   7
  Section 2.14. Vacancies. ...............................................   7
  Section 2.15. Delegation of Power to Other Trustees.....................   8
  Section 2.16. Shareholder Vote, etc.....................................   8

ARTICLE III...............................................................   8

  Section 3.1.  Distribution Contract.....................................   8
  Section 3.2.  Advisory or Management Contract...........................   8
  Section 3.3.  Affiliations of Trustees or Officers, Etc. ...............   8
  Section 3.4.  Compliance with 1940 Act. ................................   9

ARTICLE IV................................................................   9

  Section 4.1.  No Personal Liability of Shareholders, Trustees, Etc......   9
  Section 4.2.  Non-Liability of Trustees, Etc. ..........................   9
  Section 4.3.  Mandatory Indemnification. ...............................  10
  Section 4.4.  No Bond Required of Trustees..............................  11
  Section 4.5.  No Duty of Investigation; Notice in Trust Instruments,
   Etc....................................................................  11
  Section 4.6.  Reliance on Experts, Etc..................................  11

ARTICLE V.................................................................  11

  Section 5.1.  Beneficial Interest.......................................  11
  Section 5.2.  Rights of Shareholders. ..................................  11
  Section 5.3.  Trust Only. ..............................................  12
  Section 5.4.  Issuance of Shares. ......................................  12
  Section 5.5.  Register of Shares. ......................................  12
  Section 5.6.  Transfer of Shares. ......................................  12
  Section 5.7.  Notices, Reports..........................................  13
  Section 5.8.  Treasury Shares. .........................................  13

  Section 5.9.  Voting Powers. ............................................  13
  Section 5.10. Meetings of Shareholders. .................................  13
  Section 5.11. Series Designation. .......................................  13
  Section 5.12. Assent to Declaration of Trust.............................  15
  Section 5.13. Class Designation..........................................  15

ARTICLE VI.................................................................  16

  Section 6.1.  Redemption of Shares.......................................  16
  Section 6.2.  Price. ....................................................  16
  Section 6.3.  Payment....................................................  16
  Section 6.4.  Effect of Suspension of Determination of Net Asset
   Value. .................................................................  16
  Section 6.5.  Repurchase by Agreement. ..................................  16
  Section 6.6.  Redemption of Shareholder's Interest. .....................  16
  Section 6.7.  Redemption of Shares in Order to Qualify as Regulated
              Investment Company; Disclosure of Holding. ..................  17
  Section 6.8.  Reductions in Number of Outstanding Shares Pursuant to Net
              Asset Value Formula. ........................................  17
  Section 6.9.  Suspension of Right of Redemption. ........................  17

ARTICLE VII................................................................  18

  Section 7.1.  Net Asset Value. ..........................................  18
  Section 7.2.  Distributions to Shareholders. ............................  18
  Section 7.3.  Determination of Net Income; Constant Net Asset Value;
              Reduction of Outstanding Shares. ............................  19
  Section 7.4.  Allocation Between Principal and Income. ..................  19
  Section 7.5.  Power to Modify Foregoing Procedures.......................  19

ARTICLE VIII...............................................................  19

  Section 8.1.  Duration. .................................................  19
  Section 8.2.  Termination of Trust.......................................  20
  Section 8.3.  Amendment Procedure. ......................................  20
  Section 8.4.  Merger, Consolidation and Sale of Assets. .................  21
  Section 8.5.  Incorporation. ............................................  21

ARTICLE IX.................................................................  21

ARTICLE X..................................................................  21

  Section 10.1. Filing.....................................................  21
  Section 10.2. Governing Law. ............................................  22
  Section 10.3. Counterparts...............................................  22
  Section 10.4. Reliance by Third Parties. ................................  22
  Section 10.5. Provisions in Conflict with Law or Regulations. ...........  22

                                    FORM OF
                 AMENDED AND RESTATED DECLARATION OF TRUST OF
                                  PIMCO FUNDS

                           DATED             , 2000

   AMENDED AND RESTATED DECLARATION OF TRUST made                , 2000, by
the undersigned Trustees;

   WHEREAS, pursuant to a Declaration of Trust dated February 19, 1987, the Trustees established a Massachusetts business trust for the investment and reinvestment of funds contributed thereto, the beneficial interest in which is divided into transferable shares;

   WHEREAS, the Trustees desire to amend and restate said Declaration of Trust in its entirety;

   NOW, THEREFORE, the Trustees restate the Declaration of Trust as follows:

                                   ARTICLE I

                             NAME AND DEFINITIONS

Section 1.

  Section 1.1. Name.

   The name of the Trust created hereby, until and unless changed by the Trustees as provided in Section 8.3(a) hereof, is "PIMCO Funds".

  Section 1.2. Definitions.

   Wherever they are used herein, the following terms have the following respective meanings:

    1. "By-laws" means the By-laws referred to in Section 2.8 hereof, as from time to time amended.

    2. "Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section
       5.13 hereof.

    3. The term "Commission" has the meaning given it in the 1940 Act. The term "Interested Person" has the meaning given it in the 1940 Act, as modified by any applicable order or orders of the Commission. Except as otherwise defined by the Trustees in conjunction with the establishment of any series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" given it in the 1940 Act.

    4. "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said Section 17(f).

    5. "Declaration" means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

    6. "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

    7. "His" shall include the feminine and neuter, as well as the masculine genders.

    8. "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

    9. "Municipal Bonds" means obligations issued by or on behalf of states, territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or other issuers, the interest from which is exempt from regular
       Federal income tax.

    10. The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

    11. "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

    12. "Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof. Unless the context otherwise requires, the term "Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

    13. "Shareholder" means a record owner of Outstanding Shares.

    14. "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown as of a time and from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

    15. "Transfer Agent" means any one or more Persons other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

    16. The "Trust" means PIMCO Funds.

    17. The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

    18. The "Trustees" means the person or persons who has or have signed this Declaration, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

                                  ARTICLE II

                                   TRUSTEES

  Section 2.

  Section 2.1. General Powers.

   The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

   The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

  Section 2.2. Investments.

   The Trustees shall have the power:

    1. To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

    2. To invest in, hold for investment, or reinvest in, securities, including shares of open-end investment companies; common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

    3. To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities, securities indices and foreign currencies, to purchase or sell options on such contracts, foreign currency contracts, and foreign currencies and to engage in all types of hedging and risk management transactions.

    4. To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets.

    5. To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

    6. To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

    7. To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

    8. To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares.

    9. To invest, through a transfer of cash, securities and other assets or otherwise, all or a portion of the Trust Property, or to sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.

    10. In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

   The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

   The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

  Section 2.3. Legal Title.

   Legal title to all the Trust Property, including the property of any Series of the Trust, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property or the property of any Series of the Trust, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

  Section 2.4. Issuance and Repurchase of Shares.

   The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular Series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

  Section 2.5. Delegation; Committees.

   The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

  Section 2.6. Collection and Payment.

   The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

  Section 2.7. Expenses.

   The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

  Section 2.8. Manner of Acting; By-laws.

   Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

   Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

  Section 2.9. Miscellaneous Powers.

   Subject to Section 5.11 hereof, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

  Section 2.10. Principal Transactions.

   Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, dealer, legal counsel, registrar, Transfer Agent, dividend disbursing agent or Custodian upon customary terms.

  Section 2.11. Number of Trustees.

   The number of Trustees shall initially be one (1), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than fifteen (15).

  Section 2.12. Election and Term.

   Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders, and thereafter until the holding of a Shareholders' meeting as required by the next following sentence. In such event the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

  Section 2.13. Resignation and Removal.

   Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares and, in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any Series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

  Section 2.14. Vacancies.

   The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

  Section 2.15. Delegation of Power to Other Trustees.

   Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

  Section 2.16. Shareholder Vote, etc.

   Not Required. Except to the extent specifically provided to the contrary in this Declaration, the Trustees may exercise each of the powers granted to them in this Declaration without the vote, approval or agreement of the Shareholders, unless such a vote, approval or agreement is required by the 1940 Act or applicable laws of the Commonwealth of Massachusetts.

                                  ARTICLE III

                                   CONTRACTS

III. Section 3.

  Section 3.1. Distribution Contract.

   The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares at a price based on the net asset value of a Share, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this
Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

  Section 3.2. Advisory or Management Contract.

   The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate advisory contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

   The Trustees may also employ, or authorize the Investment Adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-advisers and approved by the Trustees. Any reference in this Declaration to the Investment Adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

  Section 3.3. Affiliations of Trustees or Officers, Etc.

   The fact that:

    a. any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

    b. any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

  Section 3.4. Compliance with 1940 Act.

   Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                  ARTICLE IV

                   LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                              TRUSTEES AND OTHERS

Section 4.

  Section 4.1. No Personal Liability of Shareholders, Trustees, Etc.

   No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this
Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

  Section 4.2. Non-Liability of Trustees, Etc.

   No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  Section 4.3. Mandatory Indemnification.

    1.   Subject to the exceptions and limitations contained in paragraph
         (b) below:

      a. (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

      b. (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    2. No indemnification shall be provided hereunder to a Trustee or officer:

      a. against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

      b. with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

      c. in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

              (1) by the court or other body approving the settlement or other disposition; or

              (2) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

    3. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

    4. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph
       (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

      a. such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

      b. a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

    As used in this Section 4.3, a "Disinterested Trustee" is one who is not
  (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

  Section 4.4. No Bond Required of Trustees.

   No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

  Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc.

   No purchaser, lender, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

  Section 4.6. Reliance on Experts, Etc.

   Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                   ARTICLE V

                         SHARES OF BENEFICIAL INTEREST

Section 5.

  Section 5.1. Beneficial Interest.

   The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

  Section 5.2. Rights of Shareholders.

   The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series of Shares.

  Section 5.3. Trust Only.

   It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

  Section 5.4. Issuance of Shares.

   The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

  Section 5.5. Register of Shares.

   A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

  Section 5.6. Transfer of Shares.

   Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

   Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

  Section 5.7. Notices, Reports.

   Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. A notice of a meeting, an annual report and any other communication to Shareholders need not be sent to a Shareholder
(i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or (iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

  Section 5.8. Treasury Shares.

   Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

  Section 5.9. Voting Powers.

   The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to termination of the Trust as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (v) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or, if a Series or Class would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

  Section 5.10. Meetings of Shareholders.

   A meeting of the Shareholders shall be called by the President and Secretary at the request and in writing or by resolution of a majority of Trustees and shall be held at such times, on such day and at such hour as the Trustees may from time to time determine, either at the principal office of the Trust, or at such other place as may be designated by the Trustees, for the purposes specified in Section 2.12 or 2.13 and for such other purposes as may be specified by the Trustees.

  Section 5.11. Series Designation.

   The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series as the context may require.

  1. All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

  2. The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

  3. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

  4. The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital;
     and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

  5. Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series, except as provided in Section 5.13 hereof. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series, except as provided in Section 5.13 hereof. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other
     Series or the Shareholders of any other Series of the Trust.

  6. The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and Series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

  Section 5.12. Assent to Declaration of Trust.

   Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

  Section 5.13. Class Designation.

   The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different Classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

  1. All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

  2. The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares or any Series of any Shares into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

  3. Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

  4. The establishment and designation of any Class of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                  ARTICLE VI

                      REDEMPTION AND REPURCHASE OF SHARES

Section 6.

  Section 6.1. Redemption of Shares.

   All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust.

   The Trust shall redeem the Shares upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement under the Securities Act of 1933.

  Section 6.2. Price.

   Shares shall be redeemed at their net asset value, determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

  Section 6.3.  Payment.

   Payment for such Shares shall be made in cash or in property out of the assets of the relevant Series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.

  Section 6.4. Effect of Suspension of Determination of Net Asset Value.

   If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

  Section 6.5. Repurchase by Agreement.

   The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per Share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

  Section 6.6. Redemption of Shareholder's Interest.

    1. The Trust shall have the right at any time without prior notice to the Shareholder to redeem Shares of any Shareholder for their then current net asset value per Share if at such time the

       Shareholder owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all Shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine.

  Section 6.7. Redemption of Shares in Order to Qualify as Regulated
               Investment Company; Disclosure of Holding.

   If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

   The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

  Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula.

   The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

  Section 6.9. Suspension of Right of Redemption.

   The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii),
(iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                  ARTICLE VII

                       DETERMINATION OF NET ASSET VALUE,
                         NET INCOME AND DISTRIBUTIONS
 Section 7.

  Section 7.1. Net Asset Value.

   The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of such method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, if no Class has been established, of the Series, or, if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the 1940 Act, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

  Section 7.2. Distributions to Shareholders.

   The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The above provisions may be modified to the extent required by a plan adopted by the Trustees to establish Classes of Shares of the Trust or of a Series.

   Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

     Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares.

   Subject to Section 5.11 and Section 5.13 hereof, the net income of the Trust or any Series shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or a Series, including the advisory or management fee, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such Exchange is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of the Trust or any Series, as so determined, may be declared as a dividend on the Outstanding Shares of the Trust or such Series. If, for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero; or (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset value per Share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.

  Section 7.4. Allocation Between Principal and Income.

   The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

  Section 7.5. Power to Modify Foregoing Procedures.

   Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                 ARTICLE VIII

                        DURATION; TERMINATION OF TRUST;
                           AMENDMENT; MERGERS, ETC.

Section 8.

  Section 8.1. Duration.

   The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

  Section 8.2. Termination of Trust.

    1. The Trust or any Series of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the Shares of the Trust or Series outstanding and entitled to vote at any meeting of Shareholders. Upon the termination of the Trust or any Series,

      a. the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

      b. the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

      c. after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

    2. After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

  Section 8.3. Amendment Procedure.

    1. This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

    2. No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

    3. A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

   Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

  Section 8.4. Merger, Consolidation and Sale of Assets.

   The Trust or any Series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series or class, including its good will, upon such terms and conditions and for such consideration when and as authorized by an instrument in writing signed by a majority of the Trustees.

  Section 8.5. Incorporation.

   When authorized by an instrument in writing signed by a majority of the Trustees, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                  ARTICLE IX

                            REPORTS TO SHAREHOLDERS

Section 9.

   The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus or statement of additional information, of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                   ARTICLE X

                                 MISCELLANEOUS

Section 10.

  Section 10.1. Filing.

   This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless the amendment is embodied in an instrument signed by a majority of the Trustees, each amendment filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration.

  Section 10.2. Governing Law.

   This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the internal laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said State without regard to the choice of law rules thereof.

  Section 10.3. Counterparts.

   This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

  Section 10.4. Reliance by Third Parties.

   Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

  Section 10.5. Provisions in Conflict with Law or Regulations.

   The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

   If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

   IN WITNESS WHEREOF, the undersigned has executed this instrument this
        day of                , 2000.

                                          _____________________________________
                                          as Trustee and not Individually

                                          _____________________________________
                                          as Trustee and not Individually

                                          _____________________________________
                                          as Trustee and not Individually

                                          _____________________________________
                                          as Trustee and not Individually

                                          _____________________________________
                                          as Trustee and not Individually

                                          _____________________________________
                                          as Trustee and not Individually

                       THE COMMONWEALTH OF MASSACHUSETTS

County of Suffolk                                                        , 2000

   Then personally appeared the above-named                    who
acknowledged the foregoing instrument to be his/her free act and deed.

                                          Before me,

                                          _____________________________________
                                          Notary Public

My commission expires:

                                   APPENDIX F

   As of December 15, 1999, the following persons owned of record or beneficially 5% or more of the shares of the following Funds:

                                                        Shares
                                                     Beneficially   Percent of
                   Name of Fund                          Owned         Fund
                   ------------                     --------------- ----------
MONEY MARKET FUND
Combined Master Retirement Trust..................  195,172,010.950   35.41%*
 5430 LBJ Freeway, Suite 1700
 Dallas, Texas 75240

SHORT-TERM FUND
Soka University of America........................    9,219,244.717   12.80%
 26800 W. Mulholland Highway
 Attention: Arnold Kawasaki
 Calabasas, California 91302

Charles Schwab & Co., Inc.**......................    8,770,536.509   12.18%
 The Schwab Building
 101 Montgomery Street
 San Francisco, California 94104

National Gallery of Art...........................    6,825,126.977    9.48%
 4th & Constitution Avenue, N.W.
 Room 605
 Washington, D.C. 20565-0001

Bankers Trust Company FBO:........................    4,895,082.111    6.80%
 Georgia-Pacific Corporation Master Trust for
  Employee
 648 Grassmere Business Park Rd.
 Advisor Services Group, 2nd Floor
 Nashville, Tennessee 37211

Trustees of Columbia University in the City of New
 York.............................................    4,454,401.688    6.19%
 Office of Investments
 475 Riverside Dr., Suite 401
 New York, New York 10115

LOW DURATION FUND
Charles Schwab & Co., Inc. Rein**.................   41,512,734.824    9.45%
 The Schwab Building
 101 Montgomery Street
 San Francisco, California 94104

MLTC of America FBO...............................   24,965,661.376    5.68%
 Conoco Thrift Plan
 300 Davidson Ave.
 Somerset, NJ 08873-4175

                                                          Shares
                                                       Beneficially  Percent of
                    Name of Fund                          Owned         Fund
                    ------------                      -------------- ----------
LOW DURATION FUND II
Sprint Retirement Savings Plan....................... 15,912,091.300   34.47%*
 82 Devonshire Street--E1GA
 Boston, Massachusetts 02109

American Bible Society...............................  5,096,490.288   11.04%
 1865 Broadway
 New York, New York 10023

Salt River Project Decom Trust.......................  4,135,666.611    8.96%
 P.O. Box 52025
 Phoenix, Arizona 85072

The Northern Trust Company FBO.......................  2,965,029.387    6.42%
 Nestle USA Inc. Savings Plan Trust
 P.O. Box 92956
 Chicago, IL 60675-2956

University of Illinois Foundation....................  2,413,274.035    5.23%
 Pooled Short Term Funds
 Manager of Accounting & Donor Records
 Harker Hall 1305 W. Green Street
 Urbana, Illinois 61801

LOW DURATION FUND III
Loyola Academy Endowment Fund........................  1,023,874.554   37.15%*
 135 S. LaSalle Street
 P. O. Box 1443
 Chicago, Illinois 60690

Sisters of St. Joseph/Michigan.......................    853,768.719   30.98%*
 3427 Gull Road
 P. O. Box 13
 Nazareth, Michigan 49074

National Jewish Medical & Research Center............    518,318.489   18.81%
 1400 Jackson Street
 Denver, CO 80206-2762

Charles Schwab & Co., Inc. Rein**....................    343,611.591   12.47%
 The Schwab Building
 101 Montgomery Street
 San Francisco, California 94104

LOW DURATION MORTGAGE FUND
Pacific Investment Management Company................    383,738.791   90.17%*
 840 Newport Center Drive
 Newport Beach, California 92660

Charles Schwab & Co., Inc. Rein**....................     41,638.898    9.78%
 The Schwab Building
 101 Montgomery Street
 San Francisco, California 94104

                                                          Shares
                                                       Beneficially  Percent of
                     Name of Fund                          Owned        Fund
                     ------------                      ------------- ----------
MODERATE DURATION FUND
Columbus Circle Trust Co-SV**......................... 5,931,316.739   15.82%
 1 Station Place Metro Center
 Stamford, Connecticut 06902

Northern Trust Bank of Texas.......................... 3,111,786.058    8.30%
 Custodian for John G. and Marie Stella Kenedy
 Memorial Foundation, Acct. #2617646
 P.O. Box 02056
 Chicago, IL 60675

Sparrow Health System Pension......................... 3,106,855.665    8.29%
 c/o Mac & Co.
 Mutual Fund Operations
 P.O. Box 3198
 Pittsburgh, Pennsylvania 15230-3198

Lakeland Regional Medical Center...................... 2,531,735.893    6.75%
 c/o Wendel & Co.
 The Bank of New York
 Attn: Mutual Fund/Reorg. Dept.
 P.O. Box 1066, Wall Street Station
 New York, NY 10268-1066

The Children's Hospital Association................... 2,320,724.349    6.19%
 1056 E. 19th Avenue B020
 Denver, Colorado 80218

Samaritan Health System Retirement Income Plan........ 1,965,552.601    5.24%
 300 S. Grand Ave. 40th Floor
 Los Angeles, California 90071

REAL RETURN BOND FUND
National Financial Services Corporation**............. 4,195,506.208   28.00%*
 1 World Financial Center
 200 Liberty Street
 New York, New York 10281

Charles Schwab & Co., Inc. Rein**..................... 2,044,733.837   13.65%
 The Schwab Building
 101 Montgomery Street
 San Francisco, California 94104

Schroder Wertheim & Co., Inc.......................... 1,677,494.996   11.20%
 Mutual Fund Control Account
 c/o Lewco Securities
 34 Exchange Place 4th Fl
 Jersey City, New Jersey 07311

Wake Forest University................................ 1,542,802.208   10.30%
 P.O. Box 7354
 Winston Salem, NC 27109-7354

MLPF&S For the Sole Benefit of its Customers**........ 1,430,185.829    9.55%
 Attention: Fund Administration
 4800 Deer Lake Drive E Floor 3
 Jacksonville, Florida 32246-6484

                                                         Shares
                                                      Beneficially   Percent of
                    Name of Fund                          Owned         Fund
                    ------------                     --------------- ----------
TOTAL RETURN FUND
Charles Schwab & Co., Inc.**........................ 177,324,799.225    5.92%
 Special Custody Accounts
 FBO Customers
 Attention: Mutual Funds
 101 Montgomery Street
 San Francisco, CA 94104-4122

TOTAL RETURN FUND II
Catholic Archbishop of Chicago......................   9,957,209.770    7.99%
 155 East Superior Street
 Chicago, IL 60611-2911

Charles Schwab & Co., Inc. Rein**...................   9,756,702.553    7.83%
 The Schwab Building
 101 Montgomery Street
 San Francisco, California 94104

IUE AFL-CIO Pension Plan............................   6,928,762.416    5.56%
 1460 Broad Street
 Blommfield, New Jersey 07003

TOTAL RETURN FUND III
Archdiocese of LA/Corp/Diocese Tucson...............  11,570,519.911   17.01%
 3424 Wilshire Boulevard, 10th Floor
 Los Angeles, California 90010-2241

Diocese of Orange...................................   6,745,531.508    9.92%
 Wendel & Co.
 c/o The Bank of New York
 Attn: Mutual Fund/Reorg. Dept.
 P.O. Box 1066, Wall Street Station
 New York, NY 10268-1066

Sparrow Health System Pension.......................   4,001,215.709    5.88%
 c/o Mac & Co Acct
 Mutual Funds Operations
 P.O. Box 3198
 Pittsburgh, Pennsylvania 15230-3198

TOTAL RETURN MORTGAGE FUND
Pacific Investment Management Company...............     381,825.012   95.66%*
 840 Newport Center Drive
 Newport Beach, California 92660

HIGH YIELD FUND
Charles Schwab & Co., Inc. Rein**...................  29,565,598.185    9.10%
 The Schwab Building
 101 Montgomery Street
 San Francisco, California 94104

National Financial Services Corporation **..........  23,760,620.499    7.32%
 1 World Financial Center
 200 Liberty Street
 New York, New York 10281

                                                          Shares
                                                       Beneficially  Percent of
                    Name of Fund                           Owned        Fund
                    ------------                       ------------- ----------
LONG-TERM U.S. GOVERNMENT FUND
Chronicle Publishing.................................  6,308,791.886    14.94%
 22 4th Street, Suite 1400
 San Francisco, CA 94103

The St. Joe Company Salaried Pension Plan............  5,391,213.730    12.77%
 1650 Prudential Drive, Suite 400
 Jacksonville, Florida 32207

FIIOC as Agent for Certain Employee Benefits Plan**..  4,309,913.123    10.21%
 100 Magellan KW1C
 Covington, Kentucky 41015

Charles Schwab & Co. Inc.............................  3,564,605.269     8.44%
 Reinvest Account
 Attn: Mutual Funds Dept.
 101 Montgomery Street
 San Francisco, CA 94104-4122

Chicago Symphony Orchestra...........................  3,517,680.070     8.33%
 220 South Michigan Avenue
 Chicago, Illinois 60604

SHORT DURATION MUNICIPAL INCOME FUND
PIMCO Advisors L.P...................................  1,060,122.733   100.00%*
 800 Newport Center Drive, 6th Floor
 Newport Beach, California 92660-6309

MUNICIPAL BOND FUND
MLPF&S For the Sole Benefit of its Customers**.......    955,661.844    16.43%
 Attention: Fund Administration #97M
 4800 Deer Lake Drive E. Floor 3
 Jacksonville, Florida 32246-6484

CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
PIMCO Advisors L.P. .................................    302,034.131    74.44%*
 800 Newport Center Drive, 6th Floor
 Newport Beach, California 92660-6309

Donaldson Lufkin Jenrette Securities Corp. Inc.**....     38,896.798     9.59%
 P.O. Box 2052
 Jersey City, New Jersey 07303-2052

Bear Stearns Securities Corp. .......................     25,065.390     6.18%
 FBO 709-93145-23
 1 MetroTech Center North
 Brooklyn, New York 11201-3859

NEW YORK INTERMEDIATE MUNICIPAL BOND FUND
PIMCO Advisors L.P...................................    302,740.390    99.67%
 800 Newport Center Drive, 6th Floor
 Newport Beach, California 92660-6309

                                                         Shares
                                                      Beneficially  Percent of
                    Name of Fund                         Owned         Fund
                    ------------                     -------------- ----------
GLOBAL BOND FUND
Walker Art Center, Inc. ............................  3,140,901.591   11.39%
 Vineland Place
 Minneapolis, Minnesota 55403

University of Denver (Colorado Seminary)............  2,435,522.690    8.83%
 2199 South University Blvd
 Denver, Colorado 80208

Kamehameha Schools..................................  2,339,823.289    8.48%
 P. O. Box 3466
 Honolulu, Hawaii 96801

Blue Cross Blue Shield of Massachusetts Inc. .......  1,750,717.036    6.35%
 Managed Care
 100 Summer Street, Treasury 01-06
 Boston, MA 02110-2106

Worcester Polytechnic...............................  1,638,334.726    5.94%
 100 Institute Road
 Worcester, Massachusetts 01609

Hobart and William Smith Colleges...................  1,584,045.367    5.74%
 337 Pulteney Street
 Geneva, New York 14456

GLOBAL BOND FUND II
Citibank (Switzerland) Acting as Agent..............  2,137,282.382   32.09%*
 Attn: Securities Support Group Fund
 Seestrasse 25
 P.O. Box 3760
 8021 Zurich, Switzerland

Cantebury/Uniform Code Council......................  1,809,622.405   27.17%*
 c/o Mac & Co
 Mutual Fund Operations
 P.O. Box 3198
 Pittsburgh, PA 15230-3198

GMP & Employers Retiree Trust.......................  1,069,921.566   16.07%
 MIDF965N032
 Mutual Funds Operations
 Pittsburgh, Pennsylvania 15230-3198

FOREIGN BOND FUND
Charles Schwab & Co., Inc. Rein**................... 25,687,423.957   46.77%*
 The Schwab Building
 101 Montgomery Street
 San Francisco, California 94104

Donaldson Lufkin Jenrette Securities Corp. Inc.**...  6,297,476.515   11.47%
 P. O. Box 2052
 Jersey City, New Jersey 07399

                                                        Shares
                                                     Beneficially  Percent of
                    Name of Fund                         Owned        Fund
                    ------------                     ------------- ----------
EMERGING MARKETS BOND FUND
Centurion Trust Company............................. 1,660,778.329   47.92%*
 FBO Omnibus/Centurion Cap. Mgmt.
 2425 EB Camelback Road, Suite 530
 Phoenix, AZ 85016

State Street Bank & Trust FBO.......................   529,534.207   15.28%
 Hallmark Master Trust
 Master Trust Services Division
 P.O. Box 1992
 Boston, Massachusetts 02105-1992

Tenet Healthcare (AMI)..............................   516,908.301   14.91%
 14001 Dallas Pkwy., Suite 105
 Dallas, Texas 75240-4362

Charles Schwab & Co., Inc. Rein**...................   514,675.362   14.85%
 The Schwab Building
 101 Montgomery Street
 San Francisco, California 94104

STRATEGIC BALANCED FUND
California Community Foundation..................... 5,248,275.002   45.34%*
 606 South Olive Street, Suite 2400
 Los Angeles, California 90014

Carpenters Health and Security Trust of Western
 Washington......................................... 2,155,813.563   18.62%
 P.O. Box 1929
 Seattle, Washington 98111

CONVERTIBLE BOND FUND
State Street Bank & Trust........................... 1,149,773.071   16.05%
 FBO: Pacific Gas & Electric Co.
 Retirement Plan Master
 1 Enterprise Drive
 North Quincy, Massachusetts 02171-2126

GTE Services Corporate Bond Pension Fund............   487,231.743    6.80%
 C/O BT Services Tennessee Inc.
 648 Grassmere Business Park Road
 Advisor Services Group, 2nd Floor
 Nashville, Tennessee 37211

Northern Trust Company FBO..........................   442,869.796    6.18%
 Lucent Technologies Inc. Master Pension Trust
 P.O. Box 92923
 Chicago, IL 60675

Phillip Morris Master Retirement Trust..............   436,681.223    6.10%
 c/o State Street Bank & Trust
 P.O. Box 1992
 Boston, Massachusetts 02105-1992

                                                          Shares
                                                       Beneficially  Percent of
                     Name of Fund                          Owned        Fund
                     ------------                      ------------- ----------
Baptist Foundation of Texas...........................   358,088.814    5.00%
 c/o Mac & Co.
 Mutual Fund Operations
 P.O. Box 3198
 Pittsburgh, Pennsylvania 15230-3198

STOCKPLUS FUND
MLPF&S For the Sole Benefit of its Customers**........ 8,823,191.488    9.00%
 Attention Fund Administration #97M34
 4800 Deer Lake Drive E Floor 3
 Jacksonville, Florida 32246-6484

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

   PIMS

                         PLEASE VOTE YOUR PROXY TODAY

       Prompt response will save the expense of additional solicitations

CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1. VOTE BY MAIL:  Sign and date your proxy card and return it in the enclosed
   ------------
   postage paid envelope.
   NOTE:  Your proxy is not valid unless it is signed.
          -------------------------------------------

2. VOTE BY TOUCH-TONE PHONE:  Dial 1-888-221-0697, enter the CONTROL NUMBER
   ------------------------
   printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can vote
   ---------------------
   each card during the call. Each card has a different control number.

3. VOTE VIA THE INTERNET:  Log on to www.proxyweb.com, enter your CONTROL NUMBER
   ---------------------
   and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

4. VOTE VIA FAX:  Sign and date your proxy card and fax BOTH THE FRONT AND THE
   ------------                                         ----------------------
   BACK to 1-212-797-1052.
   ----

                    IF YOU VOTE BY PHONE, FAX OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.

MIS-PIMCO

                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                ****  CONTROL NUMBER: 999 999 999 999 99  ****

           Please fold and detach card at perforation before mailing

PIMCO FUNDS: PACIFIC INVESTMENT                  SPECIAL MEETING OF SHAREHOLDERS
MANAGEMENT SERIES                                               on March 3, 2000
PIMCO FUND NAME PRINTS HERE

The undersigned hereby appoints R. Wesley Burns, Jeffrey M. Sargent, Henrik P. Larsen and Garlin G. Flynn and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the above named Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660, on March 3, 2000 at 9:00 am, Pacific time or as adjourned from time to time (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                         Dated _____________________, 2000



                                           Signature(s) of Shareholder(s)

                                         This proxy must be signed by the
                                         beneficial owner of Fund shares. If
                                         signing as attorney, executor,
                                         guardian or in some representative
                                         capacity or as an officer of a
                                         corporation, please add title as such.

                                         PLEASE VOTE, SIGN AND DATE THIS PROXY
                                         AND RETURN IT IN THE ENCLOSED POSTAGE-
                                         PAID ENVELOPE.

           Please fold and detach card at perforation before mailing



THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

            Please vote by filling in the appropriate boxes below.

                                                                                                        FOR    WITHHOLD    FOR ALL
I.   To elect trustees to the Board of Trustees of the Trust. (see pages 1-5 of the proxy statement)    ALL    AUTHORITY   EXCEPT
                                                                                                        [_]       [_]       [_]
     (01) Guilford C. Babcock (02) R. Wesley Burns (03) E. Philip Cannon (04) Vern O. Curtis
     (05) J. Michael Hagan (06) Brent R. Harris (07) Thomas P. Kemp (08) William J. Popejoy

     To withhold authority to vote for any individual nominee, mark the "For All Except" and print the name(s) of the Nominee(s) on the line below.

     ---------------------------------------------------------------------------------------            FOR     AGAINST   ABSTAIN
II.  To approve a new investment advisory contract (see pages 5-13 of the proxy statement)              [_]       [_]       [_]

III. To approve changes to fundamental investment policies: (see pages 13-17 of the proxy statement)
     a. Concentration             d. Margin                g. Underwriting
     b. Diversification           e. Borrowing and         h. Short Positions                           FOR     AGAINST   ABSTAIN
                                     Senior Securities                                                  ALL       ALL       ALL
     c. Investment in             f. Loans                 i. Investments in other                      [_]       [_]       [_]
        Real Estate                                           Investment Companies

     If you do not wish to approve a particular investment policy change applicable to your Fund, write the letter(s) of the sub-proposal on the line below.

     ---------------------------------------------------------------------------------------            FOR     AGAINST   ABSTAIN
IV.  To approve an Amended and Restated Declaration of Trust (see pages 18-21 of the proxy statement)   [_]       [_]       [_]
V.   To transact such other business as may properly come before the Meeting.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(A) of the Securities
                             Exchange Act of 1934

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [_]

          Check the appropriate box:

[_] Preliminary Proxy Statement     [_] Confidential, for use of the
                                        Commission Only (as permitted
                                        by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  PIMCO FUNDS
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                     PACIFIC INVESTMENT MANAGEMENT COMPANY
                      840 Newport Center Drive, Suite 300
                        Newport Beach, California 92660

                                January 12, 2000

Dear Shareholder of PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II (the "Funds"):

   On behalf of the Board of Trustees of PIMCO Funds: Pacific Investment Management Series (the "Trust"), we are pleased to invite you to a special meeting of the shareholders of the Trust to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on March 3, 2000 at 9:00 a.m., Pacific time.

   As discussed in more detail in the enclosed proxy statement, Pacific Investment Management Company ("PIMCO"), the Funds' investment adviser and a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"), will undergo a "change in control" as a result of Allianz of America, Inc. acquiring approximately 70% of the outstanding partnership interests in PIMCO Advisors (the "Transaction"). At the meeting, you will be asked to consider the following proposals:

  . Election of Trustees to the Board of Trustees.

  . Approval of a new investment advisory contract between the Trust and PIMCO. The new investment advisory contract provides that, following the Transaction, PIMCO will continue to provide investment advisory services to each of the Funds on the same terms and with the same compensation structure under which it currently operates.

  . Approval of changes to each Fund's fundamental investment policies. The changes are intended to simplify and modernize each Fund's fundamental investment policies to enhance management's ability to manage the Fund's assets efficiently in changing regulatory and investment environments.

  . Approval of an Amended and Restated Declaration of Trust (the "Amended
    Declaration"). The Amended Declaration would permit the Trust to respond more quickly and favorably to changing markets without going to the expense and delay of holding a shareholder's meeting, and also would clarify the existing rights, privileges and powers of the Board of Trustees and shareholders of the Trust.

  . Approval of a Plan of Reorganization on behalf of the Funds, under which each Fund will be reorganized as a separate series of the "Private Account Portfolio Series" of the Trust. Each Private Account Portfolio Series issues its shares in private placement transactions, and shares may be purchased only by clients maintaining separately managed private accounts with PIMCO. If the Plans of Reorganization are approved by shareholders, each Fund will enter into a new investment advisory contract on the substantially similar terms to those under which it currently operates, except that each Fund will pay lower investment advisory fees and, generally, will be subject to lower Fund expenses.

   Your vote is important. After reviewing these proposals, your Board of Trustees unanimously agreed that they are in the best interests of each Fund's shareholders and voted to approve them, as more fully described in the accompanying proxy statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

   No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailing or having our proxy solicitor, D.F. King & Co., Inc. ("D.F. King") telephone you. Alternatively, you may vote by telephone, facsimile or Internet, as described in the proxy card(s). If you have any questions regarding the proxy statement, please call D.F. King at 1-800-949-2583.

   Thank you in advance for your participation in this important event.

                                        Sincerely,

                                        /s/ WESLEY BURNS
                                        R. Wesley Burns
                                        Managing Director

               PIMCO Funds: Pacific Investment Management Series
                      840 Newport Center Drive, Suite 300
                        Newport Beach, California 92660
                          For proxy information call:
                                 (800) 949-2583
                         For account information call:
                                 (800) 927-4648

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To be held March 3, 2000

                               ----------------

To the Shareholders of PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II:

   Notice is hereby given that a special meeting of shareholders of the currently operational series of the PIMCO Funds: Pacific Investment Management Series (the "Trust") will be held at 800 Newport Center Drive, 6th floor, Newport Beach, California 92660 on March 3, 2000 at 9:00 a.m., Pacific time, or as adjourned from time to time (the "Meeting") for the purposes listed below. This proxy statement relates to the PIMCO International Bond Fund and the PIMCO Emerging Markets Bond Fund II (the "Funds"), shares of which are offered only to private account clients of Pacific Investment Management Company ("PIMCO"). The Trust includes additional series of shares, proxies for which are being solicited separately. The Meeting will be held:

  I.   To elect Trustees to the Board of Trustees of the Trust;

  II.  To approve a new investment advisory contract;

  III. To approve changes to fundamental investment policies;

  IV.  To approve an Amended and Restated Declaration of Trust;

  V. To approve a Plan of Reorganization on behalf of the Funds under which they will be reorganized as separate series of the Trust; and

  VI. To transact such other business as may properly come before the Meeting.

   After careful consideration, the Trustees of the Trust unanimously approved each of the proposals and recommend that shareholders vote "FOR" each proposal.

   The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on December 20, 1999 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of a Fund is entitled to one vote with respect to proposals on which that Fund's shareholders are entitled to vote, with fractional votes for fractional shares. If you held shares of more than one Fund on the record date, you will receive separate proxy cards for each Fund.

   Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                          By Order of the Board of Trustees

                                          Garlin G. Flynn, Secretary

Newport Beach, California
January 12, 2000

-------------------------------------------------------------------------------

 YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S).

-------------------------------------------------------------------------------

               PIMCO Funds: Pacific Investment Management Series
                      840 Newport Center Drive, Suite 300
                        Newport Beach, California 92660

                          For proxy information call:
                                (800) 949-2583
                         For account information call:
                                (800) 927-4648

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        Special Meeting of Shareholders
                           To be held March 3, 2000

   This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of the PIMCO
Funds: Pacific Investment Management Series (the "Trust") for use at a joint special meeting of shareholders of the currently operational series of the Trust to be held at 800 Newport Center Drive, 6th floor, Newport Beach, California 92660 on March 3, 2000 at 9:00 a.m., Pacific time, or as adjourned from time to time (the "Meeting"), for the purposes set forth below.

   This proxy statement relates to the PIMCO International Bond Fund and the PIMCO Emerging Markets Bond Fund II (the "Funds"), shares of which are offered only to private account clients of Pacific Investment Management Company ("PIMCO"). The Trust includes additional series of shares, proxies for which are being solicited separately. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about January 12, 2000.

   Shareholder Reports. Shareholders can find important information about the Funds in the annual report dated March 31, 1999 and the semi-annual report dated September 30, 1999, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the telephone number above.

   The Board is soliciting proxies from shareholders of the Funds with respect to the following proposals:

  I.   To elect Trustees to the Board of Trustees of the Trust;

  II.  To approve a new investment advisory contract;

  III. To approve changes to fundamental investment policies;

  IV.  To approve an Amended and Restated Declaration of Trust;

  V. To approve a Plan of Reorganization on behalf of the Funds under which they will be reorganized as separate series of the Trust; and

  VI. To transact such other business as may properly come before the Meeting.

                            I. ELECTION OF TRUSTEES

   Each of the current Trustees of the Trust is being proposed for election to the Board. In connection with the transaction described below in Proposal II, the Board has concluded that it is in the best interests of the Trust that at least 75% of the Board members be Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust or its investment adviser, PIMCO. To that end, at the Meeting, two new Trustees who are not "interested persons" of the Trust or PIMCO are also proposed for election to the Board (together with the current Trustees, the "Nominees").

   The Nominating Committee, composed of independent Trustees Messrs. Babcock, Curtis, Kemp and Popejoy, is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 1999.

   The Nominating Committee, advised by special independent counsel, met on December 1, 1999 to consider possible additional candidates to the Board. On December 16, 1999, the Chairperson of the Nominating Committee reported to the Board that the Nominating Committee had approved the nominations of Mr. E. Philip Cannon and Mr. J. Michael Hagan as Trustees, and recommended to the Board that they be elected and that the nominations be submitted to shareholders for approval. The Board also agreed that each of the current Trustees should stand for re-election and that these nominations should be submitted to shareholders for approval.

   In evaluating the Nominees, the Board noted that Messrs. Cannon and Hagan have significant experience and the background necessary to make them valuable additions to the Board as independent Trustees. The Board noted that Mr. Cannon currently serves on the board of another investment company managed by affiliates of PIMCO. In addition, the Board noted that each of the current Trustees, except Mr. Burns, previously had been elected to, and served on, the Board and that Mr. Burns has served on the Board since November 1997. The Board therefore concluded that each of the current Trustees has the background, experience and working knowledge of the Funds, as well as the professional experience, to be an effective member of the Board.

   If the Nominees are elected at the Meeting, there will be a total of eight Trustees on the Board, six of whom will not be "interested persons" of the Trust or PIMCO.

   The Nominees have indicated their willingness to serve as Trustees. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

   The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Trustees of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees, unless sooner succeeded as provided in the Trust's Declaration of Trust. It is proposed, and the Board recommends, that shareholders elect the Nominees.

   The following table sets forth certain information concerning the Nominees.

                                 Length of                     Principal Occupation(s)
                                Service on   Current Position   During the Past Five
     Name, Address and Age       the Board    with the Trust            Years
     ---------------------      ----------   ---------------- ------------------------
 Guilford C. Babcock.........  4/87-Present    Trustee        Associate Professor of
  1500 Park Place                                             Finance, University of
  San Marino, California                                      Southern California;
  91108                                                       Director, PIMCO
  Age 68                                                      Commercial Mortgage
                                                              Securities Trust, Inc.;
                                                              Trustee, PIMCO Variable
                                                              Insurance Trust;
                                                              Director, Growth Fund of
                                                              America and Fundamental
                                                              Investors Fund of the
                                                              American Funds;
                                                              Director, Good Hope
                                                              Medical Foundation.

 R. Wesley Burns*............  11/97-Present   President      Managing Director,
  840 Newport Center Drive     (since 2/94     and            PIMCO; President and
  Newport Beach, California    as President)   Trustee        Director, PIMCO
  92660                                                       Commercial Mortgage
  Age 40                                                      Securities Trust, Inc.;
                                                              President and Trustee,
                                                              PIMCO Variable Insurance
                                                              Trust. Formerly
                                                              Executive Vice
                                                              President, PIMCO;
                                                              Executive Vice
                                                              President, PIMCO Funds:
                                                              Multi-Manager Series.

 E. Philip Cannon............  Nominee         None           Proprietor, Cannon &
  3838 Olympia                                                Company, an affiliate of
  Houston, Texas 77019                                        Inverness Management
  Age 59                                                      LLC, a private equity
                                                              investment firm; Trustee
                                                              of PIMCO Funds: Multi-
                                                              Manager Series.
                                                              Formerly, Headmaster,
                                                              St. John's School,
                                                              Houston, Texas; Trustee
                                                              of Cash Accumulation
                                                              Trust; General Partner,
                                                              J.B. Poindexter & Co.,
                                                              Houston, Texas, a
                                                              private equity
                                                              investment firm; and
                                                              Partner, Iberia
                                                              Petroleum Company, an
                                                              oil and gas production
                                                              company. Mr. Cannon was
                                                              a director of WNS Inc.,
                                                              a retailing company
                                                              which filed a petition
                                                              in bankruptcy within the
                                                              last five years.

 Vern O. Curtis..............  4/87-3/93 and   Trustee        Private Investor;
  14158 N.W. Bronson Creek     2/95-Present                   Director, PIMCO
  Drive                                                       Commercial Mortgage
  Portland, Oregon 97229                                      Securities Trust, Inc.;
  Age 65                                                      Trustee, PIMCO Variable
                                                              Insurance Trust;
                                                              Director, Public Storage
                                                              Business Parks, Inc., a
                                                              Real Estate Investment
                                                              Trust; Director, Fresh
                                                              Choice, Inc. (restaurant
                                                              company). Formerly,
                                                              charitable work, The
                                                              Church of Jesus Christ
                                                              of Latter-day Saints.

 J. Michael Hagan............  Nominee         None           Retired from Furon
  6 Merced                                                    Company (manufacturing)
  San Clemente, California                                    where he served as
  92673                                                       Chairman and CEO from
  Age 60                                                      June 1991 to November
                                                              1999, and in other
                                                              capacities since 1967.
                                                              He was previously
                                                              associated with
                                                              Ross Laboratories and
                                                              Standard Oil of
                                                              California. Mr. Hagan
                                                              serves on the Boards of
                                                              Directors for Ameron
                                                              International
                                                              (manufacturing), Freedom
                                                              Communications, and
                                                              Remedy Temp (staffing).
                                                              He is also a member of
                                                              the Board of Regents at
                                                              Santa Clara University,
                                                              the Board of Taller San
                                                              Jose, and the Board of
                                                              Trustees of the
                                                              South Coast Repertory
                                                              Theater.

                                 Length of                     Principal Occupation(s)
                                Service on   Current Position   During the Past Five
     Name, Address and Age       the Board    with the Trust            Years
     ---------------------      ----------   ---------------- ------------------------
 Brent R. Harris*............  2/92-Present    Chairman       Managing Director,
  840 Newport Center Drive                     of the         PIMCO; Board of
  Newport Beach, California                    Board and      Governors, Investment
  92660                                        Trustee        Company Institute;
  Age 40                                                      Chairman and Director,
                                                              PIMCO Commercial
                                                              Mortgage Securities
                                                              Trust, Inc.; Chairman
                                                              and Trustee, PIMCO
                                                              Variable Insurance
                                                              Trust.

 Thomas P. Kemp..............  4/87-Present    Trustee        Private Investor;
  1141 Marine Drive                                           Director, PIMCO
  Laguna Beach, California                                    Commercial Mortgage
  92651                                                       Securities Trust, Inc.;
  Age 69                                                      Trustee, PIMCO Variable
                                                              Insurance Trust;
                                                              Formerly Co-Chairman,
                                                              U.S. Committee to Assist
                                                              Russian Reform;
                                                              Director, Union
                                                              Financial Corp. (savings
                                                              & loan); Senior
                                                              Consultant, World Cup
                                                              1994 Organizing
                                                              Committee.

 William J. Popejoy..........  7/93-2/95 and   Trustee        President, Pacific
  29 Chatham Court             8/95-Present                   Capital Investors;
  Newport Beach, California                                   Chairman, PacPro (vinyl
  92660                                                       assembly products;
  Age 61                                                      formerly Western
                                                              Printing);
                                                              Director, PIMCO
                                                              Commercial Mortgage
                                                              Securities Trust, Inc.;
                                                              Trustee, PIMCO Variable
                                                              Insurance Trust.
                                                              Formerly Director,
                                                              California State
                                                              Lottery; Chief Executive
                                                              Officer, Orange County,
                                                              California.

--------
* Mr. Burns and Mr. Harris are "interested persons" of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

   During the fiscal year ended March 31, 1999, there were six meetings of the Board. There was 100% attendance by Trustees at the meetings of the Board throughout the period.

   As of December 15, 1999, the Trustees and officers of the Trust, as a group, owned less than one percent of the outstanding shares of each Fund in the aggregate, or of any class of shares of any Fund. Messrs. Curtis and Hagan formerly held units issued by PIMCO Advisors L.P., the parent of PIMCO.

   Board of Trustees--Committees. In addition to the Nominating Committee, the Trust has a standing Audit Committee that currently consists of all of the independent Trustees (Messrs. Babcock, Curtis, Kemp and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Trust's independent public accountant, submits a recommendation to the Board as to the selection an independent public accountant, and reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian. During the fiscal year ended March 31, 1999, the Audit Committee met three times. Each member of the Audit Committee attended 100% of such meetings during the period in which he was a member of the Audit Committee.

   Remuneration of Trustees and Officers. The Trust pays each Trustee who is not an "interested person" of the Trust an annual retainer of $45,000 plus $3,000 for each Board meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended March 31, 1999, the Trustees who are not "interested persons" of the Trust as a group received compensation in the amount of $234,297.

   The following table sets forth the compensation paid to each of the current Trustees of the Trust for the fiscal year ended March 31, 1999. Trustees who are "interested persons" of the Trust do not receive any compensation from the Trust.

                                  Aggregate Compensation Total Compensation from
   Name                                 from Trust       Trust and Fund Complex*
   ----                           ---------------------- -----------------------
   Guilford C. Babcock...........        $58,000                 $78,750
   Vern O. Curtis................        $60,297                 $82,619
   Thomas P. Kemp................        $58,000                 $78,750
   William J. Popejoy............        $58,000                 $78,750

--------
* Fund complex includes the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company, and PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services as Directors of PIMCO Commercial Mortgage Securities Trust, Inc., the Trustees listed above received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended in person ($500 for each meeting attended telephonically), an annual retainer of $500 for a committee Chairmanship, plus reimbursement of related expenses. For the fiscal year ended December 31, 1999, these Trustees, as a group, received compensation in the amount of $42,786 from PIMCO Commercial Mortgage Securities Trust, Inc.

   The Trustees listed above, for their services as Trustees of PIMCO Variable Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each Board of Directors meeting attended in person ($250 for each meeting attended telephonically), an annual retainer of $500 for a committee Chairmanship, plus reimbursement of related expenses. For the fiscal year ended December 31, 1999, these Trustees, as a group, received compensation in the amount of $41,786 from PIMCO Variable Insurance Trust.

   Material Interest of Trustees and Nominees. Messrs. Burns and Harris each has a direct material interest in the transaction described below in Proposal II, pursuant to which Allianz of America, Inc. ("Allianz of America") will acquire majority ownership of PIMCO Advisors L.P. ("PIMCO Advisors"), the parent of PIMCO, and certain of its affiliates. Messrs. Burns and Harris, as managing directors of PIMCO, the investment adviser and administrator of the Funds, will receive employment-related compensation and other benefits as a result of the transaction. For a complete discussion of the transaction, see Proposal II.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

                       II. APPROVAL OF A NEW INVESTMENT
                               ADVISORY CONTRACT

   Introduction. PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, has served as investment adviser of the Trust since its inception on February 19, 1987. PIMCO currently serves as adviser of the Funds pursuant to an investment advisory contract dated November 22, 1994 (the "Advisory Contract"). In addition, PIMCO serves as the administrator of the Funds pursuant to an amended and restated administration agreement adopted on February 24, 1998 (the "Administration Agreement"). PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, a wholly-owned subsidiary of PIMCO Advisors, serves as the distributor of the Funds.

   PIMCO is a subsidiary partnership of PIMCO Advisors. The general partners of PIMCO Advisors are PIMCO Partners, G.P. ("Partners G.P.") and PIMCO Advisors Holdings L.P. ("PAH"). Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC ("Partners LLC"), a California limited liability company controlled by the current managing directors and two former managing directors of PIMCO (the "Managing Directors"). PAH is a publicly traded Delaware limited partnership and its primary source of income is its proportionate share of the net income of PIMCO Advisors. Partners G.P. is the sole general partner of PAH. The address of all of the above entities, with the exception of Pacific Life, is 800 Newport Center Drive, Newport Beach, California 92660. Pacific Life is located at 700 Newport Center Drive, Newport Beach, California 92660.

   PIMCO will undergo a "change in control" as a result of the consummation of the transaction described below, resulting in the assignment, and therefore automatic termination of the Advisory Contract. It is proposed that PIMCO continue to serve as investment adviser of the Funds following completion of the transaction. Therefore, in connection with the transaction and as required by the 1940 Act, shareholders of each Fund are being asked in Proposal II to approve a new Advisory Contract between the Trust, on behalf of each Fund, and PIMCO which is substantially identical to the current Advisory Contract (the "New Advisory Contract"). The Board recommends that shareholders approve the New Advisory Contract. If the New Advisory Contract is approved, PIMCO will continue to serve as administrator under a new Administration Agreement. Forms of the New Advisory Contract and Administration Agreement are attached as Appendix A.

   Information about PIMCO, its directors and principal executive officer, the officers of the Trust, PIMCO's investment company clients, and PIMCO's brokerage policies is presented in Appendix B.

   Description of the Transaction. On October 31, 1999, PIMCO Advisors, PAH, Partners G.P., certain of their affiliates, Allianz of America and certain other parties named therein entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors (the "Transaction").

   The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive in cash an amount per unit equal to $38.75, subject to a downward adjustment if the aggregate annualized investment advisory and subadvisory fees for all accounts managed by PIMCO Advisors and its subsidiaries, expressed as a "revenue run-rate," declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

   Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors, bringing its ownership interest in PIMCO Advisors to approximately 70%, including the approximately 44% interest held through PAH. As part of the Transaction, a subsidiary of Allianz of America will acquire Partners G.P. through an acquisition of the managing general partner interest in Partners G.P. from Partners LLC (the managing general partner of Partners G.P.) for approximately $5.5 million and of the member interests in Partners G.P. that are indirectly owned by Pacific Life. Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors, will retain an indirect interest in PIMCO Advisors following the closing. As a result of the Transaction, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors for a total consideration of approximately $3.3 billion, while the remainder will continue to be owned by Pacific Life.

   In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing of the Transaction, to purchase at a formula-based price all of the PIMCO Advisors units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same price, all of the PIMCO Advisors units owned directly or indirectly by Pacific Life.

   The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions including, among others, (i) the approval of the public unitholders of PAH,
(ii) the receipt of certain regulatory approvals, and (iii) PIMCO Advisors' revenue run-rate (excluding market-based changes) for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 revenue run-rate amount. Approval of the New Advisory Contract by the shareholders of the Funds will help satisfy condition (iii) described in the preceding sentence by maintaining PIMCO's advisory relationship with the Funds. If the Transaction is not completed for any reason, the Advisory Contract will remain in effect. In the event the New Advisory Contract is not approved by the Funds' shareholders and the Transaction is completed, the Board will consider appropriate action.

   Post-Transaction Structure and Operations. Upon completion of the Transaction, PIMCO Advisors and its subsidiaries, including PIMCO, will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Allianz of America will control PIMCO Advisors through its managing member interest in Pacific-Allianz Partners LLC ("PacPartners LLC"), which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be managing member of PacPartners LLC and will have the full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

   Operationally, PIMCO is expected to remain independent and to lead the global fixed income investment efforts of Allianz AG. In this regard, PIMCO will coordinate its activities with Allianz Asset Management ("AAM"), a subsidiary of Allianz AG that coordinates global Allianz asset management activities. To permit the provision of advisory services to non-U.S. clients of Allianz AG, PIMCO personnel, including personnel with portfolio management responsibility for certain of the Funds, may become affiliated with AAM or other Allianz-controlled advisory firms. PIMCO also may call upon the research capabilities and resources of Allianz AG and its advisory affiliates in connection with providing investment advice to its clients. PIMCO is currently expected to continue to operate in the United States under its existing name.

   Both William S. Thompson, Jr., the current Chief Executive Officer of PIMCO, and William H. Gross, the current Chief Investment Officer of PIMCO, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. In the Transaction, Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees, including the Managing Directors, have also contractually agreed to remain with PIMCO for significant periods following the Transaction.

   Description of Allianz AG and Its Affiliates. Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft (a German publicly-traded company) which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO and the Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is:
Koniginstrasse 28, D-80802, Munich, Germany.

   Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Following completion of the Transaction, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Once the Transaction is completed, absent an SEC exemption or other relief, the Funds generally would be precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

   Anticipated Impact of the Transaction on Management of the Funds. PIMCO has received structural and contractual protections as terms of the Transaction that ensure PIMCO's operational autonomy and continuity of management. PIMCO is confident that Allianz AG is committed to the people and process that have led to PIMCO's success over the years. Accordingly, the Transaction should have no immediate impact, other than as already noted above, on the management of the Funds or PIMCO's capacity to provide the type, quality, or quantity of services that it currently provides, and the Funds should continue to receive the same high quality of service after the Transaction. As discussed below, however, PIMCO believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment advisory services.

   The Benefits of the Transaction. PIMCO anticipates that the Transaction with Allianz AG will benefit PIMCO and the Funds in a variety of ways, including the following:

  . PIMCO's investment expertise will be enhanced because of the business experience and relationships that Allianz AG has built around the globe, particularly in Europe. PIMCO's access to European markets and business opportunities will be greatly enhanced by Allianz AG's experience and relationships. The combined global resources of PIMCO and Allianz AG will allow PIMCO to take advantage of the growth in international markets and the explosive potential for premier money managers in the global marketplace.

  . Allianz AG has a team of fixed income professionals in place that currently manages more than $100 billion in assets. Integration of these professionals and assets with PIMCO provides an excellent opportunity for furthering PIMCO's global fixed income expertise.

  . The rotation of many of PIMCO's key investment professionals through international offices and overseas personnel through PIMCO's offices will result in more seasoned professionals with global experience.

  . The combination will provide additional career opportunities for PIMCO professionals, furthering PIMCO's ability to attract and retain the best people.

  . Allianz AG has a stated growth strategy to be among the top five providers of its services in the world's key markets, which is a key factor in PIMCO's decision to proceed with the Transaction. The combined entity will be the sixth largest investment manager in the world. The Transaction will significantly increase assets under PIMCO's management, and will offer the opportunity for continued growth in the future. Strong relative investment results depend on a sound, disciplined investment process and effective execution; size can be a benefit to both.

   Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that PIMCO is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Trust. The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser (or predecessor or successor adviser). Allianz of America and each of the other parties to the Agreement have agreed to use reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Transaction during the applicable time periods.

   The Contracts. The Advisory Contract. PIMCO has served as investment adviser to each Fund since each Fund's commencement of investment operations. The Advisory Contract was last submitted for approval by shareholders of all then-operational Funds at a meeting on October 17, 1994, for the purpose of implementing the Fund's current service arrangements with respect to investment advisory and administrative services. If the Transaction is not consummated, PIMCO will continue to serve as adviser for all of the Funds under the current Advisory Contract.

   Under the terms of the Advisory Contract, PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of each Fund's investments directly with the issuers or with brokers or dealers selected by it at its discretion. PIMCO also furnishes to the Board, which has overall responsibility for the business and affairs of the Funds, periodic reports on the investment performance of the Funds.

   PIMCO is obligated to manage each Fund in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Funds are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

   Consistent with the requirements of the 1940 Act, the Advisory Contract provides that PIMCO generally is not liable to the Funds for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of PIMCO's duties or by reason of its reckless disregard of its obligations and duties under the Advisory Contract.

   The Advisory Contract may be terminated by a Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon 60 days' notice by PIMCO. As noted above, the Advisory Contract terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

   Information about investment advisory and administrative fee rates and aggregate investment advisory fees and administrative fees paid to PIMCO by each Fund during the fiscal year ended March 31, 1999, is set forth in Appendix C.

   The New Advisory Contract. The New Advisory Contract is substantially identical to the Advisory Contract. As noted previously, PIMCO does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Funds or have any adverse effect on PIMCO's ability to fulfill its obligations to the Funds. No change is anticipated in the investment philosophies and practices currently followed by the Funds. There will be no change in advisory fees for the Funds. The New Advisory Contract recognizes that PIMCO may, from time to time, seek research assistance and rely on other investment management resources of its affiliated companies, and the Funds will disclose that a portion of the advisory or administrative fees received by PIMCO from the Funds may be paid to those affiliates in return for such services provided. These arrangements will have no impact on PIMCO's continuing responsibility for the management of the Funds and will not cause any increase in the overall fees or expenses borne by the Funds.

   At the December 1, 1999 meeting of the Board, the New Advisory Contract was approved unanimously by the Board, including all of the Trustees who are not parties to the New Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of the Trust). The New Advisory Contract, as approved by the Board, is submitted for approval by the shareholders of the Funds.

   If the New Advisory Contract is approved by shareholders, it will take effect immediately upon the closing of the Transaction. The New Advisory Contract will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue from year to year with respect to each Fund thereafter, provided that each such continuance is approved annually with respect to the contract and Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Advisory Contract or "interested persons" of any such party (other than as Trustees of the Trust).

   The Administration Agreement and Payments to PIMCO Affiliates. Under the terms of the Administration Agreement, PIMCO provides administrative services to each Fund, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to the Funds by other persons, including the custodian and transfer agent. In approving the New Advisory Contract, the Trustees considered that PIMCO receives fees for the services it provides under the Administration Agreement. In addition, affiliates of PIMCO provide or procure shareholder servicing and distribution-related services for the Funds and will receive compensation in connection with such activities with respect to the Funds.

   The Administration Agreement may be terminated by a Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon 60 days' notice by PIMCO. The Administration Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act). A new Administration Agreement, substantially identical to the current Administration Agreement, will be implemented upon completion of the Transaction.

   Interests of Certain Persons in the Transaction. The Managing Directors, each of whom is a member of Partners LLC, will receive new employment and consulting agreements. The initial term of the employment agreements will be five years from the closing of the Transaction (seven years for Messrs. Gross and Thompson). Each Managing Director will receive an annual salary, and will be entitled to participate in PIMCO's Non-Qualified Profit Sharing Plan and Class B Unit Purchase Plan, as well as the PIMCO Advisors Retention Plan for Executives of PIMCO.

   Under PIMCO's current profit sharing plan, the Managing Directors and other executive employees of PIMCO share in a pool equal to 45% of the adjusted net profit of PIMCO. After the Transaction, the profit sharing plan will be amended to reduce the profit sharing percentage from 45% to 30% of adjusted net profit over a five-year period. Under the amended profit sharing plan, the pool from which the profits are calculated will include profits from certain other fixed income advisers owned by Allianz AG and its affiliates. For the first two years after the Transaction, the profit sharing pool will be guaranteed at least $10 million per year from PIMCO's management of insurance assets from affiliates of Allianz AG.

   Under the Class B Unit Purchase Plan, participants will be able to purchase Class B Units of PIMCO, which, in the aggregate, will entitle the holders to distributions equal to 15% of the adjusted net profit of PIMCO. The PIMCO Advisors Retention Plan for Executives provides fixed and variable retention arrangements for each of the Managing Directors and other key employees of PIMCO. The 14 Managing Directors of PIMCO who were managing directors as of the date of the Merger Agreement will in the aggregate receive retention payments of $85.8 million per year for each of the five years following the Transaction, subject to continued employment.

   In addition to the foregoing, pursuant to 1994 Employment Termination Agreements, PIMCO Holding LLC must pay to the current and two former Managing Directors who are parties to those contracts noncompete payments equal to distributions on, or sales proceeds of, an aggregate of 17,402,107 Class A units of limited partnership in PIMCO Advisors. Eight of the current Managing Directors--Messrs. Gross, Hague, Harris, Meiling, Muzzy, Podlich, Powers and Thompson--have agreed to amend their 1994 Employment Termination Agreements. Under the amendments, these eight Managing Directors will receive payments in satisfaction of the noncompete payments due under the 1994 Employment Termination Agreements. Payments will be made 84% in cash and 16% in stock of Allianz AG, the parent of Allianz of America, with an assumed value of $273.99 per share, the average trading price for the stock of Allianz AG for the 30 days prior to October 4, 1999, the date of public announcement of discussions between Allianz AG and PIMCO Advisors. Two of the eight current Managing Directors, who are not full-time employees of PIMCO but who will continue as consultants, will receive their payments solely in cash. The aggregate payment at the closing of the Transaction to the eight current Managing Directors whose 1994 Employment Termination Agreements will be amended will have a value of $603.6 million (based on 15,575,835 Advisors Class A Units and a price of $38.75 per unit).

   Upon completion of the Transaction, all outstanding unit options under the 1998 Unit Incentive Plan, whether exercisable or not, will be cancelled and terminated and will represent the right to receive a cash payment equal to the excess of the Unit Transaction Price over the exercise price per unit of the option, together with interest on such amount at 8% per annum through the date such payment is made. The Managing Directors hold unit option awards for an aggregate of 2,080,000 Class A units of PIMCO Advisors, at an average exercise price of $16.13 per unit, which will result in payments of approximately $47 million in the aggregate at the closing of the Transaction, based on a Unit Transaction Price of $38.75. The Managing Directors, as well as certain executive officers of PIMCO, will also participate in the Deferred Compensation Plan, under which Class A units of PIMCO Advisors held in trust under the plan will be exchanged by the plan's trustee for cash in an amount per unit equal to the Unit Transaction Price. Any unvested account balances reflecting discount investment or reinvestment of deferred compensation will vest. At the closing of the Transaction, 193,252 Class A units of PIMCO Advisors, having a value of $7,488,515 based on a Unit Transaction Price of $38.75, attributable to unvested subaccounts of the Managing Directors under the Deferred Compensation Plan will vest.

   Upon completion of the Transaction, Mr. Harris will enter into an employment agreement with PIMCO for an initial term of five years, beginning January 1, 2000, with automatic renewal for successive two-year periods. Mr. Harris will receive an annual salary and bonus, and will be eligible to participate in certain benefit plans and programs. In addition, pursuant to a new PIMCO Advisors LP Transition and Retention Plan, Mr. Harris will receive a retention payment of $6 million per year for five years, conditioned on continued employment with PIMCO. Additionally, approximately 8,661 (as of November 30, 1999) units of PIMCO Advisors ("PA Units") attributable to Mr. Harris' unvested account balance with PIMCO Advisors Executive Deferred Compensation Plan will fully vest and the PA Units owned by that Plan will be exchanged for cash at the Unit Transaction Price (estimated to be $38.75) for an aggregate payment of $335,614. Options for 230,000 PA Units previously granted to Mr. Harris pursuant to PIMCO Advisors 1998 Unit Incentive Plan will be converted into the right to receive cash for the difference between the exercise price for these options (which is $13.53) and the Unit Transaction Price (for an aggregate payment of approximately $5,800,600).

   Upon completion of the Transaction, Mr. Burns will enter into an employment agreement with PIMCO for an initial term of five years, beginning January 1, 2000, with automatic renewal for successive two-year periods. Mr. Burns will receive an annual salary and bonus, and will be eligible to participate in certain benefit plans and programs. In addition, pursuant to a new PIMCO Advisors LP Transition and Retention Plan, Mr. Burns will receive a retention payment of $700,000 per year for five years, conditioned on continued employment with PIMCO. Additionally, approximately 4,474 (as of November 30,
1999) PA Units attributable to Mr. Burns' unvested account balance with PIMCO Advisors Executive Deferred Compensation Plan will fully vest and the PA Units owned by that Plan will be exchanged for cash at the Unit Transaction Price (estimated to be $38.75) for an aggregate payment of $173,368. Options for 80,000 PA Units previously granted to Mr. Burns pursuant to PIMCO Advisors 1998 Unit Incentive Plan will be converted into the right to receive cash for the difference between the exercise price for these options (which averages $27.2338) and the Unit Transaction Price (for an aggregate payment of $921,300).

   Separately, Messrs. Harris and Burns each has an interest of less than 6% and 1%, respectively, in PIMCO Partners LLC, which owns 142,480 PA Units (which would have in the aggregate a value of approximately $5,521,100 at the Unit Transaction Price).

   Certain executive officers of PIMCO will also receive additional benefits resulting from the Transaction. Any options for units of PIMCO Advisors held by these persons will be converted to a right to receive the difference between the exercise price for such options and the Unit Transaction Price, together with interest on such amount at 8% per annum through the date such payment is made. In addition, certain officers of the Trust who are executive officers of PIMCO Advisors will be eligible to receive payments during the five year period following the Transaction pursuant to employment retention plans.

   As a result of the direct and indirect interests in the Transaction and in PIMCO and its affiliates, including any employment arrangements with PIMCO and its affiliates, each of the Managing Directors and executive officers of PIMCO identified in Appendix B may be deemed to have a substantial interest in shareholder approval of the New Advisory Contract.

   Evaluation by the Board of Trustees. The Board, advised by special independent counsel, has determined that in approving the New Advisory Contract on behalf of the Funds, the Trust can best assure itself that the services currently provided to the Funds by PIMCO, its officers, and employees, will continue without interruption after the Transaction. The Board believes that, like the Advisory Contract, the New Advisory Contract will enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders.

   In determining whether it was appropriate to approve the New Advisory Contract and to recommend approval to shareholders, the Board, including the Trustees who are not parties to the New Advisory Contract or interested persons of such parties, considered various materials and representations provided by PIMCO, including information concerning compensation and employment arrangements to be implemented in connection with the Transaction, and considered a report provided by Allianz AG, and was advised by independent legal counsel with respect to these matters.

   Information considered by the Trustees included, among other things, the following: (1) PIMCO's representation that the same persons responsible for management of the Funds currently are expected to continue to manage the Funds under the New Advisory Contract, thus helping to ensure continuity of management; (2) the compensation to be received by PIMCO under the New Advisory Contract is lower than the compensation paid under the Advisory Contract, which the Board previously has determined to be fair and reasonable;
(3) PIMCO's representation that it will not seek to increase the rate of advisory fees paid by the Funds for a period of at least two years following the Transaction; (4) the commonality of the terms and provisions of the New Advisory Contract with the terms of the Advisory Contract (other than the fees); (5) representations made by PIMCO concerning the potential impact of affiliated brokerage relationships on its ability to provide services to the Funds, and on the Funds' ability to engage in portfolio transactions; (6) the representations by PIMCO and Allianz AG that integration of Allianz AG's and PIMCO's operations could produce benefits to shareholders through economies of scale, expansion of PIMCO's investment expertise through the addition of Allianz AG's fixed income investment business expertise and global relationships, the expansion of PIMCO's investment research capabilities, and the ability to enhance the quality of services provided to shareholders; (7) the nature and quality of the services rendered by PIMCO under the Advisory Contract; (8) the fairness of the compensation payable to PIMCO under the Advisory Contract; (9) the results achieved by PIMCO for the Funds; and (10) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of PIMCO.

   Based upon its review, the Board determined that, by approving the New Advisory Contract, the Funds can best be assured that services from PIMCO will be provided without interruption. The Board also determined that the New Advisory Contract is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Advisory Contract and voted to recommend its approval by each Fund's shareholders.

  THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT AS PROVIDED UNDER PROPOSAL II. UNMARKED PROXIES WILL BE SO VOTED.

                          III. APPROVAL OF CHANGES TO
                        FUNDAMENTAL INVESTMENT POLICIES

   The 1940 Act requires an investment company to adopt certain fundamental investment policies that can be changed only by a shareholder vote. In the past, fundamental policies were adopted by the Trust on behalf of the Funds in order to reflect regulatory, business or industry conditions that were in effect at the time the particular action was taken. In addition, as certain Funds have been created or acquired over the years, these Funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially creating unintended differences in interpretation. Because of the opportunity afforded by this Meeting, the Board has reviewed each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent to the extent possible the fundamental policies of the Funds. This Proposal seeks shareholder approval of changes that are intended to accomplish that goal as well as to modify the fundamental restrictions so as to advance the reorganization of the Funds as described in Proposal V.

   The proposed changes to each Fund's fundamental policies are discussed in detail below. Except for the policy on borrowing, as discussed below, none of the proposed policies materially differs from the respective Fund's current comparable policy. Each Fund's proposed policies with respect to the concentration of investments, borrowing, the issuance of senior securities, and lending differ from the current policies of each Fund in that the requirements of the 1940 Act are not described in detail. Therefore, the new policies that govern each Fund would be determined by reference to the provisions of the 1940 Act, the rules thereunder, and applicable interpretations of the SEC or its staff, rather than the express terms of the policies.

   The Board believes that simplifying the Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment policies more easily. In addition, the proposed changes to the fundamental investment restrictions of the Funds will assist the Funds in making required regulatory filings in a more efficient and cost-effective manner. The proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities. The Board does not anticipate, however, that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in each Fund.

   The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below. The Fund's current fundamental investment policies are set forth in Appendix D. If approved by the Funds' shareholders at the Meeting, the proposed changes to the Funds' fundamental restrictions will be adopted by each Fund. The Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. If the shareholders of a Fund fail to approve any proposed fundamental policy, the current policy (if any) will remain in effect.

   Shareholders of each Fund will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card.

   a. Concentration (Each Fund). The Funds' current policy on industry concentration prohibits the purchase of securities if it would result in more than 25% of the market value of a Fund's total assets being invested in securities of one or more issuers having their principal business activities in the same industry. The current policy does not apply to investments in U.S. Government securities.

   The Board recommends that shareholders vote to replace the current fundamental policy on concentration with the following fundamental policy:

    A Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

   While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that investment of more than 25% of a Fund's assets in an industry constitutes concentration. If a Fund's fundamental policy prohibits the Fund from concentrating in an industry, the Fund may not invest more than 25% of its assets in the applicable industry unless it discloses the specific conditions under which it will change its concentration policy. Each Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the SEC, or some combination thereof. Because each Fund may create its own reasonable industry classifications, the Board believes that it is not necessary to include such matters in the fundamental policy of a Fund.

   b. Margin (International Bond Fund only). Under its current fundamental
                                      ----
policy on margin, the International Bond Fund is not permitted to purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities. In addition, the International Bond Fund is permitted to make margin deposits in connection with transactions in options, futures, and options on futures. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan.

   The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, a Fund is not required to adopt restrictions on margin as a fundamental policy. If the Proposal is approved by shareholders, the Board will adopt the current fundamental policy as a non-fundamental restriction for the International Bond Fund. Non-fundamental policies may be modified or eliminated by the Board at anytime without shareholder approval. The Board does not anticipate that the elimination of the current fundamental policy will materially change the level of investment risk associated with an investment in these Funds. The Board also believes that elimination of the fundamental restriction and adoption of the non-fundamental restriction will provide the Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

   c. Borrowing and Senior Securities (Each Fund). Under its current fundamental policy on borrowing and senior securities, each Fund may not borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, provided that the Fund maintains asset coverage of 300%, and (ii) enter into certain transactions involving derivative instruments, including options, futures, or options on futures.

   To simplify and modernize each Fund's current fundamental policy on borrowing and the issuance of senior securities, the Board recommends that shareholders vote to approve the following fundamental policy:

    A Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

   The primary purpose of the proposed change is to standardize the current restrictions and conform them to the current regulatory requirements and the evolving market environment. Reverse repurchase agreement transactions and transactions including derivative investments are currently permitted under the 1940 Act, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy. Although each Fund would not be limited to borrowing for temporary or emergency purposes, each Fund would nevertheless be subject to the 1940 Act's asset coverage requirements. In addition, subject to the receipt of any necessary regulatory approval and Board authorization, the Funds may borrow money directly from certain of the other series of the Trust.

   The proposed policy will also allow each Fund to issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally considered to be an obligation of a Fund that has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing any senior securities with limited exceptions; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered to involve the issuance of "senior securities" as long as certain conditions are satisfied. The Funds currently engage, and would engage, in transactions that could be considered to involve the issuance of "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

   Adoption of the proposed policy is not expected to affect materially the operation of the Funds, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Funds. However, adoption of the proposed policies will allow the Funds to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Funds and their shareholders.

   d. Loans (Each Fund). The current fundamental policy on loans for each Fund prohibits the making of loans, except loans of portfolio securities, the entry into of repurchase agreements, and the purchase of debt obligations, to the extent these transactions are consistent with the Fund's investment objectives and policies. The Board recommends that the shareholders vote to replace the Funds' current fundamental policies on loans with the following fundamental investment policy:

    A Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

   The proposed policy, unlike the current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend only in a manner and to an extent in accordance with applicable law. Subject to the receipt of any necessary regulatory approval and Board authorization, each Fund may enter into certain lending arrangements that would benefit the Fund and its shareholders, including interfund lending agreements under which the Funds could lend money directly to the other series of the Trust. The proposed policy would provide the Funds with greater flexibility and maximize each Fund's lending capabilities, thereby allowing the Funds to respond more effectively to regulatory, industry and market developments.

   e. Short Positions (Each Fund). Under its current fundamental policy on short positions, a Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as specified in the Fund's Prospectus and Statement of Additional Information.

   The Board recommends that shareholders vote to eliminate the current fundamental policy. If the Proposal is approved by shareholders, the Board will adopt a non-fundamental policy for each Fund that is substantially similar, if not identical to, the current fundamental policy on short positions. Non-fundamental policies may be modified or eliminated by the Board at anytime without shareholder approval. The Board does not anticipate that elimination of the current fundamental policy will materially change the level of investment risk associated with an investment in the Funds. Because the proposed non-fundamental policy can be changed without shareholder approval, the Board believes that elimination of the fundamental policy and adoption of the non-fundamental restriction will permit the Funds to respond more effectively to legal, regulatory and market developments.

   f. Investments in Other Investment Companies (Each Fund). The Board recommends that shareholders vote to adopt the following fundamental investment policy for each Fund:

    Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

   The proposed fundamental policy will permit each Fund to adopt a "master/feeder" structure whereby one or more funds (the "feeder funds") invest all of their assets in another fund (the "master fund"). While feeder funds incur their own expenses and bear their pro rata share of the master fund's expenses, the master/feeder structure has the potential to minimize administration and investment costs through achievement of economies of scale and lowered transaction costs, and to maximize the possibility of gaining a broader investor base.

Currently, none of the Funds intend to establish a master/feeder structure; however, the Board recommends that each Fund's shareholders adopt the proposed policy that would permit this structure in the event the Board determines to approve a master/feeder structure as being in the best interests of Fund shareholders. The proposed fundamental policy would also give the each Fund flexibility to invest in other investment companies to the extent permitted by the 1940 Act.

  THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" EACH PROPOSED CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS SET FORTH IN THIS PROPOSAL III. UNMARKED PROXIES WILL BE SO VOTED.

                          IV. APPROVAL OF AMENDED AND
                         RESTATED DECLARATION OF TRUST

   The Trust is a Massachusetts business trust created by a Declaration of Trust dated February 19, 1987, which, with the Trust's By-laws, governs how the Trust and each of its Funds will operate. The current Declaration of Trust (the "Current Declaration") was first prepared and approved by the Board in February 1987. Since then, the mutual fund industry and the laws and regulations applicable to mutual funds have evolved. In response to these developments, many mutual funds have adopted declarations of trust that permit them to be more flexible in their operations to respond quickly and effectively to changing market conditions. Because of the opportunity afforded by this Special Meeting, the Board has reviewed the Current Declaration with the goal of modernizing its provisions to allow the Trust to respond more quickly and favorably to changing markets without going to the expense and delay of holding a shareholders' meeting. To this end, the Board has approved, subject to shareholder approval, an Amended and Restated Declaration of Trust (the "Amended Declaration"). In addition to providing the Trust with greater flexibility, the Amended Declaration will also clarify existing rights, privileges and powers of the Board and shareholders.

   A summary description of the proposed amendments to the Current Declaration is set forth below. A form of the Amended Declaration marked to show changes from the Current Declaration, as approved by the Board, is set forth in Appendix E, and qualifies in its entirety the following summary.

   a. Establishment and Designation of Multiple Classes. The Board proposes to amend the Current Declaration to clarify that the Board has the authority to
(i) issue the shares of the Funds in multiple classes, and (ii) fix and determine the relative rights and preferences of each class. The Current Declaration includes a general provision under which the Board may authorize the issuance of multiple classes, but it does not specifically set forth the procedures for establishing and designating each class or the rights and preferences of such classes. Specifically, the Amended Declaration shall state the following:

    The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different Classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

    1. All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

    2. The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares or any Series of any Shares into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

    3. Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected in a manner determined by the Trustees and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

    4. The establishment and designation of any Class of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

   Because this amendment specifically sets forth the procedures for establishing and designating each class of shares and the rights and preferences of those classes, the Board believes that this amendment will better protect the interests of all shareholders. Any new class of shares created would bear costs and expenses attributable to it, as well as its share of Fund-wide or Trust-wide costs and expenses. This amendment will not affect the rights and preferences of the shareholders of each existing class of the Funds.

   b. Master/Feeder Arrangements. The Board proposes to amend the Current Declaration to permit each Fund of the Trust to invest all or a portion of its assets in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund (i.e., to enter into a "master/feeder" structure). Specifically, the Amended Declaration will state that the Board has the power:

    To invest, through a transfer of cash, securities and other assets or otherwise, all or a portion of the Trust Property, or to sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.

   The master/feeder structure has the potential to minimize administration and investment costs through achievement of economies of scale and lowered transaction costs, and to maximize the possibility of gaining a broader investor base. Although none of the Funds currently intend to establish a master/feeder structure, this amendment would permit establishment of this structure without further shareholder approval in the event the Board determines to approve a master/feeder structure as being in the best interests of Fund shareholders. This amendment would also give each Fund flexibility to invest in other investment companies to the extent permitted by the 1940 Act. The addition of this provision to the Amended Declaration is consistent with proposed changes to each Fund's fundamental investment policies that would permit each Fund to operate within a master/feeder structure. See Proposal III
(f). The Current Declaration does not contain a comparable provision.

   c. Merger, Consolidation and Sale of Assets. The Board proposes to amend the Current Declaration to permit a majority of the Board, by signed written instrument, to reorganize the Trust or a Fund, or sell all or substantially all of the assets of the Trust or a Fund, without submitting the reorganization or sale to shareholder vote. Specifically, the Amended Declaration will state the following:

    The Trust or any Series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series or class, including its good will, upon such terms and conditions and for such consideration when and as authorized by an instrument in writing signed by a majority of the Trustees.

   The Current Declaration provides that a merger, consolidation or sale of assets be approved by two-thirds of the shares outstanding and entitled to vote (or a majority of shareholders if the transaction is recommended by the Trustees), or by such other vote as may be established by the Trustees. The Board believes that this amendment would provide the Trust and each Fund with greater flexibility should circumstances indicate that a merger, consolidation or sale of assets is in the best interests of the Trust, each Fund, and the shareholders, without having to incur the substantial delay and additional expense of a shareholder meeting.

   d. Shareholder Voting. The Board proposes to amend the Current Declaration to provide that the Board may exercise all powers granted to them in the Amended Declaration without shareholder approval, unless otherwise required by the Amended Declaration or applicable federal and state laws. Specifically, the Amended Declaration will state:

    Except to the extent specifically provided to the contrary in this Declaration, the Trustees may exercise each of the powers granted to them in this Declaration without the vote, approval or agreement of the Shareholders, unless such a vote, approval or agreement is required by the 1940 Act or applicable laws of the Commonwealth of Massachusetts.

   This amendment does not affect the respective rights, preferences and powers of either the shareholders or the Board, but rather clarifies those circumstances under which the Board may act without shareholder vote. The Current Declaration does not contain a comparable provision.

   e. Notice and Reports. The Board proposes to amend the Current Declaration to relieve the Trust of its obligation to deliver notice of a shareholder's meeting, a dividend check, an annual report or other shareholder communication to a shareholder if not required by applicable law or when such prior communications have been returned to the Trust as undeliverable, as specified in the Amended Declaration. Specifically, the Amended Declaration will provide that a notice need not be sent to a shareholder:

    (i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or (iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities and Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

   The Board has determined that this amendment is in the best interests of all the shareholders. The Board believes that this amendment will reduce the costs incurred by each Fund in mailing the foregoing shareholder communications when circumstances evidence that the shareholder has not provided the Fund with a current address. The Current Declaration does not contain a comparable provision.

   f. Termination of Trust. The Board proposes to amend the Current Declaration to permit the Trust or any Fund of the Trust to be terminated by
(i) a majority of the Trustees, by signed written instrument, or (ii) an affirmative majority vote of the shareholders of the Trust or Fund entitled to vote. Under the Current Declaration, a Trust or Fund can only be terminated by an affirmative two-thirds vote of the shares outstanding and entitled to vote, or by such other vote as may be established by the Board.

   The Board has determined that permitting a majority of Trustees to terminate the Trust or a Fund is in the best interests of all of the Trust's shareholders. By requiring the Trustees to solicit shareholder votes, through a proxy solicitation and special meeting of shareholders, the Current Declaration restricts the Board's ability to act on decisions about the continued viability of the Trust or a Fund. If the Board determines that continuation of the Trust or a Fund is no longer advisable, it may not be in the best interest of the shareholders to incur substantial additional expense of a shareholder meeting when it is more important to preserve the remaining assets. The Amended Declaration also reduces the percentage of affirmative shareholder votes needed to terminate the Trust or a Fund from a two-thirds vote to a majority vote, but under the Current Declaration, the Board has the authority to reduce that percentage. If the proposal is approved, the Board will have the authority to terminate the Trust or a Fund without further shareholder vote. The Board has no present intention of liquidating the Trust or any of the Funds.

   g. Powers of the Board. The Board proposes to amend the Current Declaration to clarify that the Board is authorized to engage in the following activities, each of which is permissible, but not specifically addressed, under the Current Declaration: (i) invest in, hold for investment, or reinvest in, shares of open-end investment companies; (ii) enter into repurchase agreements and forward foreign currency exchange contracts, and to purchase and sell futures and options contracts and to engage in all types of hedging and risk management transactions; (iii) guarantee or become surety on any or all obligations of corporations or other entities in which the Trust has a direct or indirect interest; (iv) enter into a plan of distribution or related agreement that is primarily intended to result in the sale of shares; (v) purchase insurance policies insuring shareholders, Trustees, officers, employees, and agents against claims arising from actions taken or omitted by such persons, whether or not such actions or omissions constitute negligence, or whether or not the Trust would have the power to indemnify such persons against such liability; and (vi) guarantee indebtedness or contractual obligations of others.

   Although the Current Declaration includes a general provision that empowers the Board to conduct all the foregoing activities, it does not expressly list each of those activities. The Board believes that this amendment makes explicit the Board's inherent authority to engage in these activities and will prevent any misinterpretations of the Current Declaration regarding Board authority to conduct these activities, each of which ultimately inures to the benefit of the Trust and its shareholders.

   h. Separate Liabilities of Series. The Board recommends that shareholders vote to amend the Current Declaration to clarify that the assets of a particular series of the Trust may not be charged with the liabilities of any other series, and that no shareholder or former shareholder of a particular series shall have a claim against the assets belonging to any other series. Specifically, the Amended Declaration will state that "The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust," and that "No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series." The Board believes that this amendment will protect each series of the Trust from having to pay any of the costs incurred by other series of the Trust. The Current Declaration does not contain comparable provisions.

   i. Other Changes. The Board proposes to amend the Current Declaration to effect such other changes as are necessary to make the remaining provisions consistent with the proposed amendments, and to clarify the existing provisions of the Current Declaration. The Board also proposes to add a provision that would allow the Board to make any other changes in the Amended Declaration that do not materially adversely affect the rights of shareholders. These amendments will not materially adversely affect the current rights, preferences or powers of the Board or the shareholders of the Trust.

  THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE AMENDED DECLARATION AS SET FORTH IN THIS PROPOSAL
IV. UNMARKED PROXIES WILL BE SO VOTED.

              V. TO APPROVE A PLAN OF REORGANIZATION OF THE FUNDS
                        AS SEPARATE SERIES OF THE TRUST

   Introduction and Summary. Management has proposed, and the Board has approved, a Plan of Reorganization (the "Plan") that is intended to effect a reorganization ("Reorganization") of each Fund, after which it will be available only to private account clients of PIMCO. Under the proposed Reorganizations, each Fund would be reorganized as a separate series of the "Private Account Portfolio Series" of the Trust (each, a "Successor Fund"). Accordingly, if the Plan is adopted, a Fund's assets would be moved to the corresponding, newly-created Private Account Portfolio Series.

   The Reorganizations are proposed to be accomplished pursuant to the Plan, which provides for the transfer of all of the assets of the relevant Fund to the corresponding Successor Fund in exchange for shares of the Successor Fund, as described below, and for the assumption by the corresponding Successor Fund of all of the liabilities of the Fund. The completion of these transactions will result in the complete liquidation of each Reorganizing Fund. As a result of the Reorganizations, shareholders of a Fund would become shareholders of the corresponding Successor Fund and have the same proportionate interest in the corresponding portfolio of assets as prior to the Reorganization. The Board believes that the Reorganizations offer certain advantages specified below in the section entitled "Basis for the Board's Recommendation."

   In combination with the changes anticipated in Proposal III above, the Reorganizations would align the Successor Funds in investment style and fee structure with the other Private Account Portfolio Series of the Trust. If the Reorganizations are approved by shareholders, each Successor Fund will enter into a new investment advisory contract (the "Reorganization Advisory Contract") that will be substantially identical to the New Advisory Contract, although the fees to be paid to PIMCO under the Reorganization Advisory Contract will be lower than the fees PIMCO currently receives under the Advisory Contract. In addition, the administrative fees under the Administration Agreement also will be reduced. Specifically, for the services provided under the New Advisory Contract, PIMCO will receive, on an annual basis, an advisory fee equal to 0.02% of the average daily net assets (as opposed to 0.25% and 0.45% under the Advisory Contract for the International Bond Fund and Emerging Markets Bond Fund II, respectively). Fees paid to PIMCO for the services provided under the Administration Agreement will be reduced, on an annual basis, from 0.25% and 0.40% of the average daily net assets of the International Bond Fund and Emerging Markets Bond Fund II, respectively, to 0.10%. By approving the Reorganization, shareholders also, in effect, will be approving the Reorganization Advisory Contract, as discussed below. The following is a comparison of each Fund's pre-Reorganization and post-Reorganization expenses:

                                International Bond Fund                Emerging Markets Fund II
                         -------------------------------------- --------------------------------------
                         Pre-Reorganization Post-Reorganization Pre-Reorganization Post-Reorganization
                         ------------------ ------------------- ------------------ -------------------
Advisory Fees...........        0.25%              0.02%               0.45%              0.02%
Other Expenses..........        0.25%              0.10%               0.40%              0.10%
Total Annual Fund
 Operating Expenses.....        0.50%              0.12%               0.85%              0.12%

   Private Account Portfolio Series. The Private Account Portfolio Series is currently comprised of eleven separate series of the Trust whose shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state. Each Private Account Portfolio Series issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. Shares of the Private Account Portfolio Series may be purchased only by clients maintaining separate managed private accounts with PIMCO, and who are also "accredited investors," as defined in Regulation D under the Securities Act, and either (i) "qualified purchasers," as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) "qualified institutional buyers," as defined in Rule 144A(a)(1) under the Securities Act.

   While shares of each Private Account Portfolio Series are redeemable consistent with the procedures set forth in the Private Account Portfolio Series Offering Memorandum, they are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act.

Shares of each Private Account Portfolio Series may not be assigned, resold or otherwise transferred without the written consent of the Trust and, if requested, an opinion of counsel acceptable to the Trust that an exemption from registration is available. Any attempt at a transfer to a third party in violation of this restriction shall be void. The Trust may enforce these restrictions, either directly or through its agents, by entering an appropriate stop-transfer order on its books or otherwise refusing to register or transfer or permit the registration or transfer on its books of any purported transfer not in accordance with these restrictions. Exchanges of shares of a Successor Fund for shares of any other Private Account Portfolio Series will be based on the respective net asset values of the shares involved. Subject to compliance with applicable private placement restrictions and the investment restrictions of the Private Account Portfolio Series, shares of the Funds may be purchased by exchanging Institutional Class shares of another series of the Trust for shares of the Successor Funds.

   The Plan. Each Reorganization is subject to a number of conditions, including the approval of the shareholders of the relevant Fund. Accordingly, shareholders of each Fund are being asked to vote upon the approval of the Plan. The description of the Plan and the features of the proposed Reorganizations are qualified in their entirety by reference to the form of the Plan, attached as Appendix F.

   The Plan provides, among other things, for the transfer of all of the assets of a Fund to the corresponding Successor Fund in exchange for (1) the assumption by the corresponding Successor Fund of all of the liabilities, including all contingent, conditional or unmatured liabilities of such Fund, which pertain to events, facts and circumstances of the Fund prior to and including the Closing Date of the Reorganizations (the "Closing Date"), and
(2) the issuance by a Successor Fund to the corresponding Fund of shares of the Successor Fund's beneficial interest (the "Successor Fund Shares").

   On the Closing Date, a Successor Fund will deliver to the corresponding Fund a number of Successor Fund Shares having an aggregate net asset value equal to the value of the assets of the Fund transferred to the Successor Fund on the Closing Date, less the value of the liabilities of the Fund assumed by the Successor Fund. The number of Successor Fund Shares to be issued by the Trust on behalf of a Successor Fund will be identical to the number of shares of beneficial interest ("Shares") of the corresponding Fund outstanding on the Closing Date. After receipt of the Successor Fund Shares, each Fund will cause the Successor Fund Shares to be distributed to its shareholders, in complete liquidation of the Fund. Each shareholder will be entitled to receive that proportion of Successor Fund Shares which the number of Shares held by such shareholder bears to the total number of Shares outstanding on such date. The distribution of Successor Fund Shares will be accomplished by the establishment of accounts on the share records of the corresponding Successor Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Successor Fund Shares due to such shareholder. Certificates with respect to Successor Fund Shares will not be issued.

   The Plan may be terminated and a Reorganization abandoned at any time, before or after approval by the shareholders of a Fund, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, or if a majority of the Board determines that it is not in the best interest of a Fund or its shareholders to proceed with the Reorganization.

   Continuation of Shareholder Accounts and Plans. The Trust's transfer agent will establish accounts for all current Fund shareholders containing the appropriate number of Successor Fund Shares to be received by that shareholder in accordance with the terms and provisions of the Plan. These accounts, including account numbers, will be identical in all material respects to the accounts currently maintained by each Fund on behalf of its shareholders.

   Description of Successor Fund Shares. Successor Fund Shares will be issued to each Fund's shareholders in accordance with the Plan, as discussed above. The Successor Fund Shares will be authorized for issuance by the Board in accordance with the Trust's Declaration of Trust and Massachusetts law. The Successor Funds will have comparable purchase, redemption and exchange procedures as are currently in effect for the Funds, albeit with respect to the Private Account Portfolio Series of the Trust, shares of which are offered only to separate account clients of PIMCO that meet certain minimum investment criteria.

   Approval of Advisory Agreements; Adoption of Investment Policies; New Service Provider Agreements. Immediately after delivery to the Funds of corresponding Successor Fund Shares, a duly authorized officer of the Trust shall, to the extent required by applicable law, cause the respective reorganizing Fund, as the sole shareholder of the corresponding Successor Fund, to vote to: (i) approve the Reorganization Advisory Contract for the corresponding Successor Fund in substantially the form as the investment advisory agreement in effect for the corresponding Fund immediately prior to the closing of the Reorganization, except for its fee structure; and (ii) adopt investment objectives, investment policies and investment restrictions which are substantially similar to those of the Fund immediately prior to the closing of the Reorganization, including any changes thereto approved by the shareholders of the Fund pursuant to Proposal III above.

   In addition, on or prior to the Closing Date, the Trust shall, on behalf of each of the Successor Funds, either enter into transfer agency, subtransfer agency, custodian and subcustodian agreements, and any other agreement pursuant to which services are rendered to the Funds, with appropriate terms or assume each of the Fund's obligations under its existing, comparable agreements. The Trust shall also adopt, on its own behalf or on behalf of each of the Successor Funds, on or prior to the Closing Date, all policies and procedures in effect with respect to each of the Funds as of the Closing Date.

   Expenses of the Reorganizations. Each Fund will bear its own expenses associated with the transactions contemplated by the Plan. In the event that a Reorganization is completed, such expenses will be assumed by the corresponding Successor Fund. The aggregate expenses of the Reorganizations will be allocated ratably among the Funds.

   Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate its Reorganization, the Fund will receive an opinion from Dechert Price & Rhoads, legal counsel to the Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code, as amended, and current administrative rules and court decisions, for federal income tax purposes, the Reorganization will be a tax-free reorganization and that neither the Fund nor its shareholders will recognize a gain or loss for federal income tax purposes. The opinion will be based on certain factual certifications made by officers of the Trust, and certain customary assumptions. Shareholders should consult their tax advisors as to whether the Reorganizations will affect their individual circumstances and also as to state and local and other tax consequences, if any, of the Reorganizations.

   Basis for the Board's Recommendation. The Board, including a majority of the Independent Trustees, unanimously approved the Plan at a meeting held on December 1, 1999. In approving the Plan, the Board determined that each proposed Reorganization is appropriate and would be in the best interests of the relevant Fund. Further, the Board determined that the interests of the shareholders would not be diluted as a result of effecting the Reorganization.

   The Board considered various factors in recommending that shareholders approve the Reorganizations, including: (1) the investment objective, policies and restrictions of each Fund are substantially identical to those of the corresponding Successor Fund; (2) each Successor Fund would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Fund immediately prior to the Reorganization (subject to any change that may be approved at the Meeting under Proposal III); (3) the operating expenses of each Successor Fund are anticipated to be lower than the expenses of the corresponding Fund; (4) there would be no negative tax implications to shareholders as a result of the Reorganizations; and (5) the Fund's shareholders are sophisticated investors for whom a privately placed fund is an appropriate investment. For these reasons, the Board believes that an investment in shares of a Successor Fund will provide shareholders with an investment opportunity substantially identical to that afforded by the corresponding Fund immediately prior to the Reorganization, but at a lower cost.

  THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE PLAN OF REORGANIZATION OF THE FUNDS AS SEPARATE SERIES OF THE TRUST AS SET FORTH IN THIS PROPOSAL V. UNMARKED PROXIES WILL BE SO VOTED.

                              VI. OTHER BUSINESS

   The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

   Litigation filed against the Trust. On October 12, 1999, a lawsuit was filed against the Trust by Trans Texas Holdings Corporation in the United States District Court for the Western District of Texas alleging patent infringement (Texas Civil Action Number A 99CA658SS). The complaint names PIMCO Advisors, L.P. and PIMCO Funds as defendants. The complaint alleges, among other things, infringement of United States Patent No. 5,832,461 ("461 Patent") by making, selling and/or offering for sale or use in the United States mutual funds, including the PIMCO Real Return Bond Fund, embodying the claimed invention in the 461 Patent and contributing to and/or inducing infringement of the 461 Patent. The complaint seeks judgment, injunctive relief, compensatory and exemplary damages, interest, costs, attorney fees and such other and further relief as the Court deems just and proper. While the ultimate outcome of this matter is not presently determinable, the Trust intends to defend vigorously against the suit.

                              VOTING INFORMATION

   Proxy Solicitation. The costs of the Meeting, including the solicitation of proxies, will be paid by PIMCO Advisors and Allianz of America. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by officers or agents of the Trust. D.F. King & Co., Inc. ("D.F. King") has been retained to assist with proxy solicitation activities.The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

   Shareholder Voting. Shareholders of record at the close of business on December 20, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

   As of the Record Date, the following number of shares of each Fund, representing the corresponding number of votes, were outstanding:

                                                                      Number of
                                                                       Shares
                                                                     Outstanding
   Fund                                                                (Votes)
   ----                                                              -----------
   International Bond Fund.......................................... 142,619,915
   Emerging Markets Bond Fund II....................................  30,377,688

   As of December 15, 1999, the persons owning of record or beneficially 5% or more of the Funds are set forth in Appendix G.

   Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

   The presence in person or by proxy of the holders of a majority of the outstanding shares of each Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

   Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and
(b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on each proposal. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on certain of the proposals to be considered at the meeting without instructions from the beneficial owners of the Fund's shares.

   In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

   Electronic Voting. Shareholders may give voting instructions via the Internet or by touchtone telephone by following the instructions enclosed with the proxy card.

   Telephone Voting. Shareholders may also give voting instructions over the telephone by calling 1-800-949-2583. A representative of D.F. King will answer shareholders' calls. When receiving a shareholder's instructions by telephone, the D.F. King representative is required to ask the shareholder's full name, address, the last four digits of the shareholder's social security number or employer identification number, title (if the shareholder giving the proxy is authorized to act for an entity, such as a corporation), the name of the Funds owned and to confirm that the shareholder has received the proxy statement in the mail. If the information provided by the shareholder matches the information provided to D.F. King by PIMCO, then the D.F. King representative will explain the proxy process. D.F. King is not permitted to recommend to shareholders how to vote, other than to read any recommendation included in the proxy statement. Shareholder instructions will be recorded by D.F. King and transmitted to the official tabulator.

   Voting by Mail or Facsimile. In addition to voting via the Internet and by telephone, shareholders may also sign and mail or fax the proxy card received with the proxy statement or attend the Meeting in person.

   As the Meeting date approaches, each shareholder may receive a call from a representative of D.F. King if PIMCO has not yet received the shareholder's vote. D.F. King may ask shareholders for authority, by telephone or by electronically transmitted instructions, to permit D.F. King to sign a proxy on their behalf. D.F. King will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

   Required Vote. Shareholders of all Funds of the Trust vote together on Proposals I and IV, shareholders vote separately by Fund on Proposals II, III, and V and shareholders will vote as necessary on any other proposal. Election of a person as Trustee (Proposal I) requires the vote of shareholders owning of record a plurality of the shares of the Funds voting at the Meeting, if a quorum is present. Approval of Proposals II and III each requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Approval of Proposals IV and V each require the vote of a majority of the shares outstanding and entitled to vote.

   Shareholder Proposals. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

   Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

   To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                          By Order of the Board of Trustees

                                          Garlin G. Flynn, Secretary

Newport Beach, California
January 12, 2000

                                  APPENDIX A

                                    FORM OF
                         INVESTMENT ADVISORY CONTRACT

                                  PIMCO FUNDS
                           840 Newport Center Drive
                        Newport Beach, California 92260

                                        , 2000

Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, California 92260

Dear Sirs:

   This will confirm the agreement between the undersigned (the "Trust") and Pacific Investment Management Company (the "Adviser") as follows:

   1. The Trust is an open-end investment company which currently has forty-one separate investment portfolios, all of which are subject to this agreement: the Money Market Fund; the Short-Term Fund; the Low Duration Fund; the Low Duration Fund II; the Low Duration Fund III; the Low Duration Mortgage Fund; the Moderate Duration Fund; the Real Return Bond Fund; the Total Return Fund; the Total Return Fund II; the Total Return Fund III; the Total Return Mortgage Fund; the Commercial Mortgage Securities Fund; the High Yield Fund; the Long-Term U.S. Government Fund; the Long Duration Fund; the Global Bond Fund; the Global Bond Fund II; the Foreign Bond Fund; the International Bond Fund; the Emerging Markets Bond Fund; the Emerging Markets Bond Fund II; the Short Duration Municipal Income Fund; the Municipal Bond Fund; the California Intermediate Municipal Bond Fund; the New York Intermediate Municipal Bond Fund; the Strategic Balanced Fund; the Convertible Bond Fund; the StocksPLUS Fund; the StocksPLUS Short Strategy Fund; the Short-Term Portfolio; the Short-Term Portfolio II; the U.S. Government Sector Portfolio; the U.S. Government Sector Portfolio II; the Mortgage Portfolio; the Mortgage Portfolio II; the Investment Grade Corporate Portfolio; the High Yield Portfolio; the International Portfolio; the Emerging Markets Portfolio; and the Real Return Bond Portfolio (the "Funds"). Additional investment portfolios may be established in the future. This Contract shall pertain to the Funds and to such additional investment portfolios as shall be designated in Supplements to this Contract, as further agreed between the Trust and the Adviser. Five separate classes of shares of beneficial interest in the Trust are offered to investors in each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions applicable to that Fund as specified in the currently effective Prospectus (the "Prospectus") for the Trust included in the registration statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 ("1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract, as amended (the "Distribution Contract"), between the Trust and PIMCO Advisors Distribution Company (the "Distributor"), the Fund has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust. Pursuant to an Administration Agreement ("Administration Agreement") between the Trust and the Adviser, the Trust has also retained the Adviser to provide the Fund with administrative and other services.

   2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

   3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

      (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this contract, as amended, pursuant to which some or all of the foregoing expenses of this
Section 3(b) shall be the responsibility of the other party or parties to that agreement.

   4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information.

      Consistent with the investment objectives, policies and restrictions applicable to the Trust and its Fund, the Adviser will determine the securities and other assets to be purchased or sold by each Fund of the Trust and will determine what portion of each Fund shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

      The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

      (b) The Adviser also shall provide to the officers of the Trust administrative assistance in connection with the operation of the Trust and the Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Trust and the Funds.

      (c) As manager of the assets of the Funds, the Adviser shall make investments for the account of the Funds in accordance with the Adviser's best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees.

      (d) The Adviser shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Trust and its Funds and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

      (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other of its clients, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other customers.

      (f) The Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Trust and any other of the Adviser's clients.

   5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever, provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

   6. In consideration of the services to be rendered by the Adviser under this Contract, each Fund of the Trust shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month, at the following annual rates: Money Market Fund--0.15%; Short Duration Municipal Income Fund--0.20%; Commercial Mortgage Securities Fund, Strategic Balanced Fund, Convertible Bond Fund, StocksPLUS Fund, and StocksPLUS Short Strategy Fund--0.40%; Emerging Markets Bond Fund and Emerging Markets Bond II Fund--0.45%; Short-Term Portfolio, Short-Term Portfolio II, U.S. Government Sector Portfolio, U.S. Government Sector Portfolio, Mortgage Portfolio, Mortgage Portfolio II, Investment Grade Corporate Portfolio, High Yield Portfolio, International Portfolio, Emerging Markets Portfolio, and the Real Return Bond Portfolio--0.02%; and all other Funds--0.25%.

   If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

   7. If the aggregate expenses of every character incurred by, or allocated to, the Trust in any fiscal year, other than interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract ("includable expenses"), shall exceed the expense limitations applicable to the Trust imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall pay the Trust an amount equal to that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Adviser will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to the Trust, the monthly fees relating to the Trust payable to the Adviser under this Contract and under the Administration Agreement for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph
7. For purposes of the foregoing, the value of the net assets of each Fund of the Trust shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

   8. (a) This Contract shall become effective with respect to the Funds on , 2000 (and, with respect to any amendment, or with respect to any additional fund, the date of the amendment or Supplement hereto) and shall continue in effect with respect to a Fund for a period of more than two years from that date (or, with respect to any additional fund, the date of the Supplement) only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust's Board of Trustees and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

      (b) This Contract may be terminated with respect to a Fund (or any additional fund) at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract (or any Supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940
Act).

   9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

   10. The investment management services of the Adviser to the Trust under this contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

   11. This Contract shall be construed in accordance with the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

   12. The Declaration of Trust establishing the Trust, dated              , a
copy of which, together with all amendments thereto (the "Declaration"), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "PIMCO Funds" refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

   If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          PIMCO FUNDS

                                          By __________________________________
                                             _________________________________
                                             Title

ACCEPTED:

PACIFIC INVESTMENT MANAGEMENT COMPANY

By: ______________________________________
 _________________________________________
Title

                      FORM OF SECOND AMENDED AND RESTATED
                           ADMINISTRATION AGREEMENT

   SECOND AMENDED AND RESTATED ADMINISTRATION AGREEMENT, made this      day
of           , 2000 amending and restating the Amended and Restated
Administration Agreement dated February 24, 1998, as amended to date, between PIMCO Funds (the "Trust"), a Massachusetts business trust, and Pacific Investment Management Company (the "Administrator" or "PIMCO").

   WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and each series of the Trust issues its Shares in up to six classes: Class A, Class B, Class C, Class D, the Institutional Class and the Administrative Class, with each such class representing interests in the same portfolio of securities and other assets; and

   WHEREAS, the Trust has established thirty series, which are designated as the Money Market Fund; the Short-Term Fund; the Low Duration Fund; the Low Duration Fund II; the Low Duration Fund III; the Low Duration Mortgage Fund; the Moderate Duration Fund; the Real Return Bond Fund; the Total Return Fund; the Total Return Fund II; the Total Return Fund III; the Total Return Mortgage Fund; the Commercial Mortgage Securities Fund; the High Yield Fund; the Long-Term U.S. Government Fund; the Long Duration Fund; the Global Bond Fund; the Global Bond Fund II; the Foreign Bond Fund; the International Bond Fund; the Emerging Markets Bond Fund; the Emerging Markets Bond Fund II; the Short Duration Municipal Income Fund; the Municipal Bond Fund; the California Intermediate Municipal Bond Fund; the New York Intermediate Municipal Bond Fund; the Strategic Balanced Fund; the Convertible Bond Fund; the StocksPLUS Fund; and the StocksPLUS Short Strategy Fund; such series, together with any other series subsequently established by the Trust, with respect to which the Trust desires to retain the Administrator to render administrative services hereunder, and with respect to which the Administrator is willing to do so, being herein collectively referred to also as the "Funds"; and

   WHEREAS, pursuant to an Investment Advisory Contract dated       , 2000,
between the Trust and PIMCO ("Investment Advisory Contract"), the Trust has retained PIMCO to provide investment advisory services with respect to the Funds in the manner and on the terms set forth therein; and

   WHEREAS, the Trust wishes to retain PIMCO to provide or procure administrative and other services to the Funds and their shareholders, including services which may be deemed to constitute distribution-related services with respect to Class D shares; and

   WHEREAS, PIMCO is willing to furnish and/or to arrange for such services in the manner and on the terms hereinafter set forth;

   NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

   1. Appointment. The Trust hereby appoints PIMCO as the Administrator to provide or procure the administrative and other services with respect to the Funds for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees during such period to render the services herein set forth for the compensation herein provided.

   In the event the Trust establishes and designates additional series with respect to which it desires to retain the Administrator to render or procure administrative and other services hereunder, it shall notify the Administrator in writing. If the Administrator is willing to render or procure such services it shall notify the Trust in writing, whereupon the portfolio represented by such additional series shall become a Fund hereunder.

   2. Duties. Subject to the general supervision of the Board of Trustees, the Administrator shall provide or cause to be furnished all administrative and other services reasonably necessary for the operation of the Funds, including, in the case of Class D shares, certain shareholder and distribution-related services, but not including the investment advisory services provided pursuant to the Investment Advisory Contract with the Trust or the distribution services provided by PIMCO Funds Distributors LLC ("PFD") pursuant to its Distribution Contract with the Trust.

    (a) Administrative Services. These services shall include the following:
  (i) coordinating matters relating to the operation of the Funds, including any necessary coordination among the adviser or advisers to the Funds, the custodian, transfer agent, dividend disbursing agent, and recordkeeping agent (including pricing and valuation of the Funds), accountants, attorneys, and other parties performing services or operational functions for the Funds; (ii) providing the Funds, at the Administrator's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws as well as other applicable laws and to provide effective administration of the Funds; (iii) maintaining or supervising the maintenance by third parties of such books and records of the Trust and the Funds as may be required by applicable federal or state law, other than the records and ledgers maintained under the Investment Advisory Contract; (iv) preparing or supervising the preparation by third parties of all federal, state, and local tax returns and reports of the Funds required by applicable law; (v) preparing, filing, and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required to register the shares of the Funds and qualify the Trust to do business or as otherwise required by applicable law; (vii) taking such other action with respect to the Funds, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies; and (viii) providing the Funds, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for the Funds' operations as contemplated in this Agreement.

    (b) Other Services. The Administrator shall also procure on behalf of the Trust and the Funds, and at the expense of the Administrator, the following persons to provide services to the Funds: (i) a custodian or custodians for the Funds to provide for the safekeeping of the Funds' assets; (ii) a recordkeeping agent to maintain the portfolio accounting records for the Funds; (iii) a transfer agent for the Funds; and (iv) a dividend disbursing agent for the Funds. The Trust may be a party to any agreement with any of the persons referred to in this Section 2(b).

    (c) Retail Class Services. In addition to the Administrator's responsibilities as specified in Subsections (a) and (b) above, subject to the approval or consent of the Board of Trustees, the Administrator, at its own expense, also shall provide, directly or through persons selected by the Administrator, to the Class A, Class B, Class C and Class D shares (the "Retail Classes") of the Funds administrative, recordkeeping, and shareholder services reasonably required by the Retail Classes of the Funds, which may include some or all of the following services: (i) transfer agency services reasonably necessary to meet the increased account activity associated with Retail Classes; (ii) dividend disbursing services reasonably necessary to meet the increased number of accounts associated with the Retail Classes; (iii) preparing and arranging for the distribution of prospectuses, statements of additional information, proxy materials, periodic reports to shareholders, and other communications with Retail Class shareholders; and (iv) taking such other actions and providing or procuring such other services with respect to the Retail Classes as are reasonably necessary or desirable.

    (d) Special Class D Services. The Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations: (i) facilities for placing orders directly for the purchase of a Fund's shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a

  Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

    The Administrator shall not be required to provide directly hereunder any of the foregoing services which may cause the Administrator to be engaged in the business of effecting transactions in securities for the account of others, or to induce or attempt to induce the purchase or sale of any security, but may procure such services on behalf of the Trust from certain Service Organizations. The parties hereto acknowledge that the Administrator has entered into an agreement with its affiliate, PFD, the Trust's principal underwriter, under which PFD is compensated for certain services contemplated by this Agreement, including shareholder and distribution-related services, at the rate of 0.25% per annum of all assets attributable to Class D shares sold through PFD (the "PFD Fees").

    The Administrator and the Trust understand that some or all of the services described in this subparagraph (d) may be deemed to represent services primarily intended to result in the sale of Class D shares ("Special Class D Services"). The Administrator agrees to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and PFD at least quarterly and in a manner that permits the Qualified Trustees (hereinafter defined) to determine that portion of the fees hereunder which represents reimbursements in respect of Special Class D Services.

    (e) Personnel. The Administrator shall also make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration of the Funds and services provided to the Funds under this agreement.

    (f) Standards; Reports. In performing these services, the Administrator:

      (i) shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Trust's Registration Statement filed an Form N-1A as supplemented or amended from time to time;

      (ii) will make available to the Trust, promptly upon request, any of the Funds' books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Administrator's services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

      (iii) will, in addition to reports required by Section 2(d), regularly report to the Trust's Board of Trustees on the services provided under this Agreement and will furnish the Trust's Board of Trustees with respect to the Funds such periodic and special reports as the Trustees may reasonably request.

   3. Documentation. The Trust has delivered copies of each of the following documents to the Administrator and will deliver to it all future amendments and supplements thereto, if any:

    (a) the Trust's Registration Statement as filed with the SEC and any amendments thereto; and

    (b) exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

   4. Independent Contractor. The Administrator shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

   5. Compensation. As compensation for the services rendered under this Agreement, the Trust shall pay to the Administrator a monthly fee, calculated as a percentage (on an annual basis) of the average daily value of the net assets of each of the Funds during the preceding month. The fee rates applicable to each Class of a Fund shall be set forth in a schedule to this Agreement. The fees payable to the Administrator for all of the Funds shall be computed and accrued daily and paid monthly. If the Administrator shall serve for less than any whole month, the foregoing compensation shall be prorated. Any portion of the fees paid hereunder in respect of Class D shares representing reimbursement for the Administrator's and PFD's out-of-pocket expenditures and internally allocated expenses in respect of Special Class D Services of any Fund (as reviewed quarterly by the Trustees based on the reports described in Section 2(d) above) shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. To the extent such out-of-pocket expenditures and internally allocated expenses exceed such rate, such excess shall be paid by the Administrator and/or PFD from their own resources (which may include legitimate profits from serving as investment adviser and/or administrator) and shall not be used as a basis for justifying or evaluating fees paid hereunder to the Administrator in respect of services other than the Special Class D Services.

   6. Special Class D Services: Distribution Plan. To the extent that this Agreement relates to payments made in connection with the distribution of the Funds' Class D shares (i.e., Special Class D Services), it shall also constitute a "distribution plan" and a "related agreement" within the meaning of Rule 12b-1 under the 1940 Act. As required by said Rule 12b-1 in respect of distribution plans, to the extent this Agreement is a distribution plan: (a) the term of this Agreement is as provided in Section 10 below; (b) the Administrator shall provide to the Trustees of the Trust, and all such Trustees shall review, at least quarterly, a written report of the amounts expended by the Trust for Special Class D Services and the purposes for which such expenditures were made; and (c) this Agreement may be terminated as provided in Section 10 (b) below. As required by said Rule 12b-1 in respect of agreements related to distribution plans, to the extent this Agreement is an agreement related to a distribution plan: (a) this Agreement may be terminated as provided in Section 10 below; and (b) this Agreement may also terminate in the circumstances described in Section 15(d) below. This Agreement may not be amended to increase materially the maximum amount specified in Section 5 (i.e., the rate of 0.25% per annum) payable out of Class D assets for Special Class D Services without approval by a majority of the outstanding Class D shares (as defined in Section 2(a)(42) of the 1940 Act in respect of voting securities) of a Fund. All material amendments to this Agreement (insofar as the relevant provision constitutes a part of a distribution plan) must be approved by a majority of the Qualified Trustees. Insofar as this Agreement constitutes a distribution plan for Class D shares, its provisions are severable for that Class.

   It is acknowledged and agreed that classes of shares other than Class D may have separately documented distribution plans and related agreements.

   7. Non-Exclusivity. It is understood that the services of the Administrator hereunder are not exclusive, and the Administrator shall be free to render similar services to other investment companies and other clients.

   8. Expenses. During the term of this Agreement, the Administrator will pay all expenses incurred by it in connection with its obligations under this Agreement, except such expenses as are assumed by the Funds under this Agreement, and any expenses that are paid under the terms of the Investment Advisory Contract. The

Administrator assumes and shall pay for maintaining its staff and personnel and shall, at its own expense provide the equipment, office space, office supplies (including stationery), and facilities necessary to perform its obligations under this Agreement. In addition, the Administrator shall bear the following expenses under this Agreement:

    (a) Expenses of all audits by the Trust's independent public accountants;

    (b) Expenses of the Trust's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Trust's custodial services, including any recordkeeping services provided by the custodian;

    (d) Expenses of obtaining quotations for calculating the value of each Fund's net assets;

    (e) Expenses of obtaining Portfolio Activity Reports for each Fund;

    (f) Expenses of maintaining the Trust's tax records;

    (g) Costs and/or fees, including legal fees, incident to meetings of the Trust's shareholders, the preparation, printing and mailings of prospectuses, notices and proxy statements and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence and qualification to do business, and the expense of issuing, redeeming, registering and qualifying for sale, shares with federal and state securities authorities;

    (h) The Trust's ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Massachusetts business trust registered as an open-end management investment company;

    (i) Costs of printing certificates representing shares of the Trust;

    (j) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (k) Association membership dues; and

    (l) Services of Service Organizations rendered in respect of Class D shares, to the extent and subject to the conditions set forth in Sections 2(d), 5 and 6 hereof.

  The Trust shall bear the following expenses:

    (a) Salaries and other compensation or expenses, including travel expenses, of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, partners or employees of the Administrator or its subsidiaries or affiliates;

    (b) Taxes and governmental fees, if any, levied against the Trust or any of its Funds;

    (c) Brokerage fees and commissions, and other portfolio transaction expenses incurred for any of the Funds;

    (d) Costs, including the interest expenses, of borrowing money;

    (e) Fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of trustees who are not officers, employees, partners or shareholders of PIMCO or its subsidiaries or affiliates;

    (f) Extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto;

    (g) Organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and

    (h) Any expenses allocated or allocable to a specific class of shares, including fees paid in respect of classes other than Class D pursuant to a separate administrative service or distribution plan.

   9. Liability. The Administrator shall give the Trust the benefit of the Administrator's best efforts in rendering services under this Agreement. The Administrator may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Administrator's undertaking to render services under this Agreement, the Trust agrees that neither the Administrator nor its stockholders, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Administrator's duties, or by reason of reckless disregard of the Administrator's obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Administrator and that of its stockholders, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Administrator or provide a defense for any other person including persons that provide services for the Funds as described in Section 2(b), (c) or (d) of this Agreement.

   10. Term and Continuation. This Amended and Restated Agreement shall take effect as of the date indicated above, and shall remain in effect, unless sooner terminated as provided herein, for one year from such date, and shall continue thereafter on an annual basis with respect to each Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Trust or the Administrator, and who have no direct or indirect financial interest in the operation of this agreement or any agreement related to Special Class D Services ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Failure of the Qualified Trustees to renew this Agreement and/or its termination by shareholder vote, assignment, or otherwise, shall not preclude the Board of Trustees from approving a substitute agreement in the manner provided under applicable law.

    (a) Except as provided in Section 10(b) below, this Agreement may be terminated:

      (i) by the Trust at any time with respect to the services provided by the Administrator, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Fund or class, by vote of a majority of the outstanding voting shares of such Fund or class, on 60 days' written notice to the Administrator;

      (ii) at the expiration of the one-year period commencing on the date of this Amended and Restated Agreement, by the Administrator at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

    (b) insofar as it relates to Class D shares of any Fund(s), at any time, without the payment of any penalty, by a majority of the Qualified Trustees or by vote of a majority of the outstanding Class D shares.

   11. Use of Name. It is understood that the name "Pacific Investment Management Company" or "PIMCO" or any derivative thereof or logo associated with those names are the valuable property of PIMCO and its affiliates, and that the right of the Trust and/or the Funds to use such names (or derivatives or logos) shall be governed by the Investment Advisory Contract.

   12. Notices. Notices of any kind to be given to the Administrator by the Trust shall be in writing and shall be duly given if mailed or delivered to the Administrator at 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Administrator. Notices of any kind to be given to the Trust by the Administrator shall be in writing and shall be duly given if mailed or delivered to 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Trust.

   13. Trust Obligation. A copy of the Trust's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obligations of this Agreement shall only be binding upon the assets and property of each Fund and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

   14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

   15. Miscellaneous. (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order of the SEC thereunder.

    (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party, hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

    (c) The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

    (d) This Agreement may not be assigned by the Trust or the Administrator without the consent of the other party. This Agreement will terminate with respect to the Class D shares in the event of its "assignment" (as defined in the 1940 Act).

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                          PIMCO FUNDS

                                          By: _________________________________
                                             Title: President

                                          PACIFIC INVESTMENT
                                           MANAGEMENT COMPANY

                                          By: _________________________________
                                             Title: Managing Director

                                   APPENDIX B

                            INFORMATION ABOUT PIMCO

   The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading advisor with the Commodity Futures Trading Commission.

   PIMCO's directors and principal executive officer, their principal occupations and dates of service are shown below. The address of each director and officer is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

 Name
 Length of Service
 with PIMCO                           Position and Principal Occupation
 -----------------                    ---------------------------------
 William S. Thompson, Jr. .. Managing Director, Chief Executive Officer and
  April 1993 to Present      Executive Committee Member, PIMCO; Managing
                             Director, Chief Executive Officer and Director,
                             PIMCO Management, Inc.; Member of Management Board
                             and Executive Committee, PIMCO Advisors L.P.;
                             President, Chief Executive Officer and Member,
                             PIMCO Partners LLC.

 William R. Benz, II........ Managing Director, PIMCO; Managing Director and
  June 1986 to Present       Director, PIMCO Management, Inc.; Member of PIMCO
                             Partners LLC.

 Robert Wesley Burns........ Managing Director and Executive Committee Member,
  February 1987 to Present   PIMCO; Managing Director and Director, PIMCO
                             Management, Inc.; Member of PIMCO Partners LLC.

 Chris P. Dialynas.......... Managing Director, PIMCO; Managing Director and
  July 1983 to Present       Director, PIMCO Management, Inc.; Member of PIMCO
                             Partners LLC.

 Mohamed A. El-Erian........ Managing Director, PIMCO; Managing Director and
  May 1999 to Present        Director, PIMCO Management, Inc.

 William H. Gross........... Managing Director, PIMCO; Managing Director and
  June 1971 to Present       Director, PIMCO Management, Inc.; Director and
                             Vice President, StocksPLUS Management, Inc.;
                             Member of Management Board, PIMCO Advisors L.P.;
                             Member of PIMCO Partners LLC.

 John L. Hague.............. Managing Director and Executive Committee Member,
  September 1987 to Present  PIMCO; Managing Director and Director, PIMCO
                             Management, Inc.; Member of PIMCO Partners LLC.

 Pasi M. Hamalainen......... Managing Director, PIMCO; Managing Director and
  January 1994 to Present    Director, PIMCO Management, Inc.

 Brent R. Harris............ Managing Director and Executive Committee Member,
  June 1985 to Present       PIMCO; Managing Director and Director, PIMCO
                             Management, Inc.; Director and Vice President,
                             StocksPLUS Management, Inc.; Member of Management
                             Board and Executive Committee, PIMCO Advisors
                             L.P.; Member of PIMCO Partners LLC.

 Brent L. Holden............ Managing Director, PIMCO; Managing Director and
  December 1989 to Present   Director, PIMCO Management, Inc.

 Margaret E. Isberg......... Managing Director, PIMCO; Managing Director and
  August 1983 to Present     Director, PIMCO Management, Inc.; Member of PIMCO
                             Partners LLC.

 John S. Loftus............. Managing Director, PIMCO; Managing Director and
  August 1986 to Present     Director, PIMCO Management, Inc.

 Name
 Length of Service
 with PIMCO                          Position and Principal Occupation
 -----------------                   ---------------------------------
 Dean S. Meiling........... Managing Director, PIMCO; Managing Director and
  December 1976 to Present  Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 James F. Muzzy............ Managing Director and Executive Committee Member,
  September 1971 to Present PIMCO; Managing Director and Director, PIMCO
                            Management, Inc.; Director and Vice President,
                            StocksPLUS Management, Inc.; Member of PIMCO
                            Partners LLC.

 William F. Podlich, III... Managing Director, PIMCO; Managing Director and
  June 1966 to Present      Director, PIMCO Management, Inc.; Member of
                            Management Board, PIMCO Advisors L.P.; Member of
                            PIMCO Partners LLC.

 William C. Powers......... Managing Director, PIMCO; Managing Director and
  January 1991 to Present   Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 Ernest L. Schmider........ Managing Director and Secretary, PIMCO; Managing
  March 1994 to Present     Director, Director and Secretary, PIMCO Management,
                            Inc; Director and Assistant Secretary, StocksPLUS
                            Management, Inc.; Senior Vice President, PIMCO
                            Advisors L.P.; Secretary, PIMCO Partners LLC.

 Lee R. Thomas............. Managing Director, PIMCO; Managing Director and
  April 1995 to Present     Director, PIMCO Management, Inc.; Member of PIMCO
                            Partners LLC.

 Benjamin L. Trosky........ Managing Director, PIMCO; Managing Director and
  October 1990 to Present   Director, PIMCO Management, Inc.; Member of
                            Management Board, PIMCO Advisors L.P.; Member of
                            PIMCO Partners LLC.

   The following are the officers of the Funds who are not Trustees, their ages, positions with the Trust and principal occupations during the past five years. The address of all officers is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

                       Length of                          Principal Occupation(s)
                      Service with     Position with       During the Past Five
     Name and Age      the Trust         the Trust                Years
     ------------     ------------ --------------------- -----------------------
 Michael G. Dow...... 8/95-Present Senior Vice President Senior Vice President,
  Age 36                                                 PIMCO. Formerly Fixed
                                                         Income Specialist,
                                                         Salomon Brothers, Inc.;
                                                         Vice President
                                                         Operations, Citibank NA
                                                         Global Consumer Banking
                                                         Group.

 William H. Gross.... 4/87-Present Senior Vice President Managing Director,
  Age 55                                                 PIMCO; Senior Vice
                                                         President, PIMCO
                                                         Variable Insurance
                                                         Trust.

 Margaret Isberg..... 4/87-Present Senior Vice President Managing Director,
  Age 43                                                 PIMCO.

 Jeffrey M. Sargent.. 2/93-Present Senior Vice President Vice President and
  Age 36                                                 Manager of Investment
                                                         Operations Shareholder
                                                         Services, PIMCO; Senior
                                                         Vice President, PIMCO
                                                         Commercial Mortgage
                                                         Securities Trust, Inc.
                                                         and PIMCO Variable
                                                         Insurance Trust; Vice
                                                         President, PIMCO Funds:
                                                         Multi-Manager Series.

 Leland T. Scholey... 2/96-Present Senior Vice President Senior Vice President,
  Age 47                                                 PIMCO. Formerly Vice
                                                         President, PIMCO.

 Raymond C. Hayes.... 2/95-Present Vice President        Vice President, PIMCO.
  Age 54                                                 Formerly Marketing
                                                         Director, Pacific
                                                         Financial Asset
                                                         Management Corporation.

                               Length of                   Principal Occupation(s)
                             Service with  Position with    During the Past Five
        Name and Age           the Trust     the Trust              Years
        ------------         ------------- -------------- ------------------------
 Thomas J. Kelleher, III.... 3/96-Present  Vice President Vice President, PIMCO.
  Age 49                                                  Previously associated
                                                          with Delaware Trust,
                                                          Mellon Bank and Girard
                                                          Trust (bank trust
                                                          departments).

 Henrik P. Larsen........... 2/99-Present  Vice President Manager, Fund
  Age 29                                                  Administration, PIMCO;
                                                          Vice President, PIMCO
                                                          Commercial Mortgage
                                                          Securities Trust, Inc.
                                                          and PIMCO Variable
                                                          Insurance Trust.
                                                          Formerly Supervisor,
                                                          PIMCO.

 Daniel T. Ludwig........... 2/99-Present  Vice President Account Manager, PIMCO.
  Age 41                                                  Formerly Vice President,
                                                          Fidelity Investments;
                                                          Institutional Sales
                                                          Representative, CS First
                                                          Boston.

 Andre Mallegol............. 3/97-Present  Vice President Vice President, PIMCO.
  Age 33                                                  Formerly associated with
                                                          Fidelity Investments
                                                          Institutional Services
                                                          Company.

 James F. Muzzy............. 4/87-Present  Vice President Managing Director,
  Age 60                                                  PIMCO; Senior Vice
                                                          President, PIMCO
                                                          Variable Insurance
                                                          Trust.

 Douglas J. Ongaro.......... 8/95-Present  Vice President Vice President, PIMCO.
  Age 38                                                  Formerly Regional
                                                          Marketing Manager,
                                                          Charles Schwab & Co.,
                                                          Inc.

 David J. Pittman........... 7/97-Present  Vice President Vice President, PIMCO.
  Age 51                                                  Formerly a senior
                                                          executive with Bank of
                                                          America, the Northern
                                                          Trust Co. and
                                                          NationsBank.

 Mark A. Romano............. 11/97-Present Vice President Vice President, PIMCO.
  Age 41                                                  Previously associated
                                                          with Wells Fargo's
                                                          institutional money
                                                          management group and
                                                          First Interstate's
                                                          Pacifica family of
                                                          mutual funds.

 William S. Thompson, Jr. .. 11/93-Present Vice President Chief Executive Officer
  Age 54                                                  and Managing Director,
                                                          PIMCO; Senior Vice
                                                          President, PIMCO
                                                          Variable Insurance
                                                          Trust; Vice President,
                                                          PIMCO Commercial
                                                          Mortgage Securities
                                                          Trust, Inc.

 John P. Hardaway........... 8/90-Present  Treasurer      Senior Vice President
  Age 42                                                  and Manager of
                                                          Investment Operations
                                                          Accounting, PIMCO;
                                                          Treasurer, PIMCO
                                                          Commercial Mortgage
                                                          Securities Trust, Inc.,
                                                          PIMCO Funds: Multi-
                                                          Manager Series and PIMCO
                                                          Variable Insurance
                                                          Trust. Formerly Vice
                                                          President, PIMCO.

 Garlin G. Flynn............ 8/95-Present  Secretary      Specialist, PIMCO;
  Age 53                                                  Secretary, PIMCO
                                                          Commercial Mortgage
                                                          Securities Trust, Inc.
                                                          and PIMCO Variable
                                                          Insurance Trust;
                                                          Assistant Secretary,
                                                          PIMCO Funds: Multi-
                                                          Manager Series. Formerly
                                                          Senior Fund
                                                          Administrator, PIMCO;
                                                          Senior Mutual Fund
                                                          Analyst, PIMCO Advisors
                                                          Institutional Services.

                          Length of                        Principal Occupation(s)
                        Service with     Position with      During the Past Five
      Name and Age        the Trust        the Trust                Years
      ------------      ------------- ------------------- ------------------------
 Joseph D. Hattesohl... 2/95-Present  Assistant Treasurer Vice President and
  Age 35                                                  Manager of Financial
                                                          Reporting and Taxation,
                                                          PIMCO; Assistant
                                                          Treasurer, PIMCO Funds:
                                                          Multi-Manager Series,
                                                          PIMCO Commercial
                                                          Mortgage Securities
                                                          Trust, Inc. and PIMCO
                                                          Variable Insurance
                                                          Trust. Formerly, Manager
                                                          of Fund Taxation, PIMCO;
                                                          Director of Financial
                                                          Reporting, Carl I. Brown
                                                          & Co.

 Michael J. Willemsen.. 11/88-Present Assistant Secretary Manager, PIMCO;
  Age 39                                                  Assistant Secretary,
                                                          PIMCO Commercial
                                                          Mortgage Securities
                                                          Trust, Inc. and PIMCO
                                                          Variable Insurance
                                                          Trust. Formerly Project
                                                          Lead, PIMCO.

Other Investment Company Clients

   PIMCO also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at September 30, 1999.

                                                                  Approximate
         Name of Fund                  Advisory Fee Rate             Assets
         ------------                  -----------------          -----------
 PIMCO VARIABLE INSURANCE
 TRUST
 Foreign Bond Portfolio......  Annual rate of 0.60% of average
                               daily net assets                   $  5,031,932

 FREMONT MUTUAL FUNDS, INC.
 Global Bond Fund............  Annual rate of 0.30% of average    $ 24,283,647
                               daily net assets paid quarterly

 FORWARD GLOBAL FUND
 Forward Global Fund.........  Annual rate of 0.35% of average    $ 30,263,618
                               daily nets assets on amounts
                               under $200 million and 0.30% on
                               amounts over $200 million.

 MANULIFE
 Manulife Global Bond Trust..  Annual rate of 0.375% on first     $161,197,318
                               $50 million; 0.35% on
                               $50-200 million; 0.30% on $200-
                               500 million; 0.25% excess over
                               $500 million of daily net assets
                               computed daily and paid monthly

Brokerage Policies

   PIMCO receives research services from many broker-dealers with which it places portfolio transactions. Consistent with applicable law, PIMCO may cause the Funds to pay a broker-dealer which provides brokerage and research services to PIMCO an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. These research services, which in some cases also may be purchased for cash, include such items as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Funds), although not all of these services are necessarily of value in managing the Funds. The management fees paid by the Funds are not reduced because PIMCO and its affiliates receive such services.

   Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                                  APPENDIX C

   PIMCO currently receives a monthly investment advisory fee and administrative fee from each Fund at an annual rate based on average daily net assets of the Fund, as set forth below. For the fiscal year ended March 31, 1999, the aggregate amount of advisory and administrative fees paid by each then-operational Fund was as follows:

                            Investment Aggregate                   Aggregate
                             Advisory   Advisory  Administrative Administrative
           Fund             Fee  Rate     Fees       Fee Rate         Fees
           ----             ---------- ---------- -------------- --------------
International Bond Fund...     0.25%   $1,283,333      0.25%       $1,283,333
Emerging Markets Bond Fund
 II.......................     0.45%      298,301      0.40%          256,156

                                  APPENDIX D

                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

As a matter of fundamental policy, a Fund may not:

Concentration

(1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry; except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

Margin

(2) for the International Bond Fund: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

Borrowing and Senior Securities

(3) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectuses and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Fund's assets);

Loans

(4) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust;

Short Positions

(5) for the Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in the Statement of Additional Information.

                                   APPENDIX E

                                  PIMCO FUNDS

                                    FORM OF
                   AMENDED AND RESTATED DECLARATION OF TRUST

                        DATED                    , 2000

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
ARTICLE I....................................................................   2

  Section 1.1.  Name.........................................................   2
  Section 1.2.  Definitions..................................................   2

ARTICLE II...................................................................   3

  Section 2.1.  General Powers...............................................   3
  Section 2.2.  Investments. ................................................   4
  Section 2.3.  Legal Title. ................................................   5
  Section 2.4.  Issuance and Repurchase of Shares. ..........................   5
  Section 2.5.  Delegation; Committees. .....................................   5
  Section 2.6.  Collection and Payment. .....................................   5
  Section 2.7.  Expenses. ...................................................   6
  Section 2.8.  Manner of Acting; By-laws....................................   6
  Section 2.9.  Miscellaneous Powers.........................................   6
  Section 2.10. Principal Transactions.......................................   6
  Section 2.11. Number of Trustees...........................................   7
  Section 2.12. Election and Term............................................   7
  Section 2.13. Resignation and Removal. ....................................   7
  Section 2.14. Vacancies. ..................................................   7
  Section 2.15. Delegation of Power to Other Trustees........................   8
  Section 2.16. Shareholder Vote, etc........................................   8

ARTICLE III..................................................................   8

  Section 3.1.  Distribution Contract........................................   8
  Section 3.2.  Advisory or Management Contract..............................   8
  Section 3.3.  Affiliations of Trustees or Officers, Etc. ..................   8
  Section 3.4.  Compliance with 1940 Act. ...................................   9

ARTICLE IV...................................................................   9

  Section 4.1.  No Personal Liability of Shareholders, Trustees, Etc.........   9
  Section 4.2.  Non-Liability of Trustees, Etc. .............................   9
  Section 4.3.   Mandatory Indemnification. .................................  10
  Section 4.4.  No Bond Required of Trustees.................................  11
  Section 4.5.  No Duty of Investigation; Notice in Trust Instruments, Etc...  11
  Section 4.6.  Reliance on Experts, Etc.....................................  11

ARTICLE V....................................................................  11

  Section 5.1.  Beneficial Interest..........................................  11
  Section 5.2.  Rights of Shareholders. .....................................  11
  Section 5.3.  Trust Only. .................................................  12
  Section 5.4.  Issuance of Shares. .........................................  12
  Section 5.5.  Register of Shares. .........................................  12
  Section 5.6.  Transfer of Shares. .........................................  12
  Section 5.7.  Notices, Reports.............................................  13
  Section 5.8.  Treasury Shares. ............................................  13

  Section 5.9.  Voting Powers..............................................  13
  Section 5.10. Meetings of Shareholders. .................................  13
  Section 5.11. Series Designation.........................................  13
  Section 5.12. Assent to Declaration of Trust.............................  15
  Section 5.13. Class Designation..........................................  15

ARTICLE VI.................................................................  16

  Section 6.1.  Redemption of Shares.......................................  16
  Section 6.2.  Price......................................................  16
  Section 6.3.  Payment....................................................  16
  Section 6.4.  Effect of Suspension of Determination of Net Asset
                 Value.....................................................  16
  Section 6.5.  Repurchase by Agreement....................................  16
  Section 6.6.  Redemption of Shareholder's Interest. .....................  16
  Section 6.7.  Redemption of Shares in Order to Qualify as Regulated
                 Investment Company; Disclosure of Holding.................  17
  Section 6.8.  Reductions in Number of Outstanding Shares Pursuant to Net
                 Asset Value Formula.......................................  17
  Section 6.9.  Suspension of Right of Redemption. ........................  17

ARTICLE VII................................................................  18

  Section 7.1.  Net Asset Value............................................  18
  Section 7.2.  Distributions to Shareholders. ............................  18
  Section 7.3.  Determination of Net Income; Constant Net Asset Value;
                 Reduction of Outstanding Shares...........................  19
  Section 7.4.  Allocation Between Principal and Income....................  19
  Section 7.5.  Power to Modify Foregoing Procedures.......................  19

ARTICLE VIII...............................................................  19

  Section 8.1.  Duration...................................................  19
  Section 8.2.  Termination of Trust.......................................  20
  Section 8.3.  Amendment Procedure. ......................................  20
  Section 8.4.  Merger, Consolidation and Sale of Assets. .................  21
  Section 8.5.  Incorporation..............................................  21

ARTICLE IX.................................................................  21

ARTICLE X..................................................................  21

  Section 10.1. Filing.....................................................  21
  Section 10.2. Governing Law..............................................  22
  Section 10.3. Counterparts...............................................  22
  Section 10.4. Reliance by Third Parties. ................................  22
  Section 10.5. Provisions in Conflict with Law or Regulations. ...........  22

                                    FORM OF
                 AMENDED AND RESTATED DECLARATION OF TRUST OF
                                  PIMCO FUNDS

                           DATED             , 2000

   AMENDED AND RESTATED DECLARATION OF TRUST made                , 2000, by
the undersigned Trustees;

   WHEREAS, pursuant to a Declaration of Trust dated February 19, 1987, the Trustees established a Massachusetts business trust for the investment and reinvestment of funds contributed thereto, the beneficial interest in which is divided into transferable shares;

   WHEREAS, the Trustees desire to amend and restate said Declaration of Trust in its entirety;

   NOW, THEREFORE, the Trustees restate the Declaration of Trust as follows:

                                   ARTICLE I

                             NAME AND DEFINITIONS

Section 1.

  Section 1.1. Name.

   The name of the Trust created hereby, until and unless changed by the Trustees as provided in Section 8.3(a) hereof, is "PIMCO Funds".

  Section 1.2. Definitions.

   Wherever they are used herein, the following terms have the following respective meanings:

    1."By-laws" means the By-laws referred to in Section 2.8 hereof, as from time to time amended.

    2."Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section
       5.13 hereof.

    3.The term "Commission" has the meaning given it in the 1940 Act. The term "Interested Person" has the meaning given it in the 1940 Act, as modified by any applicable order or orders of the Commission. Except as otherwise defined by the Trustees in conjunction with the establishment of any series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" given it in the 1940 Act.

    4."Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said Section 17(f).

    5."Declaration" means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

    6."Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

    7."His" shall include the feminine and neuter, as well as the masculine genders.

    8."Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

    9."Municipal Bonds" means obligations issued by or on behalf of states, territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or other issuers, the interest from which is exempt from regular Federal income tax.

    10.The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

    11."Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

    12."Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof. Unless the context otherwise requires, the term "Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

    13."Shareholder" means a record owner of Outstanding Shares.

    14."Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown as of a time and from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

    15."Transfer Agent" means any one or more Persons other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

    16.The "Trust" means PIMCO Funds.

    17.The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

    18.The "Trustees" means the person or persons who has or have signed this Declaration, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

                                  ARTICLE II

                                   TRUSTEES

Section 2.

    Section 2.1. General Powers.

   The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

   The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

  Section 2.2. Investments.

   The Trustees shall have the power:

    1. To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

    2. To invest in, hold for investment, or reinvest in, securities, including shares of open-end investment companies; common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

    3. To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities, securities indices and foreign currencies, to purchase or sell options on such contracts, foreign currency contracts, and foreign currencies and to engage in all types of hedging and risk management transactions.

    4. To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets.

    5. To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

    6. To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

    7. To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

    8. To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares.

    9. To invest, through a transfer of cash, securities and other assets or otherwise, all or a portion of the Trust Property, or to sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.

    10. In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

   The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

   The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

  Section 2.3. Legal Title.

   Legal title to all the Trust Property, including the property of any Series of the Trust, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property or the property of any Series of the Trust, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

  Section 2.4. Issuance and Repurchase of Shares.

   The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular Series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

  Section 2.5. Delegation; Committees.

   The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

  Section 2.6. Collection and Payment.

   The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

  Section 2.7. Expenses.

   The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

  Section 2.8. Manner of Acting; By-laws.

   Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

   Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

  Section 2.9. Miscellaneous Powers.

   Subject to Section 5.11 hereof, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

  Section 2.10. Principal Transactions.

   Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, dealer, legal counsel, registrar, Transfer Agent, dividend disbursing agent or Custodian upon customary terms.

  Section 2.11. Number of Trustees.

   The number of Trustees shall initially be one (1), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than fifteen (15).

  Section 2.12. Election and Term.

   Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders, and thereafter until the holding of a Shareholders' meeting as required by the next following sentence. In such event the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

  Section 2.13. Resignation and Removal.

   Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares and, in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any Series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

  Section 2.14. Vacancies.

   The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

  Section 2.15. Delegation of Power to Other Trustees.

   Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

  Section 2.16. Shareholder Vote, etc.

   Not Required. Except to the extent specifically provided to the contrary in this Declaration, the Trustees may exercise each of the powers granted to them in this Declaration without the vote, approval or agreement of the Shareholders, unless such a vote, approval or agreement is required by the 1940 Act or applicable laws of the Commonwealth of Massachusetts.

                                  ARTICLE III

                                   CONTRACTS

III.Section 3.

  Section 3.1. Distribution Contract.

   The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares at a price based on the net asset value of a Share, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this
Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

  Section 3.2. Advisory or Management Contract.

   The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate advisory contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

   The Trustees may also employ, or authorize the Investment Adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-advisers and approved by the Trustees. Any reference in this Declaration to the Investment Adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

  Section 3.3. Affiliations of Trustees or Officers, Etc.

   The fact that:

    a. any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

    b. any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

  Section 3.4. Compliance with 1940 Act.

   Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                  ARTICLE IV

                   LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                              TRUSTEES AND OTHERS

Section 4.

  Section 4.1. No Personal Liability of Shareholders, Trustees, Etc.

   No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this
Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

  Section 4.2. Non-Liability of Trustees, Etc.

   No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  Section 4.3. Mandatory Indemnification.

    1.   Subject to the exceptions and limitations contained in paragraph
         (b) below:

      a. (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

       b. (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    2. No indemnification shall be provided hereunder to a Trustee or officer:

       a. against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

       b. with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

       c. in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

              (1)    by the court or other body approving the settlement or
                  other disposition; or

              (2)    based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

    3. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

    4. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
       Section 4.3, provided that either:

       a. such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

       b. a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

    As used in this Section 4.3, a "Disinterested Trustee" is one who is not
  (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

  Section 4.4. No Bond Required of Trustees.

   No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

  Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc.

   No purchaser, lender, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

  Section 4.6. Reliance on Experts, Etc.

   Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                   ARTICLE V

                         SHARES OF BENEFICIAL INTEREST

Section 5.

  Section 5.1. Beneficial Interest.

   The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

  Section 5.2. Rights of Shareholders.

   The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series of Shares.

  Section 5.3. Trust Only.

   It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

  Section 5.4. Issuance of Shares.

   The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

  Section 5.5. Register of Shares.

   A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

  Section 5.6. Transfer of Shares.

   Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

   Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

  Section 5.7. Notices, Reports.

   Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. A notice of a meeting, an annual report and any other communication to Shareholders need not be sent to a Shareholder
(i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or (iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

  Section 5.8. Treasury Shares.

   Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

  Section 5.9. Voting Powers.

   The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to termination of the Trust as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (v) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or, if a Series or Class would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

  Section 5.10. Meetings of Shareholders.

   A meeting of the Shareholders shall be called by the President and Secretary at the request and in writing or by resolution of a majority of Trustees and shall be held at such times, on such day and at such hour as the Trustees may from time to time determine, either at the principal office of the Trust, or at such other place as may be designated by the Trustees, for the purposes specified in Section 2.12 or 2.13 and for such other purposes as may be specified by the Trustees.

  Section 5.11. Series Designation.

   The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series as the context may require.

  1. All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

  2. The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

  3. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

  4. The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

  5. Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series, except as provided in Section 5.13 hereof. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series, except as provided in Section 5.13 hereof. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

  6. The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and Series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

  Section 5.12. Assent to Declaration of Trust.

   Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

  Section 5.13. Class Designation.

   The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different Classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

  1. All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

  2. The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares or any Series of any Shares into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

  3. Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

  4. The establishment and designation of any Class of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                  ARTICLE VI

                      REDEMPTION AND REPURCHASE OF SHARES

Section 6.

  Section 6.1. Redemption of Shares.

   All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust.

   The Trust shall redeem the Shares upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement under the Securities Act of 1933.

  Section 6.2. Price.

   Shares shall be redeemed at their net asset value, determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

  Section 6.3.  Payment.

   Payment for such Shares shall be made in cash or in property out of the assets of the relevant Series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.

  Section 6.4. Effect of Suspension of Determination of Net Asset Value.

   If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

  Section 6.5. Repurchase by Agreement.

   The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per Share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

  Section 6.6. Redemption of Shareholder's Interest.

  1. The Trust shall have the right at any time without prior notice to the Shareholder to redeem Shares of any Shareholder for their then current net asset value per Share if at such time the

       Shareholder owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all Shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine.

    Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding.

   If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

   The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

    Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula.

   The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

    Section 6.9. Suspension of Right of Redemption.

   The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii),
(iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                  ARTICLE VII

                       DETERMINATION OF NET ASSET VALUE,
                         NET INCOME AND DISTRIBUTIONS
Section 7.

  Section 7.1. Net Asset Value.

   The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of such method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, if no Class has been established, of the Series, or, if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the 1940 Act, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

  Section 7.2. Distributions to Shareholders.

   The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The above provisions may be modified to the extent required by a plan adopted by the Trustees to establish Classes of Shares of the Trust or of a Series.

   Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

     Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares.

   Subject to Section 5.11 and Section 5.13 hereof, the net income of the Trust or any Series shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or a Series, including the advisory or management fee, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such Exchange is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of the Trust or any Series, as so determined, may be declared as a dividend on the Outstanding Shares of the Trust or such Series. If, for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero; or (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset value per Share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.

  Section 7.4. Allocation Between Principal and Income.

   The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

  Section 7.5. Power to Modify Foregoing Procedures.

   Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                 ARTICLE VIII

                        DURATION; TERMINATION OF TRUST;
                           AMENDMENT; MERGERS, ETC.

Section 8.

  Section 8.1. Duration.

   The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

  Section 8.2. Termination of Trust.

    1. The Trust or any Series of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the Shares of the Trust or Series outstanding and entitled to vote at any meeting of Shareholders. Upon the termination of the Trust or any Series,

      a. the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

      b. the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

      c. after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

    2. After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

  Section 8.3. Amendment Procedure.

    1. This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

    2. No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

    3. A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

   Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

  Section 8.4. Merger, Consolidation and Sale of Assets.

   The Trust or any Series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series or class, including its good will, upon such terms and conditions and for such consideration when and as authorized by an instrument in writing signed by a majority of the Trustees.

  Section 8.5. Incorporation.

   When authorized by an instrument in writing signed by a majority of the Trustees, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                  ARTICLE IX

                            REPORTS TO SHAREHOLDERS

Section 9.

   The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus or statement of additional information, of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                   ARTICLE X

                                 MISCELLANEOUS

Section 10.

  Section 10.1. Filing.

   This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless the amendment is embodied in an instrument signed by a majority of the Trustees, each amendment filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration.

  Section 10.2. Governing Law.

   This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the internal laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said State without regard to the choice of law rules thereof.

  Section 10.3. Counterparts.

   This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

  Section 10.4. Reliance by Third Parties.

   Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

  Section 10.5. Provisions in Conflict with Law or Regulations.

   The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

   If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

   IN WITNESS WHEREOF, the undersigned has executed this instrument this
        day of                , 2000.

                                          _____________________________________
                                          as Trustee and not Individually

                                          _____________________________________
                                          as Trustee and not Individually

                                          _____________________________________
                                          as Trustee and not Individually

                                          _____________________________________
                                          as Trustee and not Individually

                                          _____________________________________
                                          as Trustee and not Individually

                                          _____________________________________
                                          as Trustee and not Individually

                       THE COMMONWEALTH OF MASSACHUSETTS

County of Suffolk                                                        , 2000

   Then personally appeared the above-named                    who
acknowledged the foregoing instrument to be his/her free act and deed.

                                          Before me,

                                          _____________________________________
                                          Notary Public

My commission expires:

                                   APPENDIX F


                                    FORM OF

                             PLAN OF REORGANIZATION

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1.  TRANSFER OF ASSETS OF EACH OF THE REORGANIZING FUNDS IN EXCHANGE FOR
     ASSUMPTION OF CERTAIN LIABILITIES AND ISSUANCE OF RESPECTIVE
     SUCCESSOR FUND SHARES...............................................   F-2

     1.1  Transaction....................................................   F-2
     1.2  Assets Transferred.............................................   F-2
     1.3  Election of Trustees; Approval of Advisory Agreements; Adoption
           of Investment Policies; New Service Provider Agreements. .....   F-2
     1.4  Distributions in Liquidation...................................   F-3
     1.5  Record of Ownership. ..........................................   F-3
     1.6  Transfer Taxes. ...............................................   F-3

 2.  VALUATION...........................................................   F-3

     2.1  Determination of Reorganizing Fund Assets......................   F-3
     2.2  Number of Successor Fund Shares Issued. .......................   F-3
     2.3  Computing Net Asset Value. ....................................   F-3

 3.  CLOSING AND CLOSING DATE............................................   F-4

     3.1  Closing........................................................   F-4
     3.2  Notice to Custodian. ..........................................   F-4
     3.3  Transfer Agent Certificate; Delivery at Closing. ..............   F-4
     3.4  Examination of Portfolio Securities. ..........................   F-4

 4.  CONDITIONS PRECEDENT................................................   F-4

     4.1  Organization...................................................   F-4
     4.2  Registrations and Qualifications...............................   F-5
     4.3  Corporate Power, Authorization of Transaction..................   F-5
     4.4  Noncontravention. .............................................   F-5
     4.5  Tax Filing. ...................................................   F-5
     4.6  Tax Status. ...................................................   F-5
     4.7  Qualification under Subchapter M. .............................   F-5
     4.8  Issuance of Reorganizing Fund Shares...........................   F-5
     4.9  Issuance of Successor Fund Shares. ............................   F-5
     4.10 Accuracy of Information........................................   F-6
     4.11 Ownership of Assets............................................   F-6
     4.12 Amendment of Declaration of Trust. ............................   F-6
     4.13 Acquisition of Successor Fund Shares. .........................   F-6
     4.14 Documents Evidencing Transfer By Reorganizing Funds. ..........   F-6
     4.15 Documents Evidencing Transfer By Successor Funds...............   F-6
     4.16 Distribution of Earnings and Profits. .........................   F-6
     4.17 Statement of Assets and Liabilities. ..........................   F-6
     4.18 Consummation. .................................................   F-7
     4.19 Absence of Litigation. ........................................   F-7
     4.20 Approval by Shareholders.......................................   F-7
     4.21 Consents. .....................................................   F-7
     4.22 Legal Opinion. ................................................   F-7

 5.  FINANCIAL STATEMENTS. ..............................................   F-7

                                                                            Page
                                                                            ----
 6.  BROKERAGE FEES AND EXPENSES..........................................  F-7

     6.1  Absence of Broker Fees. ........................................  F-7
     6.2  Allocation of Expenses. ........................................  F-7

 7.  TERMINATION..........................................................  F-7

     7.1  Failure to Meet Condition Precedent. ...........................  F-7
     7.2  Majority Vote. .................................................  F-8

 8.  AMENDMENT............................................................  F-8

 9.  RECOURSE.............................................................  F-8

   This PLAN OF REORGANIZATION dated as of              , 2000, pertains to
the International Bond Fund and Emerging Markets Bond Fund II, each a series of PIMCO Funds: Pacific Investment Management Series (the "Reorganizing Funds").

   This Plan is intended to be and is adopted by PIMCO Funds: Pacific Investment Management Series (the "Trust"), on behalf of the International Bond and Emerging Markets Bond Funds, as a plan of reorganization within the meaning of Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each of the Reorganizing Funds as corresponding new PIMCO
Funds: Private Account Portfolios series of the Trust (each, a "Successor Fund" and, together with the Reorganizing Funds, the "Funds"). The Reorganization will include the transfer of substantially all of the assets of each of the Reorganizing Funds to its respective Successor Fund solely in exchange for (1) the assumption by the corresponding Successor Fund of all liabilities, including all contingent, conditional or unmatured liabilities, of such Reorganizing Fund, which pertain to events, facts and circumstances of the Reorganizing Fund prior to and including the Closing Date, and (2) the issuance to the corresponding Reorganizing Fund of shares of beneficial interest of the corresponding Successor Fund. The aggregate number of shares of a Successor Fund (the "Successor Fund Shares") issued to a Reorganizing Fund will be equal to the number of shares of beneficial interest ("Shares") of the corresponding Reorganizing Fund outstanding immediately before the Reorganization. These transactions will be immediately followed by a pro rata distribution by each of the Reorganizing Funds of the Successor Fund Shares it receives in the exchange described above to the holders of corresponding Reorganizing Fund Shares in exchange for those Successor Fund Shares, in liquidation of the respective Reorganizing Fund, all upon the terms and conditions hereinafter set forth in this Plan.

1. TRANSFER OF ASSETS OF EACH OF THE REORGANIZING FUNDS IN EXCHANGE FOR ASSUMPTION OF ALL LIABILITIES AND ISSUANCE OF RESPECTIVE SUCCESSOR FUND SHARES

   1.1 Transaction.

   Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each of the Reorganizing Funds agrees to transfer substantially all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities, including all contingent, conditional or unmatured liabilities, to the corresponding Successor Fund, which is organized solely for the purpose of acquiring substantially all of the assets and assuming all liabilities of such Reorganizing Fund. In exchange for substantially all of the assets of the Reorganizing Funds (1) the corresponding Successor Fund shall assume all liabilities whether or not contingent, conditional or unmatured, costs, expenses, charges and reserves, which pertain to events, facts and circumstances of the Reorganizing Fund prior to and including the Closing Date, as defined in paragraph 3.1, in accordance with generally accepted accounting principles consistently applied from the prior audited period, and
(2) the Trust shall issue Successor Fund Shares to the corresponding Reorganizing Fund. The number of Successor Fund Shares to be issued by the Trust on behalf of the Successor Fund will be identical to the number of Shares of the Reorganizing Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

   1.2 Assets Transferred.

   The assets of each Reorganizing Fund to be acquired by the corresponding Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of such Reorganizing Fund and other property owned by such Reorganizing Fund and any deferred or prepaid expenses shown as assets on the books of such Reorganizing Fund on the Closing Date provided for in paragraph 3.1.

  1.3 Election of Trustees; Approval of Advisory Agreements; Adoption of Investment Policies; New Service Provider Agreements.

   Immediately after delivery to the Reorganizing Funds of corresponding Successor Fund Shares, a duly authorized officer of each of the Reorganizing Funds shall, to the extent required by applicable law, cause its respective Reorganizing Fund, as the sole shareholder of the corresponding Successor Fund, to: (i) elect the Trustees of the Trust; (ii) approve an investment advisory agreement for the corresponding Successor Fund in substantially the form as the investment advisory agreement in effect for the corresponding Reorganizing Fund immediately prior to the Closing of the Reorganization (with such changes as approved by the shareholders of the corresponding Reorganizing Fund); and (iii) adopt investment objectives, investment policies and investment restrictions which are substantially similar to those of the Reorganizing Fund immediately prior to the Closing of the Reorganization, including any changes thereto approved by the shareholders of the Reorganizing Fund at the meeting of shareholders to be held on March 3, 2000. On or prior to the Closing Date, the Trust shall, on behalf of each of the Successor Funds, either enter into transfer agency, subtransfer agency, custodian and subcustodian agreements, and any other agreement pursuant to which services are rendered to the Reorganizing Funds with appropriate terms or assume each of the Reorganizing Fund's obligations under its existing, comparable agreements. The Trust shall also adopt, on its own behalf or on behalf of each of the Successor Funds, on or prior to the Closing Date, all policies and procedures in effect with respect to each of the Reorganizing Funds as of the Closing Date.

   1.4 Distributions in Liquidation.

   On the Closing Date each of the Reorganizing Funds will distribute in liquidation the respective Successor Fund Shares each Reorganizing Fund has received to each shareholder of record, determined as of the close of business on the Closing Date, pro rata in proportion to such shareholder's beneficial interest in that Reorganizing Fund and in exchange for that shareholder's Shares. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of each Reorganizing Fund on its share records to open accounts on those records in the names of Reorganizing Fund Shareholders and representing the respective pro rata number of each class of the Successor Fund Shares received from the Successor Fund which is due to such Reorganizing Fund Shareholders. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

   1.5 Record of Ownership.

   Ownership of the Successor Fund Shares by each Successor Fund Shareholder shall be recorded separately on the books of the Trust's transfer agent.

   1.6 Transfer Taxes.

   Any transfer taxes payable upon the issuance of Successor Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of a Reorganizing Fund shall be paid by the person to whom such Successor Fund Shares are to be distributed as a condition of such transfer.

2.VALUATION

   2.1 Determination of Reorganizing Fund Assets.

   The value of each of the Reorganizing Fund's net assets to be acquired by the Trust on behalf of each of the Successor Funds hereunder shall be the net asset value computed as of the valuation time provided in each of the Reorganizing Fund's prospectus on the Closing Date using the valuation procedures set forth in the Reorganizing Fund's current prospectus and statement of additional information.

    2.2 Number of Successor Fund Shares Issued.

   The number of the corresponding Successor Fund Shares issued shall equal the number of full and fractional corresponding Reorganizing Fund Shares outstanding on the Closing Date.

    2.3 Computing Net Asset Value.

   All computations of value shall be made by the custodian for each of the Reorganizing Funds and the Trust, or the Reorganizing Funds' investment adviser, in each case as required by any valuation procedures adopted by the Reorganizing Funds.

3.CLOSING AND CLOSING DATE

    3.1 Closing.

   The transfer of a Reorganizing Fund's assets in exchange for the assumption by the corresponding Successor Fund of such Reorganizing Fund's liabilities and the issuance of Successor Fund Shares to such Reorganizing Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of the Trust, 840 Newport Center
Drive, Suite 300, Newport Beach, California on          , 2000 ("Closing
Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of the Reorganizing Funds or at such other time and or place as the parties may agree.

    3.2 Notice to Custodian.

   An authorized officer shall notify the custodian for the Trust of each Reorganizing Fund's reorganization as a series of the Trust.

    3.3 Transfer Agent Certificate; Delivery at Closing.

   The transfer agent for each Reorganizing Fund, shall deliver at the Closing a certificate evidencing the conversion on its books and records of each Reorganizing Fund Shareholder account to a corresponding Successor Fund Shareholder account. The Trust shall issue and deliver to each Reorganizing Fund a confirmation evidencing the crediting of Successor Fund Shares to the appropriate shareholder accounts on the Closing Date or provide other evidence satisfactory to each Reorganizing Fund that such Successor Fund Shares have been credited to the corresponding Reorganizing Fund's account on the books of the Trust. At the Closing, the Trust shall deliver such bills of sale, checks, assignments, stock certificates, receipts or other documents as are deemed necessary or appropriate.

    3.4 Examination of Portfolio Securities.

   Portfolio securities that are not held in book-entry form in the name of the custodian as record holder for a Reorganizing Fund shall be presented by the Reorganizing Fund to the custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by a Reorganizing Fund to the custodian for the account of the Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the custodian in book-entry form on behalf of a Reorganizing Fund shall be delivered to the corresponding Successor Fund by the custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the custodian crediting the corresponding Successor Fund's account maintained with the custodian with immediately available funds.

4.CONDITIONS PRECEDENT

   Consummation of the transactions provided for herein shall be subject to the following further conditions:

    4.1 Organization.

   Each Fund shall be a series of the Trust, which shall be duly organized, validly existing and in good standing under the laws of the State of Massachusetts, and shall have the power to own all of its properties and assets and, subject to any necessary approval by the shareholders, to perform its obligations under this Plan. Neither any Fund nor the Trust shall be required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. Each Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry its business as now being conducted.

    4.2 Registrations and Qualifications.

   The Trust shall be a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), shall be in full force and effect.

    4.3 Corporate Power, Authorization of Transaction.

   The performance of this Plan shall have been duly authorized prior to the Closing Date by all necessary action on the part of each Fund.

    4.4 Noncontravention.

   The Trust shall not be, and the execution, delivery and performance of this Agreement shall not result, in violation of any provision of its Declaration of Trust or By-laws, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound.

    4.5 Tax Filing

   At the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of each Reorganizing Fund required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return shall be under audit and no assessment shall have been asserted with respect to any of such returns or reports.

    4.6 Tax Status.

   Each Reorganizing Fund shall have satisfied the requirements of Section 851(b)(3) (relating to diversification of assets) of the Code. Each Reorganizing Fund shall have distributed to its shareholders all of its current and accumulated earnings and profits as computed for federal income tax purposes, including, without limitation, any earnings and profits accruing up to and including the date of the Closing or as a result of the Reorganization. Not more than 25 percent of the value of the Reorganizing Fund's total assets shall have been invested in the stock and securities of any one issuer and not more than 50 percent of the value of its total assets shall have been invested in the stock and securities of 5 or fewer issuers. For purposes of the foregoing representation: (i) all members of a controlled group of corporations (within the meaning of Section 1563(a) of the Code) shall be treated as one issuer, and (ii) a person holding stock in a regulated investment company, a real estate investment trust, or an investment company (as defined in Section 368(a)(2)(F) of the Code) shall be treated as holding its proportionate share of the assets held by such company or trust. Immediately after the Closing, Successor Fund Shares will be owned by substantially by the same persons in the same proportions as the ownership of the Shares of the corresponding Reorganizing Fund.

   4.7 Qualification under Subchapter M.

   The Trust shall have caused each Successor Fund to qualify as a regulated investment company under Subsection M of the Code since such Successor Fund's inception, including the taxable year in which the Closing occurs.

   4.8 Issuance of Reorganizing Fund Shares.

   All Shares of the Reorganizing Fund at the Closing Date shall be duly and validly issued and outstanding, fully paid and non-assessable by the Trust. The Reorganizing Fund shall not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of beneficial interest (other than dividend reinvestment rights), nor shall there be outstanding any security convertible into any of such shares.

   4.9 Issuance of Successor Fund Shares.

   Prior to the Closing Date, there shall be no issued and outstanding Successor Fund Shares or any other securities of each Successor Fund. Successor Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust.

   4.10 Accuracy of Information.

   The information furnished for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

   4.11 Ownership of Assets.

   At the Closing Date, each Reorganizing Fund will have good and marketable title to the assets to be transferred to the corresponding Successor Fund, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust, on behalf of the corresponding Successor Fund, will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act").

   4.12. Amendment of Declaration of Trust.

   Any necessary amendment to the Trust's Declaration of Trust shall have been filed with the Secretary of State of the Commonwealth of Massachusetts.

   4.13 Acquisition of Successor Fund Shares.

   Each of the Reorganizing Funds, to the extent determined to be appropriate, shall have made any necessary covenants that the Successor Fund Shares it acquires are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

   4.14 Documents Evidencing Transfer By Reorganizing Funds.

   The Trust, on behalf of each Reorganizing Fund, shall have executed and delivered, or caused to be executed and delivered, all such assignments and other instruments, and shall have taken or caused to be taken such further action, as the Trust may deem necessary or desirable in order to vest in the Trust, on behalf of the corresponding Successor Fund, title to, and possession of, all the assets of the respective Reorganizing Fund to be sold, assigned, transferred and delivered to the Successor Fund hereunder and otherwise to carry out the intent and purpose of this Plan.

   4.15 Documents Evidencing Transfer By Successor Funds.

   The Trust, on behalf of each Successor Fund, shall have executed and delivered or caused to be executed and delivered all such assignments and other instruments, and shall have taken or caused to be taken such further action, as the Trust may deem necessary or desirable in order to vest in the Trust, on behalf of the corresponding Reorganizing Fund, title to, and possession of, the Successor Fund Shares issued, sold, assigned, transferred and delivered hereunder to the Reorganizing Fund and otherwise to carry out the intent and purpose of this Plan.

  4.16 Distribution of Earnings and Profits.

   On or before the Closing, each Reorganizing Fund shall have distributed to its shareholders all of its current and accumulated earnings and profits as computed for federal income tax purposes, including, without limitation, all earnings and profits accruing up to and including the date of the Closing or as a result of the Reorganizations.

   4.17 Statement of Assets and Liabilities.

   Each of the Reorganizing Funds shall have delivered on the Closing Date a statement of the assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer of the Trust as to the Reorganizing Fund's securities and federal income tax basis and holding period as of the Closing Date.

   4.18 Consummation.

   Subject to the provisions of this Plan, the Trust shall have taken, or caused to be taken, all action and will have done or caused to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

   4.19 Absence of Litigation.

   On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated hereby.

   4.20 Approval by Shareholders.

   This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of each of the Reorganizing Fund's shareholders, to the extent required by applicable law.

   4.21 Consents.

   All consents of other parties and all other consents, approvals, authorization orders and permits of federal, state and local courts and regulatory authorities (including those of the Securities and Exchange Commission and of state securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Reorganizing Funds or the Successor Funds.

   4.22 Legal Opinion.

   The Reorganizing Funds and the Trust shall have received on or before the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Trust, regarding the treatment, for federal income tax purposes, of the Reorganizations contemplated herein.

   Each of the foregoing conditions precedent to the obligations of a Fund, except for receipt of the opinion of Dechert Price & Rhoads set forth in paragraph 4.22, may be waived by the Trust.

5. FINANCIAL STATEMENTS.

   As promptly as practicable, but in any event within 60 days after the Closing Date, the Trust shall prepare a statement of any capital loss carryovers and other items that will be carried over to each Successor Fund as a result of Section 381 of the Code. Such statement shall be certified by the President or Treasurer of the Trust.

6. BROKERAGE FEES AND EXPENSES

    6.1 Absence of Broker Fees.

   The Trust, on behalf of the Successor Funds and the Reorganizing Funds, shall not pay a broker's or finder's fee in connection with the transactions contemplated hereby.

    6.2 Allocation of Expenses.

   Each of the Reorganizing Funds and the Successor Funds shall be liable for any expenses incurred by it in connection with entering into and carrying out the provisions of this Plan whether or not the transactions contemplated hereby are consummated.

7. TERMINATION

   The Trust may, at its option, terminate this Plan at or prior to the Closing Date because:

    7.l Failure to Meet Condition Precedent.

   A condition expressed precedent to the obligations of the Funds has not been met, and it reasonably appears that it will not or cannot be met.

    7.2 Majority Vote.

   A majority of the members of the Board of Trustees determines that it is not in the best interest of a Fund or its shareholders to proceed with the transactions contemplated by this Plan.

8. AMENDMENT

   This Plan may be amended, modified or supplemented; provided, however, that following the approval of this Plan by shareholders of either Reorganizing Fund, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be paid to a Reorganizing Fund's shareholders under this Plan to the detriment of such Reorganizing Fund shareholders without their further approval.

9. RECOURSE

   All persons dealing with the Trust, any Reorganizing Fund or any Successor Fund must look solely to the property of the Trust, the Reorganizing Funds or the Successor Funds, respectively, for the enforcement of any claims against the Trust, the Reorganizing Funds or the Successor Funds, as neither the Trustees, officers, agents nor shareholders of the Trust or the Reorganizing Funds or the Successor Funds assume any personal liability for obligations entered into on behalf of the Trust, or the Reorganizing Funds, or the Successor Funds, respectively.

                                   APPENDIX G

   As of December 15, 1999, the following persons owned of record or beneficially 5% or more of the shares of the following Funds:

                                                          Shares
                                                       Beneficially  Percent of
                                                          Owned         Fund
                                                       ------------  ----------
INTERNATIONAL BOND FUND
Bell Atlantic........................................ 13,171,805.266    9.21%
 c/o Bost & Co.
 Mutual Funds Operations
 P.O. Box 3198
 Pittsburgh, PA 15230-3198

EMERGING MARKETS BOND FUND II
Northeast Utilities..................................  2,163,661.736    7.22%
 IT Division
 20 Cabot Road
 Medford, Massachusetts 02155-5160

Northern Trust Company FBO:..........................  1,755,196.220    5.86%
 Deluxe Corporation
 P.O. Box 92923
 Chicago, Illinois 60675

Northern Trust Company FBO...........................  1,705,018.158    5.69%
 Lucent Technologies Inc. Master Pension Trust
 P.O. Box 92956
 Chicago, Illinois 60675-2956

Nebraska Public Employees Retirement System..........  1,554,445.779    5.19%
 P.O. Box 1992
 Boston, Massachusetts 02105-1992

   MINI

                         PLEASE VOTE YOUR PROXY TODAY
       Prompt response will save the expense of additional solicitations

CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1.  VOTE BY MAIL:  Sign and date your proxy card and return it in the enclosed
    ------------
    postage paid envelope.  NOTE:  Your proxy is not valid unless it is signed.

2.  VOTE BY TOUCH-TONE PHONE: Dial 1-888-221-0697, enter the CONTROL NUMBER
    ------------------------
    printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can
    ---------------------
    vote each card during the call. Each card has a different control number.

3.  VOTE VIA THE INTERNET: Log on to www.proxyweb.com, enter your CONTROL NUMBER
    ---------------------
    and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

4.  VOTE VIA FAX: Sign and date your proxy card and fax BOTH THE FRONT AND THE
    ------------
    BACK to 1-212-797-1062.

                    IF YOU VOTE BY PHONE, FAX OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.


                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                ****  CONTROL NUMBER: 999 999 999 999 99  ****

           Please fold and detach card at perforation before mailing

PIMCO FUNDS:  PACIFIC INVESTMENT          SPECIAL MEETING OF SHAREHOLDERS
MANAGEMENT SERIES                                        on March 3, 2000
PIMCO FUND NAME PRINTS HERE

The undersigned hereby appoints R. Wesley Burns, Jeffrey M. Sargent, Henrik P. Larsen and Garlin G. Flynn and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the above named Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660, on March 3, 2000 at 9:00 am, Pacific time, or as adjourned from time to time (the "Meeting"), and instruct them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                               Dated ________________, 2000

                               _______________________________



                               _______________________________

                                Signature(s) of Shareholder(s)


                               This proxy must be signed by the
                               beneficial owner of Fund shares.
                               If signing as attorney, executor,
                               guardian or in some representative
                               capacity or as an officer of a
                               corporation, please add title as such.

                               PLEASE VOTE, SIGN AND DATE THIS PROXY
                               AND RETURN IT IN THE ENCLOSED POSTAGE-
                               PAID ENVELOPE.

          Please fold and detach card at perforation before mailing

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

                         Please vote by filling in the appropriate boxes below.

I.    To elect trustees to the Board of Trustees of the Trust. (see pages 1-5 of               FOR      WITHHOLD      FOR ALL
      the proxy statement)                                                                     ALL      AUTHORITY     EXCEPT

      (01) Guilford C. Babcock (02) R. Wesley Burns (03) E. Philip Cannon                      [_]        [_]          [_]
      (04) Vern O. Curtis (05) J. Michael Hagan (06) Brent R. Harris
      (07) Thomas P. Kemp (08) William J. Popejoy

      To withhold authority to vote for any individual nominee, mark the "For All Except" and print the name(s) of the Nominee(s) on the line below.

      --------------------------------------------------------------------------               FOR      AGAINST      ABSTAIN
II.   To approve a new investment advisory contract (see pages 5-12 of the proxy statement)    [_]        [_]          [_]

III.  To approve changes to fundamental investment policies:                                   FOR      AGAINST      ABSTAIN
      (see pages 13-16 of the proxy statement)                                                 ALL        ALL          ALL
      a. Concentration               d. Loans                                                  [_]        [_]          [_]
      b. Margin                      e. Short Positions
      c. Borrowing and               f. Investments in other
         Senior Securities              Investment Companies

      If you do not wish to approve a particular investment policy change applicable to your Fund, write the letter(s) of the sub-proposal on the line below.

      --------------------------------------------------------------------------
                                                                                               FOR      AGAINST      ABSTAIN
IV.   To approve an Amended and Restated Declaration of Trust                                  [_]        [_]          [_]
      (see pages 16-18) of the proxy statement)
V.    To approve a Plan of Reorganization of the Fund as a separate series of                  [_]        [_]          [_]
      the Trust (see pages 20-22 of the proxy statement)

VI.   To transact such other business as may properly come before the Meeting.
This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF
THE PROPOSALS.